UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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BLOCK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Block, Inc.

Proxy Statement

Notice of 2025 Annual Meeting of Stockholders

JUNE 17, 2025

BLOCK, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. (U.S. Pacific Time) on Tuesday, June 17, 2025

Dear Stockholders of Block, Inc.:

We cordially invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Block, Inc., a Delaware corporation, which will be held virtually on Tuesday, June 17, 2025, at 12:00 p.m. (U.S. Pacific Time). You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/XYZ2025, where you will be able to listen to the meeting live, submit questions, and vote your shares online during the meeting, just as you could at an in-person meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect three Class I directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified;
2.
To approve, on an advisory basis, the compensation of our named executive officers;
3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
4.
To approve the Block, Inc. 2025 Equity Incentive Plan;
5.
To approve the Block, Inc. Amended and Restated 2015 Employee Stock Purchase Plan; and
6.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 21, 2025 (U.S. Eastern Time) as the record date for the Annual Meeting. Only stockholders of record at the close of business on April 21, 2025 (U.S. Eastern Time) are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending the date prior to the date of the Annual Meeting at 1955 Broadway, Suite 600, Oakland, CA 94612. Further information regarding voting rights, the matters to be voted upon, and instructions to attend the Annual Meeting is presented in the accompanying proxy statement.

The Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and our annual report is first being mailed on or about April 25, 2025 to all stockholders entitled to vote at the Annual Meeting. The accompanying proxy statement and our annual report can be accessed by visiting www.proxyvote.com. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card, or the instructions that accompanied your proxy materials to attend the Annual Meeting.

Holders of record of Chess Depositary Interests (“CDIs”) as of the close of business on April 21, 2025 (U.S. Eastern Time) may vote the shares of our Class A common stock underlying their CDIs through our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”). Each CDI holder may instruct CDN to vote on behalf of such CDI holder at the Annual Meeting by either voting online at www.investorvote.com.au or contacting Computershare Australia using the details on the Notice of Access Letter to request a hard copy of the CDI voting form to be sent in the mail to their registered address. The CDI Notice of Access Letter is being mailed or emailed from Australia to CDI holders on or about April 28, 2025 (Australia time).

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone, or mail as soon as possible to ensure your shares are represented. For additional instructions on attending the Annual Meeting or voting your shares (or directing CDN to vote if you hold your shares in the form of CDIs), please refer to the section entitled “Questions and Answers About Our Proxy Materials and the Annual Meeting” in this proxy statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

We appreciate your continued support of Block.

By order of the Board of Directors,

Jack Dorsey
Block Head and Chairperson of the Board of Directors

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: April 25, 2025

EXECUTIVE SUMMARY

This summary highlights information regarding the 2025 annual meeting of stockholders of Block, Inc., a Delaware corporation (referred to herein as the “Company,” “Block,” “we,” “us” or “our”) contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. Throughout this proxy statement, we refer to our 2025 annual meeting of stockholders (and any postponements, adjournments, or continuations thereof) as the “Annual Meeting.”

Information about our 2025 Annual Meeting of Stockholders

Date and Time: Tuesday, June 17, 2025, at 12:00 p.m. (U.S. Pacific Time).

Location: The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/XYZ2025, where you will be able to listen to the meeting live, submit questions, and vote your shares online during the meeting.

Record Date: April 21, 2025 (U.S. Eastern Time).

Voting Matters

	Proposals	Board Recommendation	Page Number for Additional Information
1	To elect Jack Dorsey, Paul Deighton, and Neha Narula to serve as our Class I directors until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR	17
2	To approve, on an advisory basis, the compensation of our named executive officers.	FOR	18
3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.	FOR	19
4	To approve the Block, Inc. 2025 Equity Incentive Plan.	FOR	22
5	To approve the Block, Inc. Amended and Restated 2015 Employee Stock Purchase Plan.	FOR	30

We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. As of the date of this proxy statement, we have not received notice of any such business.

Information contained on or accessible through our website is not incorporated by reference in this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

BLOCK 2025 Proxy Statement	i

Corporate Governance Highlights

We are committed to having sound corporate governance principles that we believe promote long-term value and serve the best interests of all our stockholders, sellers, customers and other stakeholders. Some highlights of our corporate governance practices are listed below:

•
Proactive approach to board of directors pipeline management
•
6 out of 10 current directors are independent
•
3 out of 10 current directors are women; 2 out of 10 current directors identify as underrepresented minorities
•
2 out of 6 current executive officers are women
•
Lead Independent Director
•
Strong risk oversight by full board of directors and committees

•
Annual board of directors, committee, and individual director evaluations
•
Significant stock ownership requirements for directors and executive officers
•
Insider Trading Policy prohibits hedging and pledging transactions
•
All board committees are 100% independent
•
Comprehensive clawback policies for our executive officers

Our 2025 Director Nominees

Each of our Class I director nominees currently serves on our board of directors and demonstrates a mix of experiences and perspectives.

Name	Director Since	Experience	Independent	Board and Committee Positions	Other Current Public Company Boards
Jack Dorsey	2009	Block Head and Chairperson of the Board of Directors, Block, Inc.		Chairperson, Board of Directors	None
Paul Deighton	2016	Chairperson, Goldman Sachs International and Goldman Sachs International Bank	X	Chair, Audit and Risk Committee; Compensation Committee	None
Neha Narula	2023	Director, Digital Currency Initiative at the Massachusetts Institute of Technology	X	Audit and Risk Committee; Nominating and Corporate Governance Committee	None

BLOCK 2025 Proxy Statement	ii

Executive Compensation Philosophy and Highlights

Our Compensation Philosophy

At Block, we are building an ecosystem dedicated to economic empowerment and unlocking access to the financial system for more people around the world. We do this by building the most relevant products and tools for the communities we serve including sellers, consumers, artists, fans, and developers. Our brands work together cohesively, often positively reinforcing one another and creating resonant relationships with people who use our products to meet multiple needs across the different aspects of their lives. As we scale, we are investing in building deeper connections between our ecosystems and increasing the resilience of our company.

Our compensation programs are designed to attract, retain, and grow the best teams that are aligned with this purpose and embody the essential values of our company culture, centered around the following core principles:

•
Market Competitive: We have a data-driven approach to ensure we stay competitive by benchmarking against industry peers, recognizing that compensation is just one element of our broader value proposition.
•
Performance Driven: Our programs reward individual and team performance, aligning efforts with corporate success. Through stock-based compensation, we link rewards to shareholder value and create a merit-based system that recognizes and celebrates impact.
•
Equitable: We value and differentiate pay based on responsibilities, skills, capability, performance, and experience. Simultaneously, we take steps to mitigate the potential influence of bias on compensation decisions, with the goal to foster an inclusive and fair compensation environment.
•
Simple: Our compensation programs are clear and easy for our employees to understand, minimizing complexity for straightforward communication and administration.

Executive Compensation Highlights

•
Block Head (our version of Chief Executive Officer) Compensation. At his request, Jack Dorsey receives no cash or equity compensation except for an annual salary of $2.75.
•
Annual “Say-on-Pay” Vote. We conduct an annual advisory vote on the compensation of our named executive officers. At our 2024 annual meeting of stockholders, approximately 98% of the votes cast on the “say-on-pay” proposal were voted in favor of the named executive officers’ compensation.
•
Robust Clawback Policies. In addition to the financial restatement clawback policy mandated by the U.S. Securities and Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (the “NYSE”) for Section 16 officers, all covered employees who receive severance via a change of control and severance agreement, including our executive officers, are subject to a severance clawback policy, which permits us to recover certain severance compensation if an employee engages in certain misconduct.

•
Independent Compensation Consultant. Our compensation committee engages its own independent compensation consultant to advise on executive and outside director compensation matters.
•
Alignment of Compensation with Company Success. A substantial percentage of our executive officers’ compensation aligns with the long-term success of the company through grants of stock options and stock-based awards.
•
Risk Oversight. Strong oversight by our compensation committee mitigates risk and exposures.
•
Stock Ownership Guidelines. Our stock ownership guidelines require significant stock ownership levels and are designed to align the long-term interests of our executives and outside directors with those of our stockholders.

BLOCK 2025 Proxy Statement	iii

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. Our business affairs are overseen by our board of directors, which is currently composed of 10 members. All of our current directors, other than Messrs. Carter, Dorsey, Eisen, and McKelvey, are independent within the meaning of the listing standards of the NYSE. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of April 25, 2025, and certain other information for each of the members of our board of directors with terms expiring at the Annual Meeting, who are also nominees for election as a director at the Annual Meeting, and for each of the other current members of our board of directors.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated

Directors with Terms Expiring at the Annual Meeting/Nominees
Jack Dorsey	I	48	Block Head and Chairperson	2009	2025	2028
Paul Deighton⁽¹⁾⁽²⁾	I	69	Director	2016	2025	2028
Neha Narula⁽²⁾⁽³⁾	I	43	Director	2023	2025	2028

Continuing Directors
Roelof Botha⁽¹⁾⁽²⁾	II	51	Lead Independent Director	2011	2026	—
Amy Brooks⁽³⁾	II	50	Director	2019	2026	—
Shawn Carter	II	55	Director	2021	2026	—
James McKelvey	II	59	Director	2009	2026	—
Anthony Eisen	III	53	Director	2025	2027	—
Randall Garutti⁽¹⁾⁽³⁾	III	50	Director	2017	2027	—
Mary Meeker⁽¹⁾	III	65	Director	2011	2027	—

(1)
Member of our compensation committee.
(2)
Member of our audit and risk committee.
(3)
Member of our nominating and corporate governance committee.

BLOCK 2025 Proxy Statement	1

Director Nominees

Jack Dorsey is our co-founder and has served as our principal executive officer and as a member of our board of directors since July 2009, having previously served as our Chief Executive Officer and President from July 2009 until his title changed to Block Head as of April 2022. Mr. Dorsey has also served as Chairperson of our board of directors since October 2010. For 2023 and a portion of 2024, Mr. Dorsey also served as our Square Head. From May 2007 to October 2008, Mr. Dorsey served as President and Chief Executive Officer of Twitter, Inc. (“Twitter”). Mr. Dorsey returned to serve as Chief Executive Officer of Twitter from July 2015 until November 2021. He served on the board of directors of Twitter from May 2007 to May 2022.

Mr. Dorsey was selected to serve on our board of directors because of the perspective and experience he provides as one of our founders and our Block Head, as well as his extensive experience with technology companies and innovation.

Paul Deighton has served as a member of our board of directors since May 2016. Mr. Deighton has served as Chairman of Goldman Sachs International and Goldman Sachs International Bank since April 2024. Mr. Deighton has served as the non-executive Chairperson of The Economist Group since July 2018, the non-executive Chairman of Heathrow Airport Holdings Limited, the owner of Heathrow Airport in the United Kingdom, since June 2016, and the non-executive Chairperson of Hakluyt Company Limited, an advisory firm, since January 2016. From December 2012 to May 2015, Mr. Deighton served as Commercial Secretary to the Treasury and as a member of the House of Lords in the United Kingdom. Mr. Deighton previously served as the Chief Executive Officer of the London Organising Committee of the Olympic and Paralympic Games and held various roles at Goldman Sachs. Mr. Deighton holds a B.A. in Economics from Trinity College, Cambridge University.

Mr. Deighton was selected to serve on our board of directors because of his financial and business expertise, as well as his international perspective and his government and regulatory experience.

Neha Narula has served as a member of our board of directors since July 2023. Dr. Narula has served as a Director of the Digital Currency Initiative at the Massachusetts Institute of Technology (“MIT”) Media Lab, an interdisciplinary research lab focusing on cryptocurrencies and blockchain technology, since January 2017, and she previously was the Director of Research in digital currency at MIT Media Lab from May to December 2016. Prior to joining MIT, Dr. Narula was a Senior Software Engineer at Google. Dr. Narula currently serves on the Financial Industry Regulatory Authority’s FinTech Industry Committee and the Federal Reserve Bank of New York’s Innovations Advisory Council. She also previously served on PayPal’s Blockchain, Crypto, and Digital Currencies Advisory Council. Dr. Narula holds a B.A. in Mathematics and Computer Science from Dartmouth College and a Master’s degree and a Ph.D. in Computer Science from MIT.

Dr. Narula was selected to serve on our board of directors because of her experience with distributed systems, cryptography, cryptocurrencies, and programmable money.

Continuing Directors

Roelof Botha has served as a member of our board of directors since January 2011 and as our Lead Independent Director since June 2022. Since January 2003, Mr. Botha has served in various positions at Sequoia Capital, a venture capital firm, including as a Senior Steward and as a Managing Member of Sequoia Capital Operations, LLC. From 2000 to 2003, Mr. Botha served in various positions at PayPal Holdings, Inc., including as Chief Financial Officer. Mr. Botha serves on the boards of directors of Unity Software Inc., Natera, Inc., MongoDB, Inc. and a number of privately held companies. Mr. Botha previously served on the boards of directors of Bird Global, Inc., from June 2018 to December 2022, Eventbrite, Inc., from October 2009 to June 2022, and 23andMe Holding Co. from September 2017 to September 2024. Mr. Botha holds a B.S. in Actuarial Science, Economics and Statistics from the University of Cape Town and an M.B.A. from the Stanford Graduate School of Business.

Mr. Botha was selected to serve on our board of directors because of his financial and managerial experience.

Amy Brooks has served as a member of our board of directors since October 2019. Since January 2024, Ms. Brooks has served as President, New Business Ventures at the National Basketball Association, after serving as President, Team Marketing & Business Operations and Chief Innovation Officer from

BLOCK 2025 Proxy Statement	2

November 2017 to December 2023, the Executive Vice President from May 2014 to November 2017, and Senior Vice President from January 2010 to May 2014. Ms. Brooks also serves on the boards of directors of a number of privately held companies and charitable organizations. Ms. Brooks holds a B.A. in Political Science and Communication from Stanford University and an M.B.A. from the Stanford Graduate School of Business.

Ms. Brooks was selected to serve on our board of directors because of her sales and marketing experience as well as her expertise in growing a global brand.

Shawn Carter has served as a member of our board of directors since May 2021. Known professionally as Jay-Z, Mr. Carter is a musician, songwriter, record executive, producer, and entrepreneur. He has served as the co-founder and majority owner of Roc Nation LLC and founder of Marcy Media LLC, a full-service agency and entertainment company, since 2008 and co-founder and Manager of Marcy Venture Partners, L.P., a venture capital and private equity firm, since March 2019. Mr. Carter founded TIDAL, which is now majority owned by Block, in March 2015, and remains a shareholder and artist of the music streaming service. Since 2014, Mr. Carter has served as the co-founder, Manager, and board member of Ace of Spades Holdings, LLC, a luxury champagne company, and serves on the boards of directors of a number of privately held companies. Since 2003, Mr. Carter has served as the founder of the Shawn Carter Scholarship Foundation, a charitable organization focused on education. He also serves on the board of directors of REFORM, a philanthropic organization advocating for criminal justice reform. Mr. Carter previously served as the Chief Visionary Officer of TPCO Holding Corp. (“TPCO Holding”) from November 2020 to 2023, and as the Chief Brand Strategist of CMG Partners, Inc., or Caliva, from July 2019 until its acquisition by TPCO Holding in November 2020.

Mr. Carter was selected to serve on our board of directors because of his entrepreneurial experience and expertise in the music industry, which is valuable for our TIDAL business.

James McKelvey is our co-founder and has served as a member of our board of directors since July 2009. Since March 2025, Mr. McKelvey has served as the Chief Executive Officer of Fastrials, Inc. (“Fastrials”), a clinical trial management company, of which he is also the co-founder. In addition, Mr. McKelvey has served in various positions at Mira Smart Conferencing, Inc., a digital conferencing company since March 2012. Mr. McKelvey currently serves on the board of directors of Emerson Electric Co. and previously served as Chair of the St. Louis Federal Reserve. He also serves on the boards of directors of a number of privately held companies. Mr. McKelvey holds a B.S. in Computer Science and a B.A. in Economics from Washington University in St. Louis.

Mr. McKelvey was selected to serve on our board of directors because of the perspective and experience he brings as one of our founders.

Anthony Eisen has served as a member of our board of directors since February 2025. Since January 2025, Mr. Eisen has served as the Chief Executive Officer of Reshop US, Inc. (“Reshop”) where he also serves as Chairman of the Board. Prior to becoming Chief Executive Officer of Reshop, Mr. Eisen previously served as Block’s co-lead of Afterpay from January 2022, when Block acquired Afterpay Limited (“Afterpay”), to November 2024 and served as a consultant to aid in the transition of his duties until his election to our board of directors. Prior to the acquisition of Afterpay, Mr. Eisen served as the co-Chief Executive Officer and a member of the board of directors of Afterpay, which he co-founded in November 2014. Mr. Eisen currently serves on the board of directors of the Technology Council of Australia. Mr. Eisen holds a Bachelor of Commerce degree in Accounting & Finance from UNSW Australia and is a member of the Chartered Accountants in Australia.

Mr. Eisen was selected to serve on our board of directors because of his financial services and fintech expertise, specifically in Buy Now, Pay Later services, and experience as one of the co-founders of Afterpay.

Randall Garutti has served as a member of our board of directors since July 2017. From April 2012 to May 2024, Mr. Garutti served as Chief Executive Officer and was on the board of directors of Shake Shack Inc. (“Shake Shack”). Prior to becoming Chief Executive Officer of Shake Shack, Mr. Garutti served as its Chief Operating Officer since January 2010. Before Shake Shack, Mr. Garutti was the Director of Operations for Union Square Hospitality Group, LLC, overseeing the operations for all its restaurants. Additionally, Mr. Garutti previously served on the boards of directors of USHG Acquisition Corp. from February 2021 to December 2022 and the Columbus Avenue Business Improvement District, a

BLOCK 2025 Proxy Statement	3

not-for-profit organization, from October 2008 to May 2024. Mr. Garutti holds a B.S. in Hotel Administration from Cornell University’s School of Hotel Administration.

Mr. Garutti was selected to serve on our board of directors because of his business expertise and leadership of a global brand.

Mary Meeker has served as a member of our board of directors since June 2011. Since January 2019, Ms. Meeker has served as a General Partner of Bond Capital. From December 2010 to December 2018, Ms. Meeker served as a General Partner of Kleiner Perkins Caufield & Byers. From 1991 to 2010, Ms. Meeker served as Managing Director and Research Analyst with Morgan Stanley. Ms. Meeker previously served on the board of directors of Nextdoor Holdings, Inc. from September 2019 to June 2024, and currently serves on the board of directors of a number of privately held companies. Ms. Meeker holds a B.A. in Psychology from DePauw University and an M.B.A. from Cornell University.

Ms. Meeker was selected to serve on our board of directors because of her extensive experience advising and analyzing technology companies.

Director Independence

Our Class A common stock is listed on the NYSE. Under NYSE listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under NYSE listing standards, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a material relationship with the company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company). As noted in the commentary to the listing standards, the concern is independence from management.

Audit and risk committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and NYSE listing standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and NYSE listing standards.

Our board of directors has reviewed the independence of each of our directors. Based on information provided by each director concerning their background, employment, and affiliations, our board of directors has determined that none of Mses. Brooks and Meeker; Dr. Narula; or Messrs. Botha, Deighton, and Garutti has a material relationship with the Company and that each of these current directors is “independent” as that term is defined under NYSE listing standards. Former directors Dr. Lawrence Summers and Sharon Rothstein, who served on our board of directors until February 2024 and June 2024, respectively, were each also determined to be independent within the meaning of the NYSE listing standards during their period of service on our board of directors. In making the determination of the independence of our directors, the board of directors considered relevant transactions between Block and entities associated with our directors or members of their immediate families, including transactions involving Block and payments made to or from companies and entities in the ordinary course of business where our directors or members of their immediate families serve as partners, directors, or as a member of the executive management of the other party to the transaction, and determined that none of these relationships constitute material relationships that would impair the independence of our directors. In addition, each member of our audit and risk committee and our compensation committee meets the enhanced independence standards required for such committee members under the applicable rules and regulations of the SEC and the NYSE listing standards.

Board of Directors Leadership Structure and Role of Our Lead Independent Director

Our board of directors does not have a policy as to whether the roles of the Chairperson of our board of directors and our Block Head should be separate or combined. Our board of directors believes that it should have the flexibility to make this determination as circumstances require and in a manner that it believes is best to provide appropriate leadership for our company. Currently, Mr. Dorsey serves as both the Chairperson of our board of directors and our principal executive officer. As our co-founder and Block Head, Mr. Dorsey is best positioned to identify and drive strategic priorities, oversee product development, identify key areas of risk for the Company, lead critical discussions, and execute our business plans.

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Our board of directors has adopted Corporate Governance Guidelines that provide that one of our independent directors should serve as our Lead Independent Director at any time when the Chairperson of our board of directors is not independent. Because Mr. Dorsey is our Chairperson and is not an “independent” director as defined in NYSE listing standards, our board of directors has appointed Roelof Botha as our Lead Independent Director. Mr. Botha, a director since 2011, has served as our Lead Independent Director since June 2022. As a seasoned director with extensive experience in the financial technology industry, Mr. Botha has played an essential role in advising our senior management in key strategic areas and has provided independent oversight in his roles as a member of both our audit and risk committee and our compensation committee, and our board of directors believes that he is a strong, independent, and effective Lead Independent Director.

As our Lead Independent Director, Mr. Botha is responsible for, among other matters:

•
presiding at all meetings of the board of directors at which the Chairperson is not present, including executive sessions of the independent directors;
•
calling, determining the agenda for, and serving as chairperson of meetings of independent directors;
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facilitating discussion and open dialogue among the independent directors during board of directors’ meetings, executive sessions, and outside of meetings of our board of directors;
•
reporting to our Block Head and Chairperson of our board of directors regarding feedback from executive sessions;
•
serving as liaison between the Chairperson of our board of directors and our independent directors, without inhibiting direct communication between them;
•
approving meeting agendas for regularly scheduled meetings of the board of directors and providing feedback on the board meeting schedule;
•
in consultation with our nominating and corporate governance committee, reviewing and reporting on the results of our board of directors’ and its committees’ performance self-evaluations;
•
serving as spokesperson for the Company as requested;
•
alongside the Chair of our audit and risk committee, consulting with our Block Head and Chairperson on risk matters requiring the consideration of our board of directors;
•
providing input on the composition of our board of directors; and
•
performing such other responsibilities as may be designated by a majority of our independent directors from time to time.

We believe that our leadership structure of Mr. Dorsey serving as both Chairperson of our board of directors and Block Head, with a separate Lead Independent Director, is appropriate because it provides a balance between Mr. Dorsey’s company-specific experience, leadership, and insight and our independent directors’ experience, leadership, oversight, and expertise from outside our company. This structure also enables strong leadership, creates clear accountability, and enhances our ability to communicate our strategy clearly and consistently to stockholders while ensuring robust, independent oversight by our board of directors and our independent directors, led by our Lead Independent Director.

Board of Directors Meetings, Attendance, and Committees

During our fiscal year ended December 31, 2024, our board of directors held four meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which such director has served as a director and (ii) the total number of meetings held by all committees of our board of directors on which such director has served during the periods that such director has served as a committee member.

We do not have a formal policy regarding attendance by members of our board of directors at our annual meeting of stockholders. Five directors who were serving as directors at the time attended our 2024 annual meeting of stockholders.

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Our board of directors has established an audit and risk committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit and Risk Committee

Our audit and risk committee currently consists of Messrs. Botha and Deighton and Dr. Narula, with Mr. Deighton serving as Chair.

Each of our current audit and risk committee members meets the requirements for independence for audit committee members under NYSE listing standards and SEC rules and regulations. Each member of our audit and risk committee also meets the financial literacy and sophistication requirements of NYSE listing standards. In addition, our board of directors has determined that each of Messrs. Botha and Deighton is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”). Our audit and risk committee is, among other matters, responsible for the following:

•
selecting and hiring a qualified independent registered public accounting firm to audit our financial statements;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
reviewing our financial statements and discussing the scope and results of the independent audit and quarterly reviews with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
•
preparing, reviewing, and approving the audit and risk committee report that the SEC requires to be included in our annual proxy statement;
•
reviewing the adequacy and effectiveness of our disclosure controls and procedures, and overseeing procedures established for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing and discussing with management our program and policies on risk assessment and risk management, including risks associated with data privacy, data security, and cybersecurity;
•
reviewing and discussing with management the overall adequacy and effectiveness of our legal, regulatory, and compliance programs;
•
reviewing and overseeing related party transactions for which review or oversight is required by applicable law or required to be disclosed in our financial statements or SEC filings; and
•
approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our audit and risk committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and NYSE listing standards. A copy of the charter of our audit and risk committee is available on our investor relations website at https://investors.block.xyz. Information on or accessible through our website is not incorporated by reference in this proxy statement. During 2024, our audit and risk committee held eleven meetings.

Compensation Committee

Our compensation committee consists of Ms. Meeker and Messrs. Botha, Deighton, and Garutti, with Ms. Meeker serving as Chair. Mr. Garutti was appointed to our compensation committee in April 2024. Each of our compensation committee members meets the requirements for independence for compensation committee members under NYSE listing standards and SEC rules and regulations, including Rule 10C-1 under the Exchange Act. Each of Ms. Meeker and Messrs. Botha, Deighton, and Garutti is also a

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“non-employee director” as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is, among other matters, responsible for the following:

•
reviewing and approving, or making recommendations to our board of directors regarding, the compensation of our Section 16 officers;
•
overseeing our overall compensation philosophy and compensation policies, plans, and benefits programs, including those for our Section 16 officers, to ensure the programs support our business and culture;
•
evaluating the compensation of the non-employee directors and making recommendations to our board of directors regarding director compensation; and
•
administering our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and NYSE listing standards. A copy of the charter of our compensation committee is available on our investor relations website at https://investors.block.xyz. During 2024, our compensation committee held six meetings.

Our compensation committee may delegate its authority and duties to subcommittees or individuals as it deems appropriate and in accordance with applicable laws and regulations. Our compensation committee has delegated authority to our management equity committee, which during 2024 consisted of our Block Head and People Lead, to make equity grants within predetermined guidelines to employees and consultants who are not our Section 16 officers or members of our management equity committee. In addition, our compensation committee may establish, and has from time to time established, a subcommittee comprised of members of our compensation committee, which has the nonexclusive authority to grant equity and other awards under our compensation plans, including, if applicable, awards that comply with Section 16 of the Exchange Act, including Rule 16b-3 thereunder.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Ms. Brooks, Dr. Narula, and Mr. Garutti, with Mr. Garutti serving as Chair. Each of our nominating and corporate governance committee members meets the requirements for independence under NYSE listing standards and SEC rules and regulations. Our nominating and corporate governance committee is, among other matters, responsible for the following:

•
identifying, evaluating, and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
•
evaluating the performance of our board of directors, individual directors, and our Block Head;
•
considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;
•
reviewing and making recommendations to our board of directors regarding our Corporate Governance Guidelines and our Code of Business Conduct and Ethics;
•
overseeing our process for stockholder communications with the board of directors;
•
overseeing our commitment to inclusion and diversity (“I&D”), including our I&D policies and programs, and conducting a periodic review of our I&D efforts with our People Lead and Inclusion and Diversity Lead;
•
conducting periodic reviews of our environmental, social, and governance (“ESG”) programming and corporate responsibility initiatives;

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•
reviewing and monitoring compliance with our Code of Business Conduct and Ethics and other actual and potential conflicts of interest of our board of directors and corporate officers, other than transactions with related parties reviewed by our audit and risk committee; and
•
reviewing the succession planning and performance for our Block Head, as well as each of our other members of our executive management team.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable NYSE listing standards. A copy of the charter of our nominating and corporate governance committee is available on our investor relations website at https://investors.block.xyz. During 2024, our nominating and corporate governance committee held five meetings.

Compensation Committee Interlocks and Insider Participation

None of the current members of our compensation committee, or any member that served during the past fiscal year, is or has been an officer or employee of our company, or had any relationship requiring disclosure under Item 404 of Regulation S-K. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our compensation committee. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees, which may include reviewing candidates whom our stockholders have properly submitted for recommendation or retaining a third-party executive search firm to identify and review candidates. We maintain policies and procedures for director candidates, which require our nominating and corporate governance committee to evaluate director candidates in light of the current size and composition, organization, and governance of our board of directors and the needs of our board of directors and its committees. There is no difference in the evaluation process of a director candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any other means. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation:

•
Character, integrity, and judgment: Nominees must have the highest personal and professional ethics.
•
Diversity: Although our board of directors does not have specific requirements with respect to board diversity, it believes that representation and diverse perspectives are important in furthering our purpose of economic empowerment and how we build for the customers we serve.
•
Area of expertise: Nominees must also have the ability to offer advice and guidance to our Block Head and other members of management based on proven achievement and expertise in their fields.
•
Potential conflicts of interest and other commitments: Nominees must understand the fiduciary responsibilities that are required of a member of our board of directors and have sufficient time available to perform all board of director responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors’ meetings.
•
Other individual qualities and attributes: Our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, to be in our and our stockholders’ best interests.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. While

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factors relating to diversity were considered for our current directors, no single factor was determinative with respect to any of our current directors.

Stockholder Recommendations and Nominations to Our Board of Directors

Our nominating and corporate governance committee will consider director candidates recommended by stockholders holding the lesser of: (i) $2,000 in market value or (ii) one percent (1%) on a fully diluted basis of the Company’s securities continuously for at least twelve (12) months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation, our amended and restated bylaws and any applicable laws, rule, and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, and our policies and procedures for director candidates, as well as the director nominee criteria described above that is applicable to all director candidates. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders may recommend a candidate for nomination by submitting the recommendation in writing to our Chief Legal Officer and Corporate Secretary or legal department at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612. Such recommendation must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock, and a signed letter from the candidate confirming willingness to serve on our board of directors. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Corporate Secretary at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612. To be timely for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the nomination no earlier than the close of business on February 17, 2026 and no later than the close of business on March 19, 2026, or in the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, no earlier than the close of business on the 120th day before our 2026 annual meeting of stockholders and no later than the close of business on the later of either (i) the 90th day prior to our 2026 annual meeting of stockholders or (ii) the 10th day following the day on which public announcement of the date of our 2026 annual meeting of stockholders is first made if such first public announcement is less than 100 days prior to the date of our 2026 annual meeting of stockholders. Any notice of director nomination submitted must include the information required by Rule 14a-19(b) under the Exchange Act.

Communications with Non-Management Members of Our Board of Directors

Interested parties wishing to communicate with our non-management members of our board of directors may do so by writing to the particular non-management member or members of our board of directors and mailing the correspondence via registered or overnight mail to our Chief Legal Officer and Corporate Secretary at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612. Each communication should set forth (i) the name and address of the interested party (as it appears on our books, if applicable) and, if the shares of our common stock are held by a nominee, the name and address of the beneficial

BLOCK 2025 Proxy Statement	9

owner of such shares, and (ii) the class and number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Chief Legal Officer and Corporate Secretary, or legal department, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, forward such communications to the appropriate non-management member or members of our board of directors, or if none is specified, to the Chairperson of our board of directors or the Lead Independent Director if the Chairperson of our board of directors is not independent.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and the responsibilities of members of committees of our board of directors. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all our employees, officers, and directors, including our Block Head, Chief Financial Officer, and other executive and senior financial officers. The full texts of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are posted on our investor relations website at https://investors.block.xyz. We will post amendments to our Corporate Governance Guidelines and our Code of Business Conduct and Ethics and any waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Insider Trading Policy and Compliance

Our board of directors has adopted an Insider Trading Policy governing the purchase, sale, and/or other disposition of our securities by directors, officers, employees, and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

From time to time, we may engage in transactions in our own securities. We strive to comply with all applicable securities laws when engaging in transactions in our securities.

Risk Management

Our board of directors recognizes the oversight of risk management as one of its primary responsibilities and central to maintaining an effective, risk-aware, and accountable organization. The oversight responsibility of our board of directors and its committees is supported by management reporting processes that are designed to provide visibility to our board of directors regarding the identification, assessment, and management of risks and management’s strategic approach to risk mitigation. The Chair of our audit and risk committee meets with our Internal Audit Lead, Chief Financial Officer, Head of Enterprise Risk Management, Chief Risk Officer, Chief Compliance Officer and Chief Legal Officer periodically to identify and discuss risks and exposures and escalates potential issues to our audit and risk committee or board of directors, as appropriate.

As part of our overall risk management process, we conduct an annual Enterprise Risk Assessment (“ERA”), which is shared and reviewed with our board of directors. The ERA is developed through discussions and research with key management and outside advisors, as appropriate, and is designed to ensure the Company maintains robust processes for identifying, assessing, monitoring, and reporting risks. The ERA is reported to the audit and risk committee on an annual basis. Key risks surfaced through the ERA are reviewed by management and discussed with the board of directors, as appropriate. These areas include strategic, operational, people, financial, and compliance. We address risks such as cybersecurity, financial reporting, and external events within each of these areas.

While our board of directors maintains ultimate responsibility for the oversight of risk, it has implemented a multi-layered approach that delegates certain responsibilities to the appropriate board committees to ensure that these primary areas of focus are discussed in appropriate detail and that a full understanding of the applicable risk is obtained. Our board of directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each board committee meets in executive session with key management personnel and representatives of outside advisors as required or requested. Our board of directors may delegate additional risk areas to its committees in the future.

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Board of Directors / Committee	Primary Areas of Risk Oversight

Full Board of Directors

Strategic, financial, and execution risks and exposures associated with our business strategy; policy matters; succession planning; data privacy, data security, and cybersecurity; artificial intelligence; significant litigation and regulatory exposures; and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation; acquisitions and divestitures; and our operational infrastructure.

Audit and Risk Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure controls and procedures, internal control over financial reporting, investment guidelines and credit and liquidity matters, operational security and reliability, our programs and policies relating to legal and regulatory compliance, material regulatory matters, and related regulatory investigations or examinations. In addition, our audit and risk committee assists our board of directors with oversight of certain matters related to privacy, data security, and cybersecurity.

Nominating and Corporate Governance Committee

Risks and exposures associated with director and executive succession planning; director and corporate officer conflicts of interest, other than transactions with related persons reviewed by our audit and risk committee; environmental, social, corporate governance, inclusion and diversity, and corporate responsibility matters; and overall board and committee effectiveness and composition.

Compensation Committee	Risks and exposures associated with leadership assessment; retention and succession; executive compensation programs and arrangements; and our compensation philosophy and practices.

Board’s Role in Data Privacy and Cybersecurity Oversight

Our board of directors recognizes the oversight of risk management as one of its primary responsibilities and central to maintaining an effective, risk-aware, and accountable organization. While our board of directors maintains ultimate responsibility for the oversight of our data privacy and cybersecurity program and risks, it has delegated certain oversight responsibilities to our audit and risk committee. Our board of directors and audit and risk committee’s principal role is one of oversight, recognizing that management is responsible for the design, implementation, and maintenance of an effective program for protecting against and mitigating data privacy and cybersecurity risks. The audit and risk committee assists the board of directors in enhancing its understanding of data privacy and cybersecurity issues by overseeing our data privacy and information security programs, strategy, policies, processes, and material risks, as well as overseeing responses to security and data incidents, as appropriate.

Our full board of directors receives an annual information security update by our Chief Information Security Officer (“CISO”) and an annual privacy update, which covers, among other matters, our privacy and cybersecurity programs and risks. Our audit and risk committee receives updates, at least quarterly, on significant data privacy and security risks, including any significant incidents, relevant industry developments, threat vectors, and significant risks identified in periodic penetration tests or vulnerability scans. The updates also include significant legal and legislative developments concerning data privacy and security, our approach to complying with applicable law, and significant engagement with regulators concerning data privacy and cybersecurity. Our audit and risk committee provides regular updates to the board of directors on such reports. For additional information regarding our cybersecurity governance, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

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ESG and Corporate Responsibility

Our nominating and corporate governance committee oversees our corporate responsibility initiatives. We maintain our steadfast focus on driving economic empowerment through our broad spectrum of products and services. In alignment with this product-driven focus on financial inclusion, we believe that operating in a responsible and sustainable manner helps support long-term shareholder value, builds a more resilient and efficient company, and helps us mitigate against potential environmental risk factors. Our strong commitment to social responsibility is designed to amplify the reach and depth of the positive impact we strive to deliver through each of our brands. This holds true for both our internal and external stakeholders including customers, sellers, artists, developers, employees, key suppliers, and our investor community.

We take an integrated approach to managing ESG performance and disclosure:

•
Functional Leadership: Corporate responsibility is managed at a functional level across each of our teams, with responsibility for oversight rolling up to our senior executives.
•
Operational Leadership: We maintain a cross-functional working group from multiple business areas that serves as the central coordinating body for our corporate responsibility efforts. This team is led by an ESG Lead who oversees the broader ESG program, connects our key stakeholders, and reports up to senior leadership and our nominating and corporate governance committee.
•
Board Oversight: Our nominating and corporate governance committee is responsible for overseeing ESG and corporate responsibility matters of significance to us and receives both quarterly reports and updates on these matters from our ESG Lead. The nominating and corporate governance committee also receives quarterly inclusion and diversity reports from our People Lead and Inclusion and Diversity Lead.

Key areas of focus for our ESG strategy are:

•
Our Customers and Communities: In September 2020, we announced our intent to invest $100.0 million towards impact investments that further our purpose of economic empowerment. As of December 31, 2024, we have invested $67.9 million in aggregate towards this initiative, of which $23.6 million was invested in the year ended December 31, 2024.
•
Global Climate Action: In 2024, we continued to scale our climate action program. We expanded our decarbonization portfolio, retiring 125,000 tons of high-quality carbon removal credits, worked towards internal carbon emission reductions, and continued our commitment to transparency with our climate risk and opportunity disclosures through CDP (previously the Carbon Disclosure Project). We have received verification of our internal carbon reduction goals from the Science-Based Targets Initiative and added disclosures in compliance with California climate disclosure requirement AB 1305 to our Investor Relations website. We believe we are on pace towards our goal of reaching net zero carbon for operations by 2030. We continue to target increased efficiencies across our entire value chain.
•
Our People: We consider it a business requirement to build a company that reflects the customers and communities we serve. Inclusion and fairness are at the heart of the workplace we are building. We continue to provide transparency regarding our workforce, including continuing to share our EEO-1 consolidated report. Our ongoing efforts to foster inclusion and operate with fairness include: establishing company-wide manager expectations, including their responsibility to break down silos and hierarchy, maintain physiological safety and seek divergent perspectives, dedicating resources to our employee resource groups, and embedding checks and analyses across our employee programs to ensure hiring promotion and compensation decisions are based on merit alone.
•
Corporate Governance: In 2024, we continued corporate governance practices that we believe promote long-term value, engender public trust, and serve the best interests of our stockholders, sellers, customers, and other stakeholders. Some highlights of our corporate governance practices are our Lead Independent Director, who has a comprehensive scope of responsibilities; a board of directors that is comprised of a majority of independent directors with a wide range of expertise; annual review of our corporate governance policies and charters; robust process for developing a pipeline for potential director candidates; strong risk oversight by the full board and committees;

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annual board, committee, and individual director self-assessments; and significant stock ownership requirements for directors and executive officers.

Director Compensation

Pursuant to our Outside Director Compensation Policy, our outside directors receive compensation in the form of equity granted under the terms of our 2015 Equity Incentive Plan, as amended and restated (the “2015 Plan”), and cash, as described below.

Our compensation committee periodically reviews our Outside Director Compensation Policy, including review of competitive practices provided by an independent compensation consulting firm engaged by our compensation committee. In 2024, based on data provided by Compensia, Inc. (“Compensia”), our average total direct compensation per director (including annual cash retainer and equity awards) approximated the 10th percentile amongst our compensation peer group identified below in the section entitled “Executive Compensation—Compensation-Setting Process—Competitive Positioning.”

As a result of the compensation committee’s annual review, our board of directors, upon recommendation from our compensation committee, approved the following changes to the Outside Director Compensation Policy, effective April 1, 2025:

General Board Service	Prior Policy	Amended Policy
Annual Cash Retainer	$40,000	$50,000
Annual Equity Retainer	$250,000	$275,000
Total Annual Cash and Equity Retainer	$290,000	$325,000

Additional Committee Chair Retainers
Audit and Risk	$20,000	$35,000
Compensation	$15,000	$25,000
Nominating and Corporate Governance	$10,000	$20,000

Additional Committee Member Retainers
Audit and Risk	$10,000	$17,500
Compensation	$5,000	$12,500
Nominating and Corporate Governance	$2,500	$10,000

Equity Compensation

Our 2015 Equity Incentive Plan (the “2015 Plan”) contains maximum limits on the size of the equity awards that can be granted to each of our outside directors in any fiscal year, but those maximum limits do not reflect the intended size of any potential grants or a commitment to make any equity award grants to our outside directors in the future. The only commitment to make equity award grants to our outside directors is under our Outside Director Compensation Policy, as it may be amended from time to time. The maximum limits under our 2015 Plan provide that no outside director may be granted, in any fiscal year, equity awards having a grant date fair value (determined in accordance with generally accepted accounting principles (“GAAP”)) of more than $1 million, provided that, under the 2015 Plan, the limit is $2 million in connection with the director’s initial service as an outside director. Equity awards granted to an individual while they were an employee or a consultant, but not an outside director, do not count for purposes of these limits. If our stockholders approve the proposed Block, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) at our Annual Meeting, grants on and after the date of our Annual Meeting will be made under our 2025 Plan. As described further below, the 2025 Plan will provide that no outside director may be granted, in any fiscal year, equity awards having a grant date fair value (determined in accordance with GAAP) of more than $1 million, including with respect to the year in which an outside director commences service as an outside director. See the section entitled “Proposal No. 4 - Approval of the Block, Inc. 2025 Equity Incentive Plan”.

Initial Award. Subject to any limits in our 2015 Plan, or, once approved, our 2025 Plan, each person who first becomes an outside director will receive an initial grant of restricted stock units (“RSUs”) on the date of their appointment having a grant date fair value (determined in accordance with GAAP) equal to $250,000 (increased to $275,000 as of April 1, 2025) multiplied by a fraction: (i) the numerator of which is (x) 12 minus (y) the number of months between the date of the last annual meeting of stockholders and the date the outside director becomes a member of our board of directors and (ii) the denominator of which is 12. However, if a person first becomes an outside director on the day of an annual meeting of stockholders,

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they will only receive an annual award (described below) on such date but will not receive an initial award. The shares of our Class A common stock underlying the RSUs vest in full upon the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, in each case subject to continued service through the vesting date. If the appointment date is the same as the date of annual meeting, then such outside director will only be granted an annual award.

Annual Award. On the date of each annual meeting of stockholders, and subject to any limits in our 2015 Plan, or, if approved, our 2025 Plan, each of our outside directors is granted RSUs having a grant date fair value (determined in accordance with GAAP) equal to $250,000 (increased to $275,000 as of April 1, 2025). The shares of our Class A common stock underlying the RSUs vest in full upon the earlier of (i) the first anniversary of the grant date or (ii) on the date of the next annual meeting of stockholders, in each case subject to continued service through the vesting date.

Our Lead Independent Director receives an annual grant of RSUs, in addition to the annual grant provided to all outside directors, on the date of each annual meeting of stockholders having a grant date fair value (determined in accordance with GAAP) of $70,000, subject to any limits in our 2015 Plan or, if approved, our 2025 Plan. The shares of our Class A common stock underlying the RSUs vest in full upon the earlier of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, in each case subject to continued service through the vesting date.

The awards granted to an outside director under our Outside Director Compensation Policy will become fully vested upon a “change in control” as defined in our 2015 Plan or 2025 Plan, as applicable.

Cash Compensation

In 2024, each of our outside directors received an annual cash retainer of $40,000 for serving on our board of directors. In addition, each outside director received the cash fees (as outlined above) for service on the committees of our board of directors.

Subject to any limits under our 2015 Plan, or, if approved, our 2025 Plan, each outside director may elect to convert any cash compensation that they would otherwise be entitled to receive under our Outside Director Compensation Policy into an award of RSUs under our 2015 Plan or 2025 Plan, as applicable. If the outside director makes this election in accordance with the policy, each such award of RSUs will be granted on the first business day following the last day of the fiscal quarter for which the cash compensation otherwise would be paid under the policy, will be fully vested on the grant date, and will cover a number of shares equal to (A) the aggregate amount of cash compensation otherwise payable to the outside director on that date divided by (B) the closing price per share as of the last day of the fiscal quarter for which the grant relates.

2024 Compensation

The following table provides information regarding the total compensation that was earned by each of our outside directors in 2024. Dr. Lawrence Summers and Ms. Sharon Rothstein served as directors until February 9, 2024 and June 18, 2024, respectively. Mr. Eisen was appointed in 2025 and, therefore, did not receive compensation as a director in 2024.

The amounts under the “Stock Awards” column represent the aggregate of initial or annual equity compensation provided under the Outside Director Compensation Policy, and equity grants made in lieu of cash compensation, each as detailed in footnotes 2 and 3, respectively. The aggregate number of stock awards outstanding for each director as of December 31, 2024 are included in footnote 2 below.

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Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)⁽¹⁾⁽²⁾⁽³⁾	All Other Compensation ($)	Total ($)
Roelof Botha	—	372,928	—	372,928
Amy Brooks	—	290,917	—	290,917
Shawn Carter	—	288,535	—	288,535
Paul Deighton	65,000	249,952	—	314,952
Randall Garutti	52,170⁽⁴⁾	249,952	—	302,122
James McKelvey	10,000	278,776	—	288,776
Mary Meeker	—	302,981	—	302,981
Neha Narula	—	297,576	—	297,576
Sharon Rothstein	32,266	—	—	32,266
Larry Summers	17,995	—	—	17,995

(1)
The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of RSU awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). The amount does not necessarily correspond to the actual value recognized by the outside director. The valuation assumptions used in determining such amounts are described in the section entitled “Share-based Compensation” of Note 16, Stockholders' Equity in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)
The amounts included in the “Stock Awards” column includes the annual awards or initial awards of RSUs, as applicable, granted to our outside directors in 2024. Each of our outside directors (other than Mr. Botha) received a grant of 4,038 RSUs on June 18, 2024, with a grant date fair value of $249,952. Mr. Botha received a grant of 5,168 RSUs on June 18, 2024, with a grant date fair value of $319,899. Each of these RSU awards vest and settle on the earlier of the first anniversary of the grant date or the date of our Annual Meeting, subject to the director’s continued service through the vesting date.
(3)
The amounts included in the “Stock Awards” column includes the awards of RSUs granted to our outside directors in lieu of cash retainers in 2024, which are described below. Each of these awards vested and settled in full on the grant date.
(4)
Mr. Garutti was appointed to our compensation committee in April 2024, and his cash retainer was prorated accordingly.

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Name	Grant Date	Number of RSUs Granted	Grant Date Fair Value ($)	Total Cash Retainer Forgone ($)
Roelof Botha	January 2, 2024	177	12,783	13,750
	April 1, 2024	162	13,197	13,750
	July 1, 2024	213	13,598	13,750
	October 1, 2024	204	13,452	13,750

Amy Brooks	January 2, 2024	137	9,894	10,625
	April 1, 2024	125	10,183	10,625
	July 1, 2024	164	10,470	10,625
	October 1, 2024	158	10,419	10,625

Shawn Carter	January 2, 2024	129	9,316	10,000
	April 1, 2024	118	9,612	10,000
	July 1, 2024	155	9,895	10,000
	October 1, 2024	148	9,759	10,000

James McKelvey	January 2, 2024	129	9,316	10,000
	April 1, 2024	118	9,612	10,000
	July 1, 2024	155	9,895	10,000

Mary Meeker	January 2, 2024	177	12,783	13,750
	April 1, 2024	162	13,197	13,750
	July 1, 2024	213	13,598	13,750
	October 1, 2024	204	13,452	13,750

Neha Narula	January 2, 2024	135	9,750	10,455
	April 1, 2024	148	12,056	12,548
	July 1, 2024	203	12,959	13,125
	October 1, 2024	195	12,858	13,125

Directors may be reimbursed for their reasonable expenses for attending board and committee meetings. Directors who are also our employees receive no additional compensation for their service as directors. During 2024, only Mr. Dorsey was an employee and a director of the Company. For additional information regarding Mr. Dorsey’s compensation, refer to the section entitled “Executive Compensation.”

Stock Ownership Guidelines

Our board of directors has adopted stock ownership guidelines to ensure ongoing alignment of the interests of our directors and executive officers with the long-term interests of our stockholders. Our guidelines require that (i) each non-employee director own a number of shares of our common stock with a value equal to at least five times their annual cash retainer, (ii) each executive officer (other than the Block Head) own a number of shares of our common stock with a value equal to at least three times their annual base salary, and (iii) the Block Head own a number of shares of our common stock with a value equal to at least the greater of (x) five times their annual base salary and (y) $2 million. Each non-employee director and executive officer is required to comply with our stock ownership guidelines within five years from their promotion or hiring as an executive officer or election to our board of directors. Until a non-employee director or executive officer has satisfied their applicable level of ownership, they are required to retain an amount equal to fifty percent (50%) of the net shares received from any new equity award granted after the adoption of the guidelines. As of December 31, 2024, all our non-employee directors and executive officers had met or were on track to comply with these stock ownership guidelines within the applicable time periods.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS

In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. Three of our Class I directors, Messrs. Dorsey and Deighton and Dr. Narula, are standing for election at the Annual Meeting for a three-year term.

Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Messrs. Jack Dorsey and Paul Deighton and Dr. Neha Narula as nominees for election as Class I directors at the Annual Meeting. If elected, Messrs. Dorsey and Deighton and Dr. Narula will serve as Class I directors until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently a director of the Company. Dr. Narula is standing for election by our stockholders for the first time. She was initially recommended by a member of management. For additional information regarding our nominees for the board of directors, refer to the section entitled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet, but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Messrs. Dorsey and Deighton and Dr. Narula. Messrs. Dorsey and Deighton and Dr. Narula have each agreed to serve as a director if elected; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote, on an advisory or non-binding basis, on the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all our named executive officers and the philosophy, policies, and practices described in this proxy statement. We currently hold our Say-on-Pay vote every year.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our compensation committee, or our board of directors. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our compensation committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section entitled “Executive Compensation,” and in particular the information discussed in the section entitled “Executive Compensation—Compensation Philosophy,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

Vote Required

The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit and risk committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2025. During our fiscal year ended December 31, 2024, EY served as our independent registered public accounting firm.

Notwithstanding the appointment of EY, and even if our stockholders ratify the appointment, our audit and risk committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit and risk committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Although not required by applicable law or listing rules, our audit and risk committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of EY, our audit and risk committee may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by EY for our fiscal years ended December 31, 2023, and December 31, 2024, respectively.

	2023	2024
	(in thousands)
Audit Fees⁽¹⁾	$13,533	$14,178
Audit-Related Fees⁽²⁾	—	—
Tax Fees⁽³⁾	902	2,059
All Other Fees⁽⁴⁾	3	15
Total Fees	$14,438	$16,252

(1)
Consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K for the fiscal years ended December 31, 2023 and 2024 and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)
Consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services could include accounting consultations concerning financial accounting and reporting standards, due diligence procedures in connection with acquisitions, and procedures related to other attestation services.
(3)
Consist of fees for professional services for tax compliance, tax advice, and tax planning. These services include consultation on tax matters and assistance regarding federal, state, and international tax compliance.
(4)
Consist of license fees for the use of accounting research software.

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Auditor Independence

In our fiscal year ended December 31, 2024, there were no other professional services provided by EY, other than those listed above, that would have required our audit and risk committee to consider their compatibility with maintaining the independence of EY.

Audit and Risk Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit and risk committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit and risk committee is required to pre-approve all audit, internal control-related services, and permissible non-audit services performed by our independent registered public accounting firm to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by EY for our fiscal years ended December 31, 2023 and 2024, were pre-approved by our audit and risk committee pursuant to this policy.

Vote Required

The ratification of the appointment of EY as our independent registered public accounting firm for our fiscal year ending December 31, 2025, requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal. Because this is a routine proposal, we do not expect broker non-votes on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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REPORT OF THE AUDIT AND RISK COMMITTEE

The audit and risk committee is a committee of our board of directors comprised solely of independent directors as required by New York Stock Exchange (“NYSE”) listing standards and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). The composition of the audit and risk committee, the attributes of its members, and the responsibilities of the audit and risk committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. With respect to our financial reporting process, our management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, Ernst & Young LLP (“EY”), is responsible for performing an independent audit of our consolidated financial statements. It is the responsibility of the audit and risk committee to oversee these activities. It is not the responsibility of the audit and risk committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit and risk committee has:

•
reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and EY;
•
discussed with EY the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit and risk committee concerning independence, and has discussed with EY its independence.

Based on the audit and risk committee’s review and discussions with management and EY, the audit and risk committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Respectfully submitted by the members of the audit and risk committee of the board of directors:

Paul Deighton (Chair)

Roelof Botha

Neha Narula

This report of the audit and risk committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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PROPOSAL NO. 4 APPROVAL OF THE BLOCK, INC. 2025 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Block, Inc. 2025 Equity Incentive Plan (the “2025 Plan”), which was approved by the board of directors on April 24, 2025, subject to its approval by our stockholders. The 2025 Plan has been established to replace, on a prospective basis, the 2015 Equity Incentive Plan (the “2015 Plan”). The 2015 Plan was approved by our stockholders in 2015.

Reason for the Proposal

In connection with the approval of the 2025 Plan, our board of directors carefully considered projected future equity needs, our current equity granting practices and the advice of our independent compensation consultant. On the basis of these considerations, as well as other factors considered by our board of directors, our board of directors believes that it is in the best interests of the Company and its stockholders to approve the 2025 Plan.

The 2025 Plan authorizes the issuance of equity- and cash-based incentive awards to retain personnel for positions with the Company, to provide additional incentive to employees, directors, and consultants (collectively, “EIP Participants”), and to promote the success of the Company’s business. The board of directors believes that the adoption of the 2025 Plan will enable us to attract and retain the best available talent to grow our business.

If approved by our stockholders, the 2025 Plan will become effective as of the date of such stockholder approval and will replace the 2015 Plan for any new grants made after the date of such stockholder approval. Accordingly, upon approval of the 2025 Plan by our stockholders, (i) no further awards will be granted under the 2015 Plan, and (ii) any awards granted under the 2015 Plan prior to the date the 2025 Plan is approved by our stockholders will remain outstanding under such plans and will continue to vest and/or become exercisable in accordance with their original terms and conditions. Awards under the 2015 Plan that are forfeited or cancelled will not be recycled or otherwise again become available for issuance under the 2025 Plan or the 2015 Plan.

As described in more detail below, the maximum number of shares of our common stock requested for stockholder approval under the 2025 Plan is 80,000,000 shares in the aggregate, which represents an incremental dilution of approximately 13% of our outstanding shares as of April 21, 2025. Our board of directors believes the number of shares reserved for issuance under the 2025 Plan represents an amount of shares that balances stockholder and Company interests.

Considerations for the Approval of the 2025 Plan

The 2025 Plan incorporates certain corporate governance best practices to further align our equity compensation program with the interests of our stockholders. The following is a list of some of these best practices, which are intended to protect the interests of our stockholders:

What the 2025 Plan Includes and Good Governance Policies

•
Stock options and stock appreciation rights. Stock options and stock appreciation rights are granted with an exercise price per share not less than the fair market value of our ordinary shares on the grant date.
•
Award limits on outside directors. We have imposed a limit on awards to our outside directors.
•
Stock ownership guidelines. We have adopted stock ownership guidelines for our executive officers and board of directors.
•
Clawback policy. We maintain a financial restatement clawback policy in accordance with SEC and NYSE requirements, in addition to a severance clawback policy, which permits us to recover certain severance compensation paid to any covered individual subject to a severance agreement in the case of misconduct.

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What the 2025 Plan Does Not Include

•
No repricing without stockholder approval. Repricing of options and share appreciation rights is not permitted without stockholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.
•
No evergreen. The 2025 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2025 Plan is increased automatically without stockholder approval.
•
No excise tax gross-ups. No EIP Participant is entitled under the 2025 Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code.
•
Single-trigger vesting upon a change in control. The 2025 Plan does not provide for single-trigger vesting of any awards upon a change in control (other than with respect to outside directors).
•
No liberal change in control definition. The change in control definition under the 2025 Plan is only triggered in those instances where an actual change in control occurs (see the section entitled “Effect of a Change in Control” below).

Description of the Material Features of the 2025 Plan

The following is a description of the material features of 2025 Plan, which such description is qualified in its entirety by the full text of the 2025 Plan, a copy of which is filed herewith as Appendix A.

Share Reserve; Incentive Stock Option Limits

Subject to adjustment upon the occurrence of various corporate events as described in the 2025 Plan, the maximum number of shares requested for stockholder approval under the 2025 Plan is 80,000,000 shares, which is equal to approximately 13% of common shares outstanding. Shares to be issued under the 2025 Plan may be authorized but unissued shares or shares issued and then reacquired by the Company.

If an award of stock options or stock appreciation rights expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an exchange program or an award of restricted stock, RSUs, or stock-settled performance awards or other stock-based awards is forfeited to us, tendered or withheld for tax withholding, or reacquired by us due to failure to vest, the unissued shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2025 Plan. With respect to stock appreciation rights, the net shares issued will cease to be available under the 2025 Plan and all remaining shares will remain available for future issuance under the 2025 Plan. Shares withheld to pay the exercise price of an award or satisfy the withholding obligations related to an award will again become available for future grant or sale under the 2025 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2025 Plan.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options is 80,000,000.

In addition, awards under the 2025 Plan granted in substitution for equity compensation awards outstanding under a plan maintained by an entity acquired by the Company will not decrease the number of shares available for issuance under the 2025 Plan.

Administration

The 2025 Plan will be administered by the board of directors or a committee of directors or other individuals appointed by the board of directors (the “EIP Administrator”). It is currently intended that the compensation committee of the board of directors will serve as the EIP Administrator. The EIP Administrator generally has the authority to administer the 2025 Plan including, among other things, to:

•
interpret the 2025 Plan and awards granted thereunder;
•
create, amend, and revoke rules relating to the 2025 Plan, including creating sub-plans;
•
determine EIP Participants and the terms of the awards to be granted under the 2025 Plan;

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•
approve the forms of award agreements for use under the 2025 Plan;
•
determine the terms and conditions, consistent with the 2025 Plan, of any award granted thereunder, including fair market value, the exercise price applicable to stock options or stock appreciation rights (“SARs”), the vesting criteria and any applicable acceleration rights and whether awards may be settled or exercised in cash, shares, other awards, other property or by net settlement; and
•
take any other actions necessary for the administration of the 2025 Plan.

The EIP Administrator also has the authority to amend existing awards, to allow EIP Participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the EIP Administrator, and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type, and/or cash. Subject to the terms of the 2025 Plan, the EIP Administrator may waive any terms, conditions or restrictions with respect to awards. The EIP Administrator need not take the same action or actions with respect to awards or portions thereof or with respect to EIP Participants in the 2025 Plan.

Subject to applicable law, the board of directors or the applicable committee may delegate to one or more officers the ability to grant awards under the 2025 Plan to employees who are not officers of the Company.

Eligibility

Employees of the Company and its parent and subsidiaries (including prospective employees who have accepted an offer of employment), as determined by the EIP Administrator, members of our board of directors, and certain consultants are eligible to participate in the 2025 Plan, which, as of April 21, 2025, included approximately 11,300 employees, nine outside directors and 2,500 consultants.

The basis for participation in the 2025 Plan is the EIP Administrator’s decision, in its sole discretion, that an award to an eligible person will further the purposes of the 2025 Plan, including to attract and retain personnel, to provide additional incentive to employees, directors and consultants, and to promote the success of our business. In exercising its discretion, the EIP Administrator will consider the recommendations of management and the purposes of the 2025 Plan.

Limit on Outside Director Awards

No outside director may be granted, in any fiscal year, awards under the 2025 Plan with a grant date fair value of more than $1 million. Awards granted to an individual while he or she was an employee, or while he or she was a consultant, but not an outside director, will not count for purposes of this limitation.

Forms of Awards

The following types of awards may be made under the 2025 Plan.

Stock Options. Stock options may be granted under the 2025 Plan, which may be structured as either a stock option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an “ISO”) or a nonstatutory stock option. The exercise price of a stock option granted under the 2025 Plan must be at least equal to the fair market value of a share of the Company’s Class A common stock (“Share”) on the date of grant. The term of a stock option may not exceed ten years, except that with respect to any EIP Participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an ISO must not exceed five years and the exercise price of an ISO must equal at least 110% of the fair market value on the grant date subject to the provisions of the 2025 Plan. The EIP Administrator will determine the methods of payment of the exercise price of a stock option, which may include, to the extent permitted by applicable law, cash, shares, or other property acceptable to the EIP Administrator, as well as other types of consideration, subject to the provisions of the 2025 Plan.

SARs. A SAR is a right to receive upon exercise of the SAR an amount in cash, shares or a combination, in value equal to the product of (i) the excess of the fair market value of one share over the exercise price per Share subject to the applicable SAR, multiplied by (ii) the number of shares in respect of which the SAR has been exercised. A SAR’s exercise price may not be less than 100% of the fair market value of a Share on the grant date. The award agreement with respect to the SAR will set forth the

BLOCK 2025 Proxy Statement	24

applicable expiration date. The EIP Administrator shall have the authority to determine whether SARs will be settled in cash, shares or a combination thereof.

Restricted Stock. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the EIP Administrator. Shares of restricted stock may not be sold, transferred, pledged, assigned or otherwise alienated prior to vesting. Recipients of restricted stock awards generally will have voting rights but not dividend rights with respect to unvested shares of restricted stock, unless the EIP Administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

RSUs. An RSU is an award that covers a number of shares and that may be settled upon vesting by the issuance of the underlying Shares or payment in cash or a combination of shares and cash. Subject to the provisions of the 2025 Plan, the EIP Administrator will determine the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment.

Performance Awards. Performance may be granted under the 2025 Plan. Performance awards that will result in a payment to an EIP Participant only if performance goals established by the EIP Administrator are achieved and the awards otherwise vest. The EIP Administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance awards to be paid out to EIP Participants. After the grant of a performance award, the EIP Administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance award. Performance units will have an initial dollar value established by the EIP Administrator on or prior to the grant date. Performance shares will have an initial value equal to the fair market value of a share on the grant date. Performance awards will have threshold, target, and maximum payout values established by the EIP Administrator on or prior to the grant date. The EIP Administrator, in its sole discretion, may pay earned performance awards in the form of cash, shares, or some combination thereof.

Other Stock-Based Awards. The EIP Administrator is authorized to grant other stock-based awards, which may be denominated in shares or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, dividend rights or dividend equivalent rights or awards with value and payment contingent on our performance or that of our business units or any other factors that the EIP Administrator designates. Other stock-based awards may also include awards issued pursuant to any “matching program” adopted by the Company in connection with any employee stock purchase plan or program we maintain from time to time.

Other Cash-Based Awards. The EIP Administrator is authorized to grant other cash-based awards (including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the 2025 Plan), either independently or as an element of or supplement to any other award under the 2025 Plan.

Dividend Equivalents. Dividend equivalent rights may be granted as a separate award or in connection with another award under the 2025 Plan, provided that dividend equivalent rights may not be awarded on any stock option or SAR. Any dividends and/or dividend equivalents will be paid at such times and subject to such terms and conditions as determined by the EIP Administrator in its discretion.

Deferrals

Subject to compliance with Section 409A of the Code, the EIP Administrator in its sole discretion may permit or require EIP Participants to defer certain amounts or shares paid or issued in respect of awards.

Adjustments

If any extraordinary dividend or other extraordinary distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to acquire securities of the Company, other change in the corporate structure of the Company affecting the shares, or any similar equity restructuring transaction, as that term is used in FASB Topic 718 affecting the shares occurs (including, without limitation, a change in control), the EIP Administrator, to prevent diminution or enlargement of the benefits or potential benefits

BLOCK 2025 Proxy Statement	25

intended to be provided under the 2025 Plan, will adjust the number and class of shares (including the identity of the issuer) that may be delivered under the 2025 Plan and/or the number, class (including the identity of the issuer), and price of shares covered by each outstanding award, and the number of shares reserved for issuance under the 2025 Plan, in each case in such a manner as it deems equitable.

Effect of a Change in Control

Under the 2025 Plan, in the event of a “change in control,” the EIP Administrator may, in its sole discretion, take any one or more of the following actions with respect to outstanding awards held by EIP Participants who are not outside directors:

•
continuation or assumption of the award by the successor or surviving entity (or its parent);
•
substitution or replacement of the award by the successor or surviving entity (or its parent) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof) with substantially the same terms and value as the award (including any applicable performance targets or criteria);
•
acceleration of the vesting of the award and the lapse of any restrictions thereon, and in the case of stock options and SAR awards, acceleration of the right to the award during a specified period (and the termination of such stock option or SAR award without payment of any consideration therefor to the extent the award is not timely exercised), in each case, upon either (i) the failure of the successor or surviving entity (or its parent) to continue, assume or substitute the award or (ii) or service (including an involuntary termination of the participant’s employment without “cause” or, solely to the extent set forth in an applicable service agreement or award agreement or otherwise determined by the EIP Administrator in its discretion, the participant for “good reason” and/or due to the participant’s death or “disability”, as such terms may be defined in the applicable award agreement and/or the participant’s employment agreement, offer letter or severance agreement, as the case may be) on or within a specified period following such change in control determined by the EIP Administrator in its sole discretion, (but not to exceed 24 months);
•
in the case of a performance award, determination of the level of attainment of any applicable performance conditions, which shall be the greater of the actual level of performance through the date immediately prior to the date of the change in control (to the extent determinable) and the target performance (100%), unless otherwise determined by the EIP Administrator or as set forth in an award agreement; and/or
•
cancellation of the award at the time of the change in control, in consideration of a payment that is at least equal to the value of the consideration that would be received in such change in control by the holders of the Company’s securities, with the form of such payment determined by the EIP Administrator in its sole discretion, provided that the EIP Administrator may, in its sole discretion, terminate any stock option or SAR for which the exercise or hurdle price equals or exceeds the per share value of the consideration to be paid in the change in control transaction, without payment of consideration therefor.

Upon a change in control, all awards held by outside directors will immediately vest and/or become exercisable, as applicable, and any restrictions thereon will lapse.

Under the 2025 Plan, a “change in control” generally means the occurrence of any of the following events, each as set forth in more detail in the 2025 Plan: (i) a change in the ownership of the Company in which any one person, or more than one person acting as a group (a “Person”), acquires ownership of the stock of the Company that constitutes more than 50% of the total voting power of the stock of the Company; (ii) a change in the effective control of the Company which occurs on the date a majority of members of the board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the appointment or election; or (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For any award that that provides for accelerated distribution on a change in control of amounts that constitute “deferred compensation” (as defined in Section

BLOCK 2025 Proxy Statement	26

409A of the Code), a transaction will not be a change in control (A) unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code; or (B) if its sole purpose is to (1) change the state of the Company’s incorporation, or (2) create a holding Company owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Termination of Employment

Subject to provisions of the 2025 Plan regarding permitted leaves of absence, an EIP Participant’s status as a service provider will end at midnight on the last day the EIP Participant is actively providing services to the Company, its parent or subsidiaries. Unless otherwise expressly provided in the applicable award agreement or otherwise determined by the EIP Administrator, a EIP Participant’s right to vest in any award will cease as of such termination of status and will not be extended by any notice period.

Transferability

Unless determined otherwise by the EIP Administrator, as required by applicable law or as otherwise set forth in the 2025 Plan, an EIP Participant may not sell, pledge, assign, hypothecate, transfer, dispose of, or otherwise alienate awards under the 2025 Plan other than by will, the laws of descent, and distribution.

Forfeiture Events

All awards granted under the 2025 Plan will be subject to recoupment under any clawback policy that we are required to adopt under applicable law. In addition, the EIP Administrator may provide in an award agreement that the EIP Participant’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events. In the event of any accounting restatement, the recipient of an award will be required to repay a portion of the proceeds received in connection with the settlement of an award earned or accrued under certain circumstances.

Cancellation or “Clawback” of Awards

Any award granted under the 2025 Plan, and any shares, cash or other property that may be issued, delivered or paid in respect of such an award, and any consideration that may be received in respect of a sale or other disposition of any such shares or property, are subject to any recoupment, “clawback” or similar provisions of applicable law, as well as any recoupment, “clawback” or similar policies of the Company that may be in effect from time to time (including, without limitation, the Block, Inc. Financial Restatement Clawback Policy and the Block, Inc. Severance Clawback Policy (each as may be amended from time to time), subject in each case to the EIP Administrator’s authority to grant exceptions in such circumstances as it may determine to be appropriate or specify additional or different rules as to any particular award (subject to compliance with applicable law).

Prohibition on Repricing

Subject to the adjustment provision described above, the EIP Administrator may not directly or indirectly, through cancellation or regrant or any other method (including through the repurchase of stock options or SAR awards (that are “out of the money”) for cash and/or other property), reduce, or have the effect of reducing, the exercise or hurdle price of any award established at the time of grant without approval of our stockholders.

Term of the 2025 Plan; Plan Amendment or Termination

The 2025 Plan will continue in effect until the tenth anniversary of the effective date, or until an earlier termination as permitted under the 2025 Plan.

The board of directors or the compensation committee thereof has the authority to amend, suspend, or terminate the 2025 Plan, provided that such action does not materially impair the existing rights of any EIP Participant without such EIP Participant’s written consent or as otherwise permitted by the 2025 Plan. Stockholder approval of any amendment to the 2025 Plan will be required to the extent required by applicable law.

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U.S. Federal Income Tax Consequences

The information set forth below is a summary under current law of certain United States federal income tax consequences to the Company and EIP Participants who are citizens or individual residents of the United States relating to awards granted under the 2025 Plan and does not purport to be complete. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2025 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonstatutory Stock Options. A EIP Participant generally will not recognize taxable income when granted a non-qualified stock option. When the EIP Participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The EIP Participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the EIP Participant recognizes, subject to any limits imposed under Section 162(m) of the Code. When the EIP Participant sells the shares acquired on exercise, the EIP Participant generally will realize long-term or short-term capital gain or loss, depending on whether the EIP Participant holds the shares for more than one year before selling them.

Incentive Stock Options. A EIP Participant generally will not have taxable income when granted an ISO or when exercising the option. However, the exercise of an ISO may result in an alternative minimum tax liability to the employee. If the EIP Participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the EIP Participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction. If an EIP Participant disposes of the shares received upon exercise of an ISO within the one-year or two-year periods described above, it will generally be considered a “disqualifying disposition,” and the option will be treated as a nonstatutory stock option for federal income tax purposes. Generally, if an EIP Participant exercises an ISO more than three months after the EIP Participant’s employment or service with us terminates, the option will be treated as a nonstatutory stock option for federal income tax purposes. We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a Share, however, we are generally allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.

Stock Appreciation Rights. An EIP Participant generally does not recognize income at the time a SAR is granted. At the time cash or stock representing the amount of the appreciation is transferred to the EIP Participant pursuant to exercise of the SAR, the EIP Participant will generally be required to recognize as income an amount equal to the amount of cash or fair market value of the shares paid or transferred to the EIP Participant. Such amount will be taxable as ordinary income and we generally will be entitled to a corresponding tax deduction, subject to any limits imposed under Section 162(m) of the Code.

Restricted Stock. An EIP Participant generally will not recognize any income upon the receipt of unvested shares or restricted stock unless the EIP Participant elects under Section 83(b) of the Code, within 30 days after receipt of the shares, to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. An EIP Participant who makes the election will not be allowed a deduction for the value of any shares subsequently forfeited. An EIP Participant who does not make the election generally will recognize ordinary income on the date of the lapse of the restrictions applicable to the shares, which may be at the time of grant, in an amount equal to the fair market value of the shares on such date, less any amount paid for the shares. Generally, upon a sale or other disposition of restricted stock with respect to which an EIP Participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions previously lapsed), the EIP Participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the basis in such shares. Any gain or loss recognized is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).

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Restricted Stock Units. An EIP Participant generally does not recognize income at the time a RSU is granted. At the time of settlement of the award, the EIP Participant will generally recognize ordinary income equal to the fair market value of the RSUs at the time of settlement of the award, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code generally limits the federal income tax deduction for compensation paid to “covered employees” (in general, currently the CEO, the CFO, and the three other most highly-compensated executive officers for the year at issue and any person who was part of that group for any other year beginning after December 31, 2016) to $1,000,000. Thus, certain compensation attributable to awards may be nondeductible to us due to the application of Section 162(m) of the Code.

Registration with the SEC

If our stockholders approve the 2025 Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the shares available for issuance under the 2025 Plan.

Vote Required

The approval of our 2025 Equity Incentive Plan requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE BLOCK, INC. 2025 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 5 APPROVAL OF THE BLOCK, INC. AMENDED AND RESTATED 2015 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the Block, Inc. Amended and Restated 2015 Employee Stock Purchase Plan (the “Amended Employee Stock Purchase Plan”), which was approved by the Board on April 24, 2025 upon the recommendation of the compensation committee, subject to approval by our stockholders. The Amended Employee Stock Purchase Plan will amend and restate, on a prospective basis, the Block, Inc. 2015 Employee Stock Purchase Plan, as amended and restated (the “2015 Employee Stock Purchase Plan”). The 2015 Employee Stock Purchase Plan was approved by our stockholders in 2015.

Reasons for the Proposal

The Amended Employee Stock Purchase Plan is intended to provide eligible employees of the Company and its affiliates that participate in the Amended Employee Stock Purchase Plan with an opportunity to acquire a proprietary interest in the Company through the purchase of shares at a discounted rate. The Amended Employee Stock Purchase Plan includes two components, a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (such component, the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The Amended Employee Stock Purchase Plan will be interpreted in a manner that is consistent with that intent.

The maximum number of shares of our common stock requested for stockholder approval under the Amended Employee Stock Purchase Plan is 34,000,000 shares in the aggregate, which represents the same number of shares remaining available for issuance under the 2015 Employee Stock Purchase Plan as of April 21, 2025 (which does not give effect to any evergreen increase for the fiscal year ending December 31, 2024). Our board of directors believes that the interests of the Company and its stockholders will be advanced if we can continue to offer employees the opportunity to acquire or increase their ownership interests in the Company. Accordingly, we are asking stockholders to approve the Amended Employee Stock Purchase Plan, which will amend and restate, on a prospective basis, the 2015 Employee Stock Purchase Plan.

If approved by our stockholders, the Amended Employee Stock Purchase Plan will become effective as of the date of such stockholder approval and will amend and restate the 2015 Employee Stock Purchase Plan for any offering period beginning after such date.

Description of the Material Features of the Amended Employee Stock Purchase Plan

The following is a description of the material features of the Amended Employee Stock Purchase Plan, which such description is qualified in its entirety by the full text of the Amended Employee Stock Purchase Plan, a copy of which is filed herewith as Appendix B.

Share Reserve

Subject to adjustment upon the occurrence of various corporate events as described in the Amended Employee Stock Purchase Plan, the maximum number of shares available for purchase under the Amended Employee Stock Purchase Plan is 34,000,000 in the aggregate. The Amended Employee Stock Purchase Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.

Administration

The Amended Employee Stock Purchase Plan is administered by the board of directors or by a committee of the board of directors that is constituted to comply with applicable laws and designated by the board of directors to administer the Amended Employee Stock Purchase Plan (the “ESPP Administrator”). It is currently intended that the compensation committee of the board of directors will continue to serve as the ESPP Administrator.

The ESPP Administrator generally has the authority to administer the Amended Employee Stock Purchase Plan including, among other things, to interpret and apply the terms of the Amended Employee Stock Purchase Plan, to delegate ministerial duties to our employees, to designate separate offerings under

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the Amended Employee Stock Purchase Plan, to designate affiliates and subsidiaries of the Company as participating in the 423 Component or Non-423 Component, to determine eligibility, and to establish such procedures that are necessary for the administration of the Amended Employee Stock Purchase Plan, including creating sub-plans.

Eligibility

Generally, employees (including officers) who are employed for at least 20 hours per week and more than five months in any calendar year by Block or an affiliate or subsidiary of Block that has been designated by the ESPP Administrator are eligible to participate in the 423 Component and the Non-423 Component, subject to certain limitations imposed by Section 423 of the Code and limitations on stock ownership as set forth in the Amended Employee Stock Purchase Plan (as set forth in more detail below). All employees who provide services to us are eligible to participate in the Non-423 Component, subject to the ESPP Administrator’s discretion to determine such employees’ eligibility to participate (such employees who participate in the 423 Component and Non-423 Component, the “ESPP Participants”).

As of April 21, 2025, approximately 7,948 employees are eligible to participate in the 423 Component of the Amended Employee Stock Purchase Plan and 2,436 employees are eligible to participate in the Non-423 Component of the Amended Employee Stock Purchase Plan. The basis for participation in the Amended Employee Stock Purchase Plan is the ESPP Administrator’s decision, in its sole discretion, that the individual’s employer should be the Company (as defined in the Amended Employee Stock Purchase Plan) designated under the Amended Employee Stock Purchase Plan. In exercising its discretion, the ESPP Administrator will consider the purposes of the Amended Employee Stock Purchase Plan and such other factors it deems relevant.

No ESPP Participant shall be granted an option to purchase shares under the Amended Employee Stock Purchase Plan if (i) immediately after the grant such ESPP Participant would own stock and/or holds outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Block or of any of its parents or subsidiaries, or (ii) such option to purchase shares would permit such employee to accrue at a rate which exceeds $25,000 of fair market value of such shares for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code.

Offering Periods

The Amended Employee Stock Purchase Plan provides for 12-month offering periods, which start on the first trading day on or after May 15 and November 15 of each year. Each offering period includes two purchase periods, which begin on the first trading day on or after November 15 and May 15, and end on the last trading day on or before May 15 and November 15, respectively. The ESPP Administrator may designate separate offerings under the Amended Employee Stock Purchase Plan (the terms of which need not be identical).

Contributions; Purchase Price

The Amended Employee Stock Purchase Plan permits ESPP Participants to purchase shares through payroll deductions of up to 25% of their eligible compensation. Amounts deducted and accumulated by the ESPP Participant are used to purchase shares at the end of each purchase period. The purchase price of the shares is 85% of the lower of the fair market value of the shares the first trading day of each offering period or on the exercise date (or such other amount designated by the ESPP Administrator, subject to compliance with Section 423 of the Code and the terms of the Amended Employee Stock Purchase Plan). An ESPP Participant may purchase a maximum of 2,000 shares during a purchase period. ESPP Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares. We may, in our discretion, also make contributions on behalf of participants under the Non-423 Component.

Non-Transferability

ESPP Participants are generally not permitted to transfer rights granted under the Amended Employee Stock Purchase Plan, including any rights with respect to their contributions to the Amended Employee Stock Purchase Plan, their exercise of an option to purchase shares, or to receive shares pursuant to the Amended Employee Stock Purchase Plan, other than by will, the laws of descent and distribution.

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Adjustments

In the event of certain changes to the corporate structure of the Company affecting the shares, as set forth in the Amended Employee Stock Purchase Plan, to prevent diminution or enlargement of the benefits or potential benefits available under the Amended Employee Stock Purchase Plan, the ESPP Administrator will adjust the number and class of shares that may be delivered under the Amended Employee Stock Purchase Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the Amended Employee Stock Purchase Plan.

Dissolution or Liquidation

In the event of a proposed liquidation or dissolution, the offering period then in progress will be shortened, and a new exercise date will be established to occur before the date of the proposed dissolution or liquidation, unless otherwise provided by the ESPP Administrator. The ESPP Administrator will notify each ESPP Participant that the exercise date has been changed and that the ESPP Participant’s option to purchase shares will be exercised automatically on the new exercise date unless prior to such date the ESPP Participant has withdrawn from the offering period.

Merger or Change in Control

The Amended Employee Stock Purchase Plan provides that in the event of a merger or change in control (as defined below), a successor corporation may assume or substitute each outstanding purchase right. If the successor corporation refuses to assume or substitute for the outstanding purchase right, the offering period then in progress will be shortened, and a new exercise date occurring before the date of the merger or change in control will be set. The ESPP Administrator will notify each ESPP Participant that the exercise date has been changed and that the ESPP Participant’s option will be exercised automatically on the new exercise date unless prior to such date the ESPP Participant has withdrawn from the offering period.

Under the Amended Employee Stock Purchase Plan, a “change in control” generally means the occurrence of any of the following events, each as set forth in more detail in the Amended Employee Stock Purchase Plan: (i) a change in the ownership of the Company in which any one Person, acquires ownership of the stock of the Company that constitutes more than 50% of the total voting power of the stock of the Company; (ii) a change in the effective control of the Company which occurs on the date a majority of members of the board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the appointment or election; or (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. A transaction will not be a Change in Control (A) unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code; or (B) if its sole purpose is to (1) change the state of the Company’s incorporation, or (2) create a holding Company owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Term; Amendment; Termination

The ESPP Administrator has the authority to amend, suspend, or terminate the Amended Employee Stock Purchase Plan, subject to applicable law. The Amended Employee Stock Purchase Plan will continue in effect for a term of twenty years following the effective date of the 2015 Employee Stock Purchase Plan, unless the ESPP Administrator terminates it sooner.

Termination of Employment

Subject to our Leave Policy, upon an ESPP Participant’s ceasing to be eligible to participate in the Amended Employee Stock Purchase Plan for any reason, contributions credited to such ESPP Participant’s account during the applicable offering period but not yet used to purchase shares under the Amended Employee Stock Purchase Plan will be returned to such ESPP Participant (or, in the case of his or her death, to the ESPP Participant’s designated beneficiaries), and such ESPP Participant’s option for the purchase of shares will be automatically terminated.

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New Plan Benefits

The benefits to be received by those employees who are eligible to participate in the Amended Employee Stock Purchase Plan are not determinable, since the amounts of future purchases by ESPP Participants are based on elective ESPP Participant contributions and also depend on the value of the Company’s common stock. No options have been granted, and no shares have been issued, under the Amended Employee Stock Purchase Plan.

Registration with the SEC

If our stockholders approve the Amended Employee Stock Purchase Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the shares available for issuance under the Amended Employee Stock Purchase Plan.

Material Federal Income Tax Consequences

The following is a general, brief summary of the principal federal income tax consequences of certain awards and transactions under the Amended Employee Stock Purchase Plan. The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences, nor does it describe the consequences to any particular ESPP Participant.

It is Block’s intent that the 423 Component of the Amended Employee Stock Purchase Plan will qualify as an employee stock purchase plan under Section 423 of the Code. The provisions of the Amended Employee Stock Purchase Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. Block believes that the following federal income consequences normally will apply with respect to the Amended Employee Stock Purchase Plan.

The payroll deductions withheld from an ESPP Participant’s pay under the Amended Employee Stock Purchase Plan will be taxable income to the ESPP Participant and must be included in the ESPP Participant’s gross income for federal income tax purposes in the year which such amounts otherwise would have been received.

An ESPP Participant will not be required to recognize any income for federal income tax purposes at the time the ESPP Participant is granted an option to purchase shares. In addition, ESPP Participants in the 423 Component will not be required to recognize any income for federal income tax purposes at the time the ESPP Participant exercises the option to purchase shares. The federal income tax consequences of a sale or disposition of shares acquired under the 423 Component of the Amended Employee Stock Purchase Plan depend in part on the length of time the shares are held by an ESPP Participant before such sale or disposition. If an ESPP Participant sells or otherwise disposes of shares acquired under the 423 Component of the Amended Employee Stock Purchase Plan (other than any transfer resulting from death) within two (2) years after the first day of the applicable offering period or one (1) year after the shares are acquired (the “Holding Period”), the ESPP Participant must recognize ordinary compensation income in the year of such disposition in an amount equal to the excess of (i) the fair market value of the shares on the date such shares were acquired over (ii) the price paid for the shares by the ESPP Participant. The amount of “ordinary” compensation income recognized by the ESPP Participant will be added to the ESPP Participant’s basis in such shares for purposes of determining any additional gain or loss realized by the ESPP Participant on the sale of the shares. Any such additional gain or loss will be taxed as capital gain or loss, long or short, depending on how long the ESPP Participant held the shares.

If an ESPP Participant sells shares acquired under the 423 Component of the Amended Employee Stock Purchase Plan after the Holding Period or if the ESPP Participant dies, the ESPP Participant or the ESPP Participant’s estate must include as ordinary compensation income in the year of sale (or the taxable year ending upon death) an amount equal to the lesser of (i) the excess of the fair market value of the shares on the first day of the offering period over the option price (determined as if the option had been exercised on the first day of the offering period), or (ii) the excess of the fair market value of the shares at the time of sale of the shares or on the date of death over the price paid for the shares by the ESPP Participant. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the ESPP Participant will be added to the ESPP Participant’s basis in such shares. Any gain realized

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upon the sale in excess of such basis will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.

Upon an ESPP Participant’s purchase of shares under the Non-423 Component of the Amended Employee Stock Purchase Plan, the ESPP Participant will recognize ordinary compensation income. The amount of income recognized will be equal to the difference between the purchase price paid for the stock and the fair market value of a share on the purchase date. When the ESPP Participant sells any shares purchased under the Non-423 Component of the Amended Employee Stock Purchase Plan, the ESPP Participant will have capital gain or loss equal to the difference, if any, between the proceeds of the sale and the participant’s basis in the stock. The capital gain rate will depend on how long the common stock was held by the ESPP Participant.

The Company will not receive any income tax deduction as a result of issuing shares pursuant to the Amended Employee Stock Purchase Plan, except to the extent that an ESPP Participant is required to include as ordinary income amounts arising upon the acquisition, sale or disposition of such shares as discussed above.

Vote Required

The approval of our Amended Employee Stock Purchase Plan requires the affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE BLOCK, INC. AMENDED AND RESTATED 2015 EMPLOYEE STOCK PURCHASE PLAN.

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EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 25, 2025. Our executive officers are appointed by, and serve at the discretion of, our board of directors.

Name	Age	Position
Jack Dorsey	48	Block Head and Chairperson
Amrita Ahuja	45	Foundational Lead, Chief Financial Officer, and Chief Operating Officer
Chrysty Esperanza	46	Counsel Lead, Chief Legal Officer, and Corporate Secretary
Brian Grassadonia	42	Ecosystem Lead
Owen Britton Jennings	35	Business Lead
Dhanji R. Prasanna	44	Technology + Engineering Lead

For biographical information for Jack Dorsey, refer to the section entitled “Board of Directors and Corporate Governance.”

Amrita Ahuja has served as our Foundational Lead and Chief Operating Officer since February 2023, and as our Chief Financial Officer since January 2019. From March 2018 to January 2019, Ms. Ahuja served as the Chief Financial Officer of Blizzard Entertainment, Inc., a division of Activision Blizzard, Inc. Beginning in June 2010, she served in various positions at Activision Blizzard, Inc., including as Senior Vice President of Investor Relations from January 2015 to May 2018, Vice President, Finance and Operations from August 2012 to January 2015 and Vice President, Strategy and Business Development from June 2010 to August 2012. Ms. Ahuja currently serves on the boards of directors of Airbnb, Inc. and a privately held company. She holds a B.A. in economics from Duke University and an M.B.A. from Harvard Business School.

Chrysty Esperanza has served as our Counsel Lead, Chief Legal Officer and Corporate Secretary since February 2023. From September 2024 to March 2025, Ms. Esperanza served as our Interim Chief Compliance Officer and BSA/AML Compliance Officer. From December 2021 to February 2023, Ms. Esperanza served as our General Counsel, having previously served as our Assistant Corporate Secretary from June 2021. From October 2013 to December 2021, Ms. Esperanza held various positions within the Counsel team. Ms. Esperanza currently serves on the board of trustees for the San Francisco Friends School and the board of directors of the San Francisco Public Library. Ms. Esperanza holds a B.A. in Mass Communication/Business Administration from the University of California, Los Angeles and a J.D. from the University of California College of the Law, San Francisco (formerly known as the UC Hastings College of Law).

Brian Grassadonia has served as our Ecosystem Lead since August 2024, having previously served as the CEO of Cash App (formerly referred to as Cash App Lead) since January 2013. From May 2012 to January 2013, Mr. Grassadonia served as our Director of Product Development, as well as our Director of Growth from February 2011 to May 2012. He joined the Company in September 2010 and served as Product Manager until February 2011. Mr. Grassadonia currently serves on the board of directors of a privately held company. Mr. Grassadonia holds a Bachelor of Applied Science (BASc) in Management Science from the University of California, San Diego.

Owen Britton Jennings serves as our Business Lead, having previously served as the Chief Operating Officer of Cash App from June 2022 until August 2024 and Head of Product and Business of Cash App from July 2021 until June 2022. From November 2016 to July 2021, Mr. Jennings served in various roles within the product and business function of Cash App. He holds a B.A. in philosophy from Dartmouth.

Dhanji R. Prasanna has served as our Technology + Engineering Lead since August 2024, having previously served as one of our engineering leads since November 2023. From January 2023 to November 2023, Mr. Prasanna served as the Chief Scientist of TBD, as well as a Scientist for the Company from March 2019 to November 2023. Mr. Prasanna served as the Head of Engineering for Cash App from June 2015 to April 2019. Mr. Prasanna holds a B.S. in Computer Science from Marquette University.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis summarizes the material components of our executive compensation program and our executive compensation policies, practices, and compensation decisions for 2024 for our “named executive officers.” Our named executive officers for 2024 were:

Jack Dorsey	Block Head
Amrita Ahuja	Foundational Lead, Chief Financial Officer, and Chief Operating Officer
Brian Grassadonia	Ecosystem Lead
Owen Britton Jennings	Business Lead
Dhanji R. Prasanna	Technology + Engineering Lead

Compensation Philosophy

At Block, we are building an ecosystem dedicated to unlocking access to the financial system for more people around the world. We do this by building the most relevant products and tools for the communities we serve including sellers, consumers, artists, fans, and developers. Our brands work together cohesively, often positively reinforcing one another and creating resonant relationships with people who use our products to meet multiple needs across the different aspects of their lives. As we scale, we are investing in building deeper connections between our ecosystems and increasing the resilience of our company.

Our compensation programs are designed to attract, retain, and grow the best teams that are aligned with this purpose and embody the essential values of our company culture, centered around the following core principles:

•
Market Competitive: We have a data-driven approach to ensure we stay competitive by benchmarking against industry peers, recognizing that compensation is just one element of our broader value proposition.
•
Performance Driven: Our programs reward individual and team performance, aligning efforts with corporate success. Through stock-based compensation, we link rewards to shareholder value and create a merit-based system that recognizes and celebrates impact.
•
Equitable: We value and differentiate pay based on responsibilities, skills, capability, performance, and experience. Simultaneously, we take steps to mitigate the potential influence of bias on compensation decisions, with the goal to foster an inclusive and fair compensation environment.
•
Simple: Our compensation programs are clear and easy for our employees to understand, minimizing complexity for straightforward communication and administration.

Compensation Design and Objectives

In 2024, we continued to maintain a simplified approach to employee and executive compensation. Compensation for our named executive officers consists largely of base salary and equity awards intended to align incentives to grow our business. Equity incentives are provided through a combination of stock options and RSUs. We believe that this combination provides an appropriate mix of performance-driven appreciation opportunities through stock options, and alignment of rewards with the long-term interests of our stockholders through RSUs. We have not implemented a company-wide performance-based cash incentive plan for our employees, including our named executive officers, in order to maintain a simplified compensation program that focuses on delivering long-term growth rather than short-term results.

The primary objective of our executive compensation program is to drive long-term stockholder value. We seek to achieve this objective by designing our executive compensation programs to:

•
recruit and retain talented individuals who can develop, implement and deliver on long-term value creation strategies by using competitive pay packages focused on long-term executive retention;
•
motivate our executives to deliver the highest level of individual, team, and Company performance; and

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•
provide heavier weighting (over 90% of aggregate named executive officer compensation during 2024) towards equity-based compensation directly tied to the long-term value and growth of our company and to align the interests of our executives with those of our stockholders.

For 2024, we made the following executive compensation decisions:

•
Block Head Compensation: Mr. Dorsey requested that our compensation committee continue to provide him with no cash or equity compensation except for an annual base salary of $2.75. Our compensation committee considered Mr. Dorsey’s request in light of his significant ownership position, determined that Mr. Dorsey’s financial incentives are strongly aligned with the interests of long-term stockholders without further compensation and, therefore, approved Mr. Dorsey’s request. Mr. Dorsey continues to participate in several company-wide benefit programs, such as our disability insurance coverages, on the same basis as our other salaried, full-time employees.
•
Base Salaries: In April 2024, we did not adjust the base salary levels of Ms. Ahuja or Messrs. Grassadonia and Prasanna after consideration of a competitive market analysis. In December 2024, the compensation committee approved an increase in Mr. Jennings’ base salary in connection with his promotion to Business Lead.
•
Equity Awards: Annual equity awards were made through a combination of stock options and RSUs to each of our named executive officers (other than our Block Head) to provide them with additional incentives to remain with us and to maintain alignment of our total compensation programs with the competitive market. Additionally in October 2024, Messrs. Jennings and Prasanna each received a promotional RSU grant in connection with their appointments to the positions of Business Lead and Technology + Engineering Lead, respectively.
•
Clawback Policies: We maintain a financial restatement clawback policy in accordance with SEC and NYSE requirements, in addition to a severance clawback policy, which permits us to recover certain severance compensation paid to any covered individual subject to a severance agreement in the case of misconduct.

We conduct a comprehensive review of our compensation philosophy, objectives, and design, including a review of our executive compensation program, on an annual cycle. We may implement new compensation plans and arrangements for our named executive officers and/or employees where we deem necessary or appropriate, including to attract or retain high-caliber talent to our organization or provide incentives for them to drive Block’s success.

Impact of 2024 Stockholder Advisory Vote on Executive Compensation

In June 2024, we conducted a non-binding, advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, at our 2024 annual meeting of stockholders. Our stockholders overwhelmingly voted to approve the compensation of the named executive officers, with approximately 98% of the votes cast in favor of our executive compensation program.

Our compensation committee was mindful of this strong support, and after considering this advisory vote result and evaluating our executive compensation policies and practices throughout 2024, determined that we should maintain the compensation philosophy and objectives from prior years and retain our general approach to executive compensation. As a result, our compensation committee decided to continue to provide compensation with an emphasis on equity compensation that rewards our most senior executives when they deliver value for our stockholders.

Consistent with the recommendation of our board of directors and the approval of our stockholders in connection with the advisory vote on the frequency of future say-on-pay votes conducted at our 2022 annual meeting of stockholders, the board of directors has determined to hold annual advisory votes on the compensation of our named executive officers. Accordingly, the next advisory vote to approve executive compensation will occur at the 2026 annual meeting of stockholders. The next advisory vote on the frequency of future say-on-pay votes will occur at our 2028 annual meeting of stockholders.

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Compensation-Setting Process

Role of Our Compensation Committee

Our compensation committee administers and determines the parameters of the executive compensation program. Our compensation committee currently consists of Ms. Meeker and Messrs. Botha, Deighton, and Garutti, with Ms. Meeker serving as Chair. Mr. Garutti was appointed to our compensation committee in April 2024. Each of our compensation committee members qualifies as an “independent director” for purposes of the listing standards of the NYSE. Each of Ms. Meeker and Messrs. Botha, Deighton, and Garutti also qualify as a “non-employee director” as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee may establish, and has from time to time established, a subcommittee to which it delegates authority to grant and administer equity awards, to help promote compliance with Section 16 of the Exchange Act. For purposes of the discussion below, references to “compensation committee” shall mean the “subcommittee” for all actions taken with respect to such awards in 2024, except as otherwise noted.

Under its charter, our compensation committee reviews, approves, and determines, or makes recommendations to our board of directors regarding, executive officer compensation. For additional information on our compensation committee, including its authority, refer to the section entitled “Board of Directors and Corporate Governance—Board Meetings and Committees—Compensation Committee.”

Role of Management

Our Block Head, People Lead, and members of our People team provide our compensation committee with information on corporate and individual performance, market data, and their perspectives and recommendations on compensation matters. No named executive officer participates in deliberations regarding their own compensation.

For named executive officers who are hired externally, their initial compensation arrangements are determined through negotiations with each named executive officer. Typically, our Block Head provides input on the terms of these arrangements, with the oversight and final approval of our board of directors or our compensation committee. Compensation for individuals promoted into named executive officer positions is recommended by our Block Head and our People Lead and reviewed and approved by the compensation committee.

In reviewing compensation for existing named executive officers, our compensation committee solicits input from our Block Head and our People Lead. Our compensation committee reviews their input on capability, job complexity, and overall assessment of individual performance and contributions of each executive. Our compensation committee values our Block Head’s perspective and input on each named executive officer’s performance and contributions to our business. The input of our Block Head is an important factor that our compensation committee uses in making its executive compensation decisions, along with input from our external compensation advisors on market trends.

Role of Compensation Consultant

Our compensation committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In July 2024, our compensation committee transitioned from its existing independent compensation consultant, Compensia,, and engaged a new independent compensation consultant, Pay Governance LLC (“Pay Governance”), to assist with its duties, including providing advice relating to our compensation peer group selection as well as providing support and specific analyses with regard to compensation data and formulation of recommendations for executive and outside director compensation. Compensia previously reported, and Pay Governance reports, directly to our compensation committee and not to management. Neither Compensia nor Pay Governance have provided any services to us other than the services provided to our compensation committee.

Our compensation committee has assessed the independence of both Compensia and Pay Governance, taking into account, among other matters, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable listing standards of the NYSE, and concluded that there are no conflicts of interest regarding the work that Compensia performed and Pay Governance performs for our compensation committee.

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Competitive Positioning

In determining the compensation for our named executive officers, our compensation committee, with assistance from the committee’s independent compensation consultant, reviews the compensation practices and levels of our compensation peer group. This compensation peer group analysis is used to assess whether our executive compensation program and individual compensation levels for our named executive officers are appropriately positioned to attract and retain high-performing talent.

Our compensation peer group is set forth below and was established for 2024 with input from Compensia. The compensation peer group was developed using a rules-based/mechanical approach and reflects publicly-traded companies with similar industry, geography, and financial characteristics as us (including revenues of approximately forty percent (0.4x) to two and one half times (2.5x) and a market capitalization of approximately one quarter (0.25x) to four times (4.0x) Block’s respective levels at the time the peer group was selected). The group was further refined to include companies with one-year organic revenue growth greater than 10% or market capitalization per employee greater than $3 million. Our compensation committee intends to regularly review our compensation peer group and the underlying criteria to assess whether it remains appropriate for review and comparison purposes.

Following a review of our 2023 peer group companies, the Committee approved the following changes to the peer group for 2024. Two companies, Adobe and Twitter, that had met the criteria for inclusion in our peer group in 2023 no longer met those criteria in 2024 and were removed from our 2024 peer group. Similarly, companies that were outside our scoping metrics in 2023 but within them in 2024 were added to our compensation peer group. Those companies are noted by a * in the list below. Accordingly, the compensation peer group used to inform our 2024 compensation decisions were:

Affirm	eBay	PayPal	Twilio
Airbnb	Fiserv	ServiceNow	Uber
Autodesk	Global Payments	Shopify	Workday
Coinbase	Intuit	Snap	Zoom
DoorDash*	Palo Alto Networks	Toast*

Relative to our compensation peer group above, at the time of approval of our peer group in July 2023, Block ranked at the 88th percentile on a trailing four quarters GAAP revenue basis and at the 45th percentile on a market capitalization basis.

In addition to the companies listed above, our compensation committee reviewed the executive compensation programs and practices of Adobe, Alphabet, Amazon, Apple, IBM, Intel, Meta, Microsoft, Robinhood and Salesforce for reference purposes only. We compete for talent with these reference companies, and our compensation committee believed it was important to understand their compensation practices in order to remain competitive.

Our compensation committee supplemented the compensation data from our compensation peer group with analysis of data from the Radford Compensation Survey. For this additional analysis, our compensation committee reviewed aggregate data from the Radford survey participants that were also members of our compensation peer group.

Though its analysis of competitive market data informs its decisions, our compensation committee also applies its subjective judgment in determining the pay levels of individual named executive officers. Additional factors our compensation committee considers when making its compensation decisions include input from our Block Head and our People Lead, company performance, individual performance and experience, individual skills and expertise, each named executive officer’s role, and/or retention and incentive objectives.

Elements of Executive Compensation

Consistent with our compensation philosophy, our executive compensation program consists of only two primary elements: base salary and long-term incentive compensation in the form of equity awards.

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During 2024, we provided no cash-based incentive compensation opportunities to our named executive officers, instead focusing on linking compensation to stockholder value by using equity awards as the primary means of incentive compensation. We do not use specific formulas or weightings in determining the allocation between base salary and long-term incentive compensation; instead, each named executive officer’s compensation has been individually designed to provide a combination of fixed and at-risk compensation to provide incentives to achieve our objectives.

We also provide severance and change of control benefits for our named executive officers as part of our executive compensation program. To remain consistent with our compensation goals of fairness and simplicity, each named executive officer (other than our Block Head) is entitled to severance and change of control benefits based on the same formulas.

Our named executive officers also participate in several company-wide health and welfare benefit plans that are generally available to our other employees.

Base Salary

Base salary for our named executive officers is the fixed component of our executive compensation program. We use base salary to compensate our named executive officers for services rendered during the year and to recognize the experience, skills, knowledge, and responsibilities required of each named executive officer. We apply no specific formula to determine adjustments to base salary. We continue to provide base salaries that are conservative relative to competitive market pay levels.

In April 2024, our compensation committee reviewed the base salaries of Ms. Ahuja and Messrs. Grassadonia and Prasanna, taking into consideration a competitive market analysis performed by Compensia, the recommendations of our Block Head and our People Lead, the desire to retain our highly qualified executive team, and the other factors described above. Following this review, our compensation committee decided to keep the annual base salary levels for Ms. Ahuja and Messrs. Grassadonia and Prasanna unchanged from their 2023 levels. In addition, our compensation committee determined that it was appropriate to keep our Block Head’s 2024 base salary level at $2.75 per year, at the request of our Block Head and with compensation committee approval.

In December 2024, the compensation committee approved an increase in Mr. Jennings’ base salary to $565,000 in connection with his promotion to Business Lead and to align his base salary with Ms. Ahuja and Mr. Grassadonia.

The annualized base salaries of our named executive officers as of December 31, 2024, compared to December 31, 2023, were:

Named Executive Officer	Annual Base Salary as of December 31, 2023	Annual Base Salary as of December 31, 2024	Percentage Increase
Jack Dorsey	$2.75	$2.75	0%
Amrita Ahuja	$565,000	$565,000	0%
Brian Grassadonia	$565,000	$565,000	0%
Owen Britton Jennings	$485,000	$565,000	16%
Dhanji R. Prasanna⁽¹⁾	$540,220	$540,220	0%

(1)
Mr. Prasanna’s base salary has been converted from AUD to USD at an exchange rate of 1.61 AUD to 1.00 USD, using the exchange rate as of December 2024.

Equity Compensation

We believe that sustainable long-term corporate performance is achieved with a corporate culture that encourages a long-term focus by all our employees. We seek to incentivize this focus in our employees, including our named executive officers, through the use of equity-based awards, the value of which depends on the performance of our stock.

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Equity awards are central to our executive compensation program, which is designed to promote fairness, maintain simplicity, and provide rewards based on demonstrable performance. Equity ownership aligns the interests of our named executive officers with the interests of our stockholders by enabling them to participate in the long-term appreciation of the value of our common stock. Additionally, equity awards provide an important tool for us to retain our named executive officers, as awards are subject to vesting over a multi-year period subject to continued service with the Company. Typically, these awards vest over four years, contingent on continued service, and the awards to our named executive officers in 2024 followed this practice.

Our executive compensation program provides equity incentives through a mix of stock options and RSUs. Stock options provide executives with an opportunity to participate in stock price appreciation above their exercise price, creating incentives that closely align with our stockholders’ interests, promote pay for performance and reward executives for driving continued growth. Awards of RSUs create alignment with our long-term stockholders by providing both upside and downside subject to our stock price performance. A mix of award types is also consistent with competitive practice among our peers. In determining the mix of stock options and RSUs for 2024, our compensation committee, with input from our Block Head, our People Lead, and Compensia, considered competitive market practices as well as the retention and performance incentives of outstanding equity holdings and determined that a mix of approximately 50% stock options and 50% RSUs, based on the target grant date value of the awards, provided appropriate incentives for the named executive officers in 2024. We do not have an established set of criteria for granting equity awards. Instead, our compensation committee has exercised its judgment and discretion, in consultation with our Block Head and our People Lead, and considered, among other factors, the role and responsibility of each named executive officer, competitive factors, the amount of equity compensation already held by our named executive officer (and the extent to which it was vested), and the cash compensation to be received by our named executive officer, to determine and approve the size and terms of new equity awards.

In 2024, we granted annual equity awards to our named executive officers described in the table below. In determining the size and terms of these annual equity awards, our compensation committee, with input from our Block Head, our People Lead, and Compensia, considered the past and expected future key contributions of each of these named executive officers, the extent to which their existing equity awards were vested, and the competitive market data for similarly situated executives. Our compensation committee believed it was appropriate to grant each of them new equity awards to help achieve our retention goals and further align their compensation with the competitive market.

In February 2024, Mr. Prasanna received an RSU grant in connection with his November 2023 promotion. Additionally, in October 2024, Messrs. Jennings and Prasanna each received a promotional RSU grant in connection with their appointments to Business Lead and Technology + Engineering Lead, respectively.

Named Executive Officer	Number of Securities Underlying Options (#)⁽¹⁾	RSUs (#)	Grant Date Fair Value ($)
Amrita Ahuja	162,712	100,273⁽²⁾	14,876,624
Brian Grassadonia	141,017	86,903⁽²⁾	12,893,051
Owen Britton Jennings	—	86,903⁽²⁾	6,433,429
		54,162⁽³⁾	3,866,625
Dhanji R. Prasanna	65,085	40,109⁽²⁾	5,950,644
		69,637⁽³⁾	4,971,385
		47,241⁽⁴⁾	3,227,033

(1)
One forty-eighth of the shares subject to the option vest each month beginning April 20, 2024, subject to continued service with the Company. The award is subject to certain acceleration of vesting provisions under Ms. Ahuja’s and Messrs. Grassadonia’s and Prasanna’s change of control and severance agreements.
(2)
One-sixteenth of the RSUs vest in equal quarterly installments over four years beginning May 20, 2024, subject to continued service with the Company. The RSUs are subject to certain acceleration of vesting provisions under Ms. Ahuja’s and Messrs. Grassadonia's, Jennings’, and Prasanna's change of control and severance agreements.

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(3)
Reflects a promotional award to Messrs. Jennings and Prasanna in October 2024. One-sixteenth of the RSUs vest in equal quarterly installments over four years beginning November 20, 2024, subject to continued service with the Company. The RSUs are subject to certain acceleration of vesting provisions under Messrs. Jennings’ and Prasanna’s change of control and severance agreements.
(4)
Reflects a promotional award to Mr. Prasanna in February 2024. One-sixteenth of the RSUs vest in equal quarterly installments over four years beginning February 20, 2024. The RSUs are subject to continued service with the Company and subject to certain acceleration of vesting provisions under Mr. Prasanna's change of control and severance agreements.

Mr. Dorsey did not receive any equity awards in 2024 at his request, and because our compensation committee believed that his existing equity ownership position sufficiently aligned his interests with those of our stockholders.

Equity Grant Timing Practices

The compensation committee has adopted an Equity Award Grant Policy that provides for the timing of grants of annual equity awards to our executive officers that is consistent with our annual compensation cycle. Pursuant to this practice, the compensation committee or its subcommittee approves the intended dollar value of annual equity awards to be granted to our executive officers during its first regularly scheduled meeting held during the first quarter of our fiscal year. The compensation committee or its subcommittee then approves the grant of the annual equity awards to our executive officers, including the vesting schedule and other terms and conditions applicable thereto, during its regularly scheduled meeting in the second quarter of our fiscal year. The number of shares to be awarded as part of the annual grants is generally determined by dividing the intended award value by (i) in the case of options, the Black Scholes valuation of an option as of the date of grant and (ii) in the case of RSUs, the average trading price for a share of the Company’s Class A common stock over the 30 trading days preceding the grant date. The dates for these committee meetings are typically set more than a year in advance on a fairly consistent cadence year over year. Our compensation committee also has delegated authority to our management equity committee, which during 2024 consisted of our Block Head and People Lead, to make equity grants within predetermined guidelines to employees and consultants who are not our Section 16 officers or members of our management equity committee. Awards to our non-employee directors are granted automatically pursuant to our outside director compensation policy.

Occasionally, we may also grant equity awards outside our annual grant cycle, including for new hires, promotions, or other special circumstances. The timing of any equity grants to executive officers in connection with any such new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

In all cases, the timing of grants of equity awards, including stock options, is intended to occur independent of the release of any material non-public information, and we do not otherwise time the grant of equity-based awards to take advantage of the release of material non-public information or time the disclosure of material non-public information for the purpose of affecting the value of executive equity-based compensation.

During 2024, we did not grant stock options to any named executive officers during the period(s) beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

No Special Retirement, Health, or Welfare Benefits

Our named executive officers are eligible to participate in our employee benefit programs on the same basis as our other salaried employees. We maintain a tax-qualified retirement plan (“401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) Plan as of the date they meet the 401(k) Plan’s eligibility requirements, and participants are able to defer up to 65% of their eligible compensation subject to applicable annual tax limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits us to make matching contributions and profit-sharing contributions. For the plan year beginning on January 1, 2024, we made a matching contribution equal to 100% of participants’ pre-tax and Roth contributions up to $2,000 and after that, 50% of participants’ pre-tax and Roth contributions up to a maximum matching contribution of $5,000 per participant. We have not made any profit-sharing contributions to date.

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Our health and welfare benefits include medical, dental, and vision; disability insurance; basic life insurance coverage; accidental death and dismemberment insurance and a monthly wellness allowance. We design our employee benefits programs to be affordable and competitive in relation to the market and compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon changes in applicable laws and market practices.

Limited Perquisites and Other Personal Benefits

We do not provide perquisites or other personal benefits to our named executive officers, except in limited situations where we believe it is appropriate to assist an individual in the performance of their duties, to make our named executive officers more efficient and effective, and for recruitment and retention purposes.

Post-Employment Compensation

We have entered into change of control and severance agreements with our named executive officers that provide for certain specified payments and benefits if a termination of employment occurs under specified circumstances, including following a change of control of our company. We believe these protections are necessary to provide our valuable executives with incentives to forgo other employment opportunities and remain employed with us and to maintain continued focus and dedication to their responsibilities to maximize stockholder value, including if there is a potential transaction that could involve a change of control. In addition, these protections are available only if a named executive officer executes and does not revoke a general release of claims in our favor. The terms of these agreements were determined by our compensation committee, with input from our management team, following a review of analysis prepared by our independent compensation consultants of relevant market data for other companies with whom we compete for executive talent.

For a summary of the material terms of the change of control and severance agreements and an estimate of the payments and benefits that may be received by our named executive officers under these arrangements, refer to the section entitled “Potential Payments upon Termination or Change of Control.”

Other Compensation Information

Hedging and Pledging Prohibitions

We have an Insider Trading Policy, which, among other matters, prohibits our employees, including officers, or directors from making short sales, engaging in transactions in publicly traded options (such as puts and calls) and other derivative securities relating to our common stock, pledging any of our securities as collateral for a loan, and holding any of our securities in a margin account, whether such securities are granted as compensation or are held, directly or indirectly, by the employee or director. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities.

Deductibility of Executive Compensation

Section 162(m) of the Code, generally limits the amount we may deduct from our federal income taxes for compensation paid to our Block Head and certain other executive officers to $1 million per executive officer per year, subject to certain exceptions. Neither our compensation committee nor any authorized subcommittee, as applicable, has adopted a policy that all equity or other compensation must be deductible.

When approving the amount and form of compensation for our executive officers, we generally consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code, as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. Our compensation committee or its authorized subcommittee, as applicable, may, in its judgment, authorize compensation payments that will or may not be deductible when it believes that such payments are appropriate to attract, retain, or motivate executive talent.

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Taxation of Parachute Payments and Deferred Compensation

We do not provide, and have no obligation to provide, any of our named executive officers with a “gross-up” or other reimbursement payment for any tax liability they might owe because of the application of Sections 280G, 4999, or 409A of the Code. If any of the payments or benefits provided for under the change of control and severance agreements or otherwise payable to a named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, they would receive either full payment of such payments and benefits or such lesser amount that would cause no portion of the payments and benefits being subject to the excise tax, whichever results in the greater after-tax benefits to our named executive officer.

Accounting for Share-Based Compensation

Our compensation committee considers accounting effects in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is ASC 718, the standard that governs the accounting treatment of stock-based compensation awards. ASC 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and restricted stock-based awards, generally based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may realize no value from their awards. ASC 718 also requires companies to recognize the compensation cost of their share-based payment awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers to ensure ongoing alignment of the interests of our executive officers with the long-term interests of our stockholders. For additional information concerning these guidelines, see the section entitled “Board of Directors and Corporate Governance—Stock Ownership Guidelines.”

Compensation “Clawback” Policy

Our compensation committee recommended, and our board of directors adopted, a financial restatement clawback policy in accordance with SEC and NYSE requirements, which became effective as of October 2, 2023 (the “Financial Restatement Clawback Policy”). Consistent with these requirements, the Financial Restatement Clawback Policy provides that, subject to the limited exemptions permitted under these requirements, if we are required to prepare an accounting restatement due to our material noncompliance with financial reporting requirements under applicable securities laws, we must recover from covered executive officers any incentive-based compensation received by them while they were an executive officer, after October 2, 2023 and during the applicable recoupment period (which generally includes the three completed fiscal years prior to the date we conclude, or reasonably should have concluded, that we are required to prepare, or the date on which a court, regulator, or other legally authorized body directs us to prepare, a financial restatement) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts. A copy of our Financial Restatement Clawback Policy was filed as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

In addition to the Financial Restatement Clawback Policy, our board of directors adopted a severance clawback policy in October 2023, which permits us to recover certain severance compensation paid to any covered individual subject to a severance agreement in the case of certain misconduct.

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Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Committee

Mary Meeker (Chair)
Roelof Botha
Paul Deighton
Randy Garutti

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Compensation Risk Assessment

Our management team and our compensation committee each play a role in evaluating and mitigating any risk that may exist relating to our compensation programs, policies, and practices for all executive employees, including our named executive officers. In connection with their oversight, Compensia and management conducted a risk review of our executive compensation plans and arrangements in which our executives (including our named executive officers) participate to determine whether these plans and arrangements have any features that might create undue risks or encourage inappropriate and excessive risk taking that could threaten our value. In this review, we considered numerous factors and design elements that enable us to monitor, manage, and mitigate risk without diminishing the effect of the incentive nature of compensation, including our practice of awarding long-term incentive compensation in equity awards to our named executive officers to directly tie their compensation to their contributions to the long-term value of our company and other risk mitigators such as the Insider Trading Policy prohibiting stock pledging and hedging, formal stock ownership guidelines, and a clawback/compensation recovery policy.

Based on our review, we have concluded that any potential risks arising from our executive compensation programs, policies, and practices are not reasonably likely to have a material adverse effect on Block.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)⁽¹⁾	Option Awards ($)⁽¹⁾	All Other Compensation ($)⁽²⁾	Total Compensation ($)
Jack Dorsey	2024	2.75	—	—	—	2.75
Block Head	2023	2.75	—	—	—	2.75
	2022	2.75	—	—	—	2.75

Amrita Ahuja	2024	565,000	7,423,210	7,453,414	5,000	15,446,624
Foundational Lead, Chief Financial Officer and Chief Operating Officer	2023	559,259	7,997,873	7,986,849	5,000	16,548,981
	2022	518,750	5,279,934	5,887,809	5,000	11,691,493

Brian Grassadonia	2024	565,000	6,433,429	6,459,622	5,000	13,463,051
Ecosystem Lead	2023	555,000	5,736,827	5,751,323	5,000	12,048,150
	2022	518,750	6,071,968	6,771,040	5,000	13,366,758

Owen Britton Jennings	2024	526,042	10,300,054	—	5,000	10,831,096
Business Lead

Dhanji R. Prasanna	2024	540,220	11,167,687	2,981,375	17,800	14,707,082
Technology + Engineering Lead

(1)
The amounts included in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of RSUs and option awards calculated in accordance with ASC 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The valuation assumptions used in determining the grant date fair value of the RSUs and option awards reported in these columns are described in the “Share-based Compensation” section of Note 16, Stockholders' Equity in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)
For 2024, amounts disclosed in this column include the aggregate incremental costs of perquisites and other personal benefits, including (i) the 401(k) employer match for Ms. Ahuja and Messrs. Jennings and Grassadonia and (ii) superannuation fund amounts required by Australian law for Mr. Prasanna.

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Grants of Plan-Based Awards in 2024

The following table sets forth information regarding grants of awards made to our named executive officers during 2024. We did not grant any plan-based cash awards during 2024.

Name	Grant Date	Number of Securities Underlying RSUs (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)⁽¹⁾
Jack Dorsey	—	—	—	—	—
Amrita Ahuja	4/24/2024	100,273	162,712	74.03	14,876,624
Brian Grassadonia	4/24/2024	86,903	141,017	74.03	12,893,051
Owen Britton Jennings	4/24/2024	86,903	—	—	6,433,429
	10/23/2024	54,162	—	—	3,866,625	⁽²⁾
Dhanji R. Prasanna	2/7/2024	47,241	—	—	3,227,033	⁽²⁾
	4/24/2024	40,109	65,085	74.03	5,950,644
	10/23/2024	69,637	—	—	4,971,385	⁽²⁾

(1)
The amounts included in this column represent the aggregate grant date fair value of RSUs and option awards calculated in accordance with ASC 718. The valuation assumptions used in determining the grant date fair value of the RSUs and option awards reported in this column are described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)
Represents promotional awards to Messrs. Jennings and Prasanna in October 2024 in connection with their appointments to the positions of Business Lead and Technology + Engineering Lead, respectively. The February 2024 award to Mr. Prasanna represents an RSU grant in connection with his November 2023 promotion.

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Outstanding Equity Awards at 2024 Year-End

The following table lists all outstanding equity awards held by our named executive officers as of December 31, 2024. For additional information regarding the impact of certain employment termination scenarios on outstanding equity awards, refer to the section entitled “Potential Payments upon Termination or Change of Control.”

	Option Awards					Stock Awards
Name	Grant Date⁽¹⁾	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)⁽²⁾	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)⁽³⁾
Jack Dorsey	—	—	—	—	—	—	—

Amrita Ahuja	1/24/2019⁽⁴⁾	30,532	—	73.94	1/23/2029	—	—
	4/21/2020⁽⁵⁾	77,975	—	57.40	4/20/2030	—	—
	4/27/2021⁽⁵⁾	33,630	3,058	253.79	4/26/2031	—	—
	4/27/2021⁽⁶⁾	—	—	—	—	2,430	206,526
	4/19/2022⁽⁵⁾	56,040	28,021	125.62	4/18/2032	—	—
	4/19/2022⁽⁷⁾	—	—	—	—	15,762	1,339,612
	3/20/2023⁽⁵⁾	78,300	100,673	74.50	3/19/2033	—	—
	3/20/2023⁽⁸⁾	—	—	—	—	60,387	5,132,291
	4/24/2024⁽⁵⁾	30,508	132,204	74.03	4/23/2034	—	—
	4/24/2024⁽⁹⁾	—	—	—	—	81,472	6,924,305

Brian Grassadonia	4/19/2017⁽⁵⁾	137,122	—	17.20	4/18/2027	—	—
	4/25/2018⁽¹⁰⁾	109,026	—	44.75	4/24/2028	—	—
	4/21/2020⁽⁵⁾	99,224	—	71.99	4/20/2030	—	—
	4/21/2020⁽⁵⁾	169,001	—	57.40	4/20/2030	—	—
	4/27/2021⁽⁵⁾	33,630	3,058	253.79	4/26/2031	—	—
	4/27/2021⁽⁶⁾	—	—	—	—	2,430	206,526
	4/19/2022⁽⁵⁾	64,447	32,224	125.62	4/18/2032	—	—
	4/19/2022⁽¹¹⁾	—	—	—	—	18,126	1,540,529
	4/26/2023⁽⁵⁾	69,081	88,820	60.57	4/25/2033	—	—
	4/26/2023⁽¹²⁾	—	—	—	—	53,277	4,528,012
	4/24/2024⁽⁵⁾	26,440	114,577	74.03	4/23/2034	—	—
	4/24/2024⁽¹³⁾	—	—	—	—	70,610	6,001,144

Owen Britton Jennings	4/21/2020⁽¹⁴⁾	11,368	—	57.40	4/20/2030	—	—
	4/21/2020⁽⁵⁾	10,312	—	57.40	4/20/2030	—	—
	4/23/2021⁽¹⁵⁾	—	—	—	—	945	80,316
	4/19/2022⁽¹⁶⁾	—	—	—	—	14,186	1,205,668
	10/19/2022⁽¹⁷⁾	—	—	—	—	26,818	2,279,262
	4/26/2023⁽¹⁸⁾	—	—	—	—	33,069	2,810,534
	4/24/2024⁽¹⁹⁾	—	—	—	—	70,610	6,001,144
	10/23/2024⁽²⁰⁾	—	—	—	—	50,777	4,315,537

Dhanji R. Prasanna	4/26/2023⁽²¹⁾	—	—	—	—	20,062	1,705,069
	2/7/2024⁽²²⁾	—	—	—	—	35,432	3,011,366
	4/24/2024⁽²³⁾	—	—	—	—	32,590	2,769,824
	4/24/2024⁽⁵⁾	12,203	52,882	74.03	4/23/2034	—	—
	10/23/2024⁽²⁴⁾	—	—	—	—	65,285	5,548,572

(1)
Each of the outstanding equity awards was granted pursuant to our 2009 Stock Plan (the “2009 Plan”) or 2015 Plan.
(2)
This column represents the fair market value of a share of our Class A common stock on the date of grant, as determined by our board of directors.
(3)
Calculated by multiplying (i) $84.99, the fair market value of our Class A common stock per share on December 31, 2024, as determined using the closing price on the New York Stock Exchange, by (ii) the number of shares of Class A common stock that have not yet vested.
(4)
One-fourth of the shares subject to the option vest on the first anniversary of the option’s vesting commencement date and one forty-eighth of the shares vest monthly thereafter, subject to continued service with us.

BLOCK 2025 Proxy Statement	48

(5)
One forty-eighth of the shares subject to the option vest monthly from the date of the vesting commencement date, subject to continued service with us.
(6)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 19,433 shares subject to the RSUs vested on July 1, 2021, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2025, subject to continued service with us.
(7)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 42,031 shares subject to the RSUs vested on July 1, 2022, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2026, subject to continued service with us.
(8)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 107,354 shares subject to the RSUs vested on May 20, 2023, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2027, subject to continued service with us.
(9)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 100,273 shares subject to the RSUs vested on May 20, 2024, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2028, subject to continued service with us.
(10)
One-twelfth of 10% of the options vest monthly beginning on May 1, 2018 for 12 months, and the remaining one-thirty-sixth of 90% of the shares vest monthly thereafter, subject to continued service with us.
(11)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 48,336 shares subject to the RSUs vested on July 1, 2022, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2026, subject to continued service with us.
(12)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 94,714 shares subject to the RSUs vested on May 20, 2023, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2027, subject to continued service with us.
(13)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 86,903 shares subject to the RSUs vested on May 20, 2024, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2028, subject to continued service with us.
(14)
One-twelfth of 10% of the options vest monthly beginning on May 1, 2020 for 12 months, and the remaining one-thirty-sixth of 90% of the shares vest monthly thereafter, subject to continued service with us.
(15)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 7,558 shares subject to the RSUs vested on July 1, 2021, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2025, subject to continued service with us.
(16)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 37,828 shares subject to the RSUs vested on July 1, 2022, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of April 1, 2026, subject to continued service with us.

BLOCK 2025 Proxy Statement	49

(17)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 61,297 shares subject to the RSUs vested on November 20, 2022, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of August 20, 2026, subject to continued service with us.
(18)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 58,788 shares subject to the RSUs vested on May 20, 2023, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2027, subject to continued service with us.
(19)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 86,903 shares subject to the RSUs vested on May 20, 2024, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2028, subject to continued service with us.
(20)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 54,162 shares subject to the RSUs vested on November 20, 2024, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of August 20, 2028, subject to continued service with us.
(21)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 35,665 shares subject to the RSUs vested on May 20, 2023, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2027, subject to continued service with us.
(22)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 47,241 shares subject to the RSUs vested on February 20, 2024, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of November 20, 2027, subject to continued service with us.
(23)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 40,109 shares subject to the RSUs vested on May 20, 2024, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of February 20, 2028, subject to continued service with us.
(24)
Each share is subject to an RSU representing a contingent right to receive one share of our Class A common stock upon settlement. One-sixteenth of the total 69,637 shares subject to the RSUs vested on November 20, 2024, and one-sixteenth of the RSUs vest every three months thereafter until the RSU is fully vested as of August 20, 2028, subject to continued service with us.

Option Exercises and Stock Vested in 2024

The following table sets forth the number of shares of common stock acquired during 2024 by our named executive officers upon the exercise of stock options or upon the vesting of RSUs as well as the value realized upon such equity award transactions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)⁽¹⁾	Number of Shares Acquired on Vesting of RSUs (#)⁽²⁾	Value Realized on Vesting of RSUs ($)⁽³⁾
Jack Dorsey	—	—	—	—
Amrita Ahuja	—	—	69,246	5,164,201
Brian Grassadonia	712,816	43,225,894	65,154	4,855,055
Owen Britton Jennings	—	—	64,391	4,875,128
Dhanji R. Prasanna	—	—	32,596	2,484,635

(1)
Calculated by multiplying (i) the fair market value of our Class A common stock on the exercise date, which was determined using the closing price on the New York Stock Exchange of a share of our Class A common stock on the date of exercise, or if such day is a holiday, on the immediately preceding trading day less the option exercise price paid for such shares of common stock, by (ii) the number of shares of Class A common stock acquired upon exercise.

BLOCK 2025 Proxy Statement	50

(2)
Reflects the aggregate number of shares of Class A common stock underlying RSUs that vested in 2024. Of the amount shown for Ms. Ahuja and Messrs. Grassadonia and Jennings, 33,879, 28,206, and 27,119 shares, respectively, of Class A common stock were sold to cover tax withholding obligations upon vesting.
(3)
Calculated by multiplying (i) the fair market value of Class A common stock on the vesting date, which was determined using the closing price on the New York Stock Exchange of a share of common stock on the date of vest, or if such day is a holiday or otherwise a non-trading day, on the immediately preceding trading day, by (ii) the number of shares of common stock acquired upon vesting. Of the amount shown for Ms. Ahuja and Messrs. Grassadonia and Jennings, $2,502,377, $2,073,159, and $2,028,853, respectively, represents the value of shares sold to cover tax withholding obligations upon vesting.

Pension Benefits

Aside from our 401(k) Plan, we do not maintain any pension plan or arrangement under which our named executive officers are entitled to participate or receive post-retirement benefits.

Non-Qualified Deferred Compensation

We do not maintain any non-qualified deferred compensation plans or arrangements under which our named executive officers are entitled to participate.

Potential Payments upon Termination or Change of Control

Each of our named executive officers was subject to a change of control and severance agreement during their employment with us in 2024. The terms of the change of control and severance agreements (the “COC agreements”) are described below, and key differences that apply to our Block Head are highlighted. Under the COC agreements, if, before a change of control, the Company decides to terminate a named executive officer’s employment with the Company without cause (excluding by reason of death or disability), the Company may make a written request that the named executive officer continue to remain employed with the Company or its subsidiaries for a specified transition period not to exceed 180 days from the date of the request (the “Transition Period”). During the Transition Period, the named executive officer will be expected to perform such transition and other duties as reasonably requested by the Company (or its subsidiaries) in its discretion. During the Transition Period, the named executive officer will continue to be paid their base salary, vest in their equity awards in accordance with their terms, and be eligible to participate in our bonus or commission plans (if any) and employee benefit plans, each in accordance with their terms. The Block Head’s change of control and severance agreement does not contain these Transition Period related terms.

If our named executive officer’s employment is terminated by us without “cause” or due to their death or “disability” (as such terms are defined in their change of control and severance agreement), in either case, (i) outside the Change of Control Period (as defined below), and (ii) under the COC agreements (but not under the Block Head’s agreement) the named executive officer has completed any Transition Period requested by the Company (excluding the named executive officer’s early cessation of any such Transition Period due to their death or disability, or the termination of the Transition Period by us other than for cause before its scheduled expiration), they will be eligible to receive these payments and benefits if they timely sign and do not revoke a release of claims:

•
a lump-sum payment equal to base salary (as of immediately before their termination or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) for a number of days equal to (i) 180 minus (ii) the number of days in the entire Transition Period (or if, during the Transition Period, the named executive officer’s employment is terminated by us without cause or due to their death or disability, the number of days in (ii) will be the actual days worked during the Transition Period) (the “Severance Period”). Under the Block Head’s change of control and severance agreement, the Block Head will instead be entitled to a lump-sum payment equal to 75% of his annual base salary;
•
a lump-sum payment equal to a pro rata portion (based on the number of full months the executive has worked during the performance period, measured as of the notice date we make a request for a Transition Period, if any) of the annual bonus that our named executive officer would have earned for the year of their termination if they had remained employed until eligible to receive the bonus;
•
a taxable lump-sum payment equal to the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents through the end

BLOCK 2025 Proxy Statement	51

of the Severance Period regardless of whether our named executive officer elects COBRA coverage. Under the Block Head’s change of control and severance agreement this taxable lump sum is equal to 9 months of such monthly COBRA premiums;
•
if the termination is due to reasons other than cause (excluding by reason of death or disability), each of the named executive officer’s then-outstanding time-based equity awards will immediately vest and become exercisable as to the number of shares subject to the time-based equity award that were otherwise scheduled to vest and become exercisable had the named executive officer remained employed with the Company through the end of the Severance Period and no change of control occurred during the Severance Period. This provision does not apply to the Block Head’s change of control and severance agreement; and
•
if a termination (including an early termination of any company-requested Transition Period) occurs due to death or disability only, fully accelerated vesting and exercisability of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels.

If, (i) within the three-month period before a change of control until the end of the 12-month period following such change of control (such period, the “Change of Control Period”), our named executive officer’s employment is terminated by us without cause or due to their death or disability or our named executive officer resigns for “good reason” (as defined in their change of control and severance agreement), and (ii) (but not under the Block Head’s agreement), our named executive officer has completed any company-requested Transition Period (excluding our named executive officer’s early cessation of any such Transition Period due to their death or disability, or the Company’s termination of the Transition Period other than for cause before its schedule expiration), our named executive officer will be entitled to these benefits if they timely sign and do not revoke a release of claims:

•
a lump-sum payment equal to 100% of their annual base salary as of immediately before their termination (or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction), or, if such amount is greater, as of immediately before the change of control;
•
a lump-sum payment equal to 100% of their target annual bonus (for the year of their termination);
•
a taxable lump-sum payment equal to 12 months of the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents regardless of whether our named executive officer elects COBRA coverage; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at the greater of actual performance or 100% of target levels.

In addition, if any of the payments or benefits provided for under the change of control and severance agreements or otherwise payable to our named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, they would be entitled to receive either full payment of such payments and benefits or such lesser amount that would cause no portion of the payments and benefits being subject to the excise tax, whichever results in the greater after-tax benefits to our named executive officer. The change of control and severance agreements do not require us to provide any tax gross-up payments to our named executive officers.

BLOCK 2025 Proxy Statement	52

The following table summarizes the estimated payments and benefits that would be provided to our named executive officers who were employed with us on December 31, 2024 upon termination and a change of control under our plans and arrangements with our named executive officers described above. For purposes of this table, for each named executive officer (other than Mr. Dorsey) the “Severance Period” defined above is assumed to last the maximum 180-day period.

	Termination Without Cause Outside Change of Control Period			Termination by Death or Disability	Termination Without Cause or Termination for Good Reason Within Change of Control Period
Name	Cash Compensation ($)⁽¹⁾	Health Care Benefits ($)⁽²⁾	Acceleration of Equity Vesting ($)⁽³⁾⁽⁴⁾	Acceleration of Equity Vesting ($)⁽⁴⁾⁽⁵⁾	Cash Compensation ($)⁽⁶⁾	Health Care Benefits ($)⁽⁷⁾	Acceleration of Equity Vesting ($)⁽⁴⁾⁽⁸⁾
Jack Dorsey	2.06	222	—	—	2.75	443	—
Amrita Ahuja	282,500	16,986	3,316,406	16,107,750	565,000	33,972	16,107,750
Brian Grassadonia	282,500	16,520	3,324,672	15,700,959	565,000	33,039	15,700,959
Owen Britton Jennings	282,500	16,986	3,093,721	16,692,461	565,000	33,972	16,692,461
Dhanji R. Prasanna	270,110	—	2,135,900	13,614,418	540,220	—	13,614,418

(1)
Cash compensation consists of a lump-sum payment equal to 180 days of annual base salary (for Mr. Dorsey, 75% of annual base salary) (as of immediately before their termination or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) and a lump-sum payment equal to a pro rata portion of the annual bonus that our named executive officer would have earned for the year of their termination if they had remained employed until eligible to receive the bonus at December 31, 2024.
(2)
Health care benefits consist of a taxable lump-sum payment equal to six months of the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents regardless of whether our named executive officer elects COBRA coverage. Mr. Dorsey does not receive health insurance coverage from the Company.
(3)
For each named executive officer, other than our Block Head, we assumed 180 days of accelerated vesting of time-based equity awards. The Block Head’s change of control and severance agreement does not include this provision.
(4)
For each named executive officer, the estimated benefit amount of unvested RSUs was calculated by multiplying the number of unvested RSUs by the closing price of our Class A common stock on December 31, 2024, which was $84.99. The estimated benefit amount of unvested stock options was calculated by multiplying the number of unvested stock options subject to acceleration held by the applicable named executive officer by the difference between the exercise price of the option and the closing price of our Class A common stock on December 31, 2024, the last trading day of 2024, which was $84.99.
(5)
For each named executive officer, in the event of a termination due to death or disability, fully accelerated vesting and exercisability of all outstanding equity awards.
(6)
Cash compensation consists of a lump-sum payment equal to 100% of each named executive officer’s annual base salary as of immediately before their termination (or, if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction), or, if such amount is greater, as of immediately before the change of control, and a lump-sum payment equal to 100% of their target bonus for the year ended December 31, 2024.
(7)
Health care benefits consist of a taxable lump-sum payment equal to 12 months of the monthly COBRA premium required to continue health insurance coverage for our named executive officer and their eligible dependents regardless of whether our named executive officer elects COBRA coverage. Mr. Dorsey does not receive health insurance coverage from the Company.
(8)
For each named executive officer, we assume 100% accelerated vesting of all outstanding equity awards.
(9)
For additional information, refer to the section entitled “Potential Payments upon Termination or Change of Control.”

BLOCK 2025 Proxy Statement	53

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2024. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

		(a)	(b)	(c)
Plan Category	Class of Common Stock	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights⁽¹⁾	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	Class A⁽²⁾	39,325,219	$80.71	172,403,149⁽³⁾
	Class B⁽⁴⁾	331,156	$14.24	—
Equity compensation plans not approved by stockholders	—	—	—	—
Total	Class A and Class B	39,656,375	$72.17	172,403,149

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price, or any rights granted under our 2015 Employee Stock Purchase Plan.
(2)
Includes the following plans: our 2015 Plan and our 2015 Employee Stock Purchase Plan. Our 2015 Plan provides that on the first day of each fiscal year beginning in fiscal 2016 and ending on the 10th anniversary of the date the 2015 Plan was adopted by the board of directors, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 40,000,000 shares, (ii) 5% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our board of directors may determine. Our 2015 Employee Stock Purchase Plan provides that on the first day of each fiscal year beginning in fiscal 2016, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 8,400,000 shares, (ii) 1% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our board of directors may determine.
(3)
Consists of 34,119,317 shares of Class A common stock available under our 2015 Employee Stock Purchase Plan, including shares subject to outstanding rights that were under offering periods in progress as of December 31, 2024, and 138,283,832 shares of Class A common stock available under our 2015 Plan.
(4)
Consists of shares outstanding under awards made under our 2009 Plan. Block no longer grants awards from this plan.

BLOCK 2025 Proxy Statement	54

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, for:

•
each of our current directors and nominees for director;
•
each of our named executive officers;
•
all of our current directors and executive officers as a group; and
•
each person or group known by us to be the beneficial owner of more than 5% of our Class A or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 559,548,869 shares of our Class A common stock and 60,048,763 shares of our Class B common stock outstanding as of March 31, 2025. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2025, or issuable pursuant to RSUs that are subject to vesting conditions expected to occur within 60 days of March 31, 2025 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Block, Inc., 1955 Broadway, Suite 600, Oakland, California 94612. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

BLOCK 2025 Proxy Statement	55

	Class A Common Stock		Class B Common Stock+
Name of Beneficial Owner	Number	Percent	Number	Percent	Percent of Total Voting Power
5% Stockholders:
The Vanguard Group⁽¹⁾	53,575,478	9.6%	—	*	4.6%
BlackRock, Inc.⁽²⁾	29,075,247	5.2%	—	*	2.5%
Named Executive Officers and Directors:
Jack Dorsey⁽³⁾	1,000,000	*	47,844,566	79.7%	41.3%
Amrita Ahuja⁽⁴⁾	463,832	*	—	*	*
Brian Grassadonia⁽⁵⁾	1,187,564	*	—	*	*
Owen Britton Jennings⁽⁶⁾	46,760	*	—	*	*
Dhanji R. Prasanna⁽⁷⁾	82,554	*	—	*	*
Roelof Botha⁽⁸⁾	1,700,480	*	—	*	*
Amy Brooks⁽⁹⁾	17,167	*	—	*	*
Shawn Carter⁽¹⁰⁾	42,426	*	—	*	*
Paul Deighton⁽¹¹⁾	39,242	*	—	*	*
Anthony Eisen⁽¹²⁾	2,163,187	*	—	*	*
Randall Garutti⁽¹³⁾	27,658	*	—	*	*
James McKelvey⁽¹⁴⁾	129,088	*	11,940,025	19.9%	10.3%
Mary Meeker⁽¹⁵⁾	417,732	*	—	*	*
Neha Narula⁽¹⁶⁾	4,021	*	—	*	*
All current executive officers and directors as a group (15 persons)⁽¹⁷⁾	7,412,977	1.3%	59,792,091	99.6%	52.1%

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

+ The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of Class A common stock.

(1)
Based solely on a Schedule 13G/A, reporting beneficial ownership as of September 30, 2024, filed with the SEC on November 12, 2024, with sole dispositive power over 51,569,764 shares of Class A common stock, shared dispositive power over 2,005,714 shares of Class A common stock, and shared voting power over 1,043,657 shares of Class A common stock. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(2)
Based solely on a Schedule 13G, reporting beneficial ownership as of March 31, 2025, filed with the SEC on April 17, 2025 with sole dispositive power over 29,075,247 shares of Class A common stock and sole voting power over 25,593,195 shares of Class A common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)
Consists of (i) 603,969 shares of Class A common stock held of record by The Jack Dorsey 2024 Annuity Trust U/A/D May 28, 2024 a grantor retained annuity trust for which Mr. Dorsey serves as co-trustee, (ii) 396,031 shares of Class A common stock held of record by The Jack Dorsey 2023 Annuity Trust U/A/D May 26, 2023, a grantor retained annuity trust for which Mr. Dorsey serves as co-trustee, (iii) 35,763,992 shares of Class B common stock held of record by the Jack Dorsey Revocable Trust U/A/D 12/8/10, for which Mr. Dorsey serves as trustee, and (iv) 12,080,574 shares of Class B common stock held of record by Start Small, LLC, for which Mr. Dorsey serves as sole member.
(4)
Consists of (i) 92,621 shares of Class A common stock held of record by Ms. Ahuja, (ii) 354,392 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2025, of which 335,888 shares are vested as of such date, and (iii) 16,819 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2025.
(5)
Consists of (i) 419,741 shares of Class A common stock held of record by Mr. Grassadonia, (ii) 752,236 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2025, of which 734,989 shares are vested as of such date, and (iii) 15,587 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2025.

BLOCK 2025 Proxy Statement	56

(6)
Consists of (i) 5,920 shares of Class A common stock held of record by Mr. Jennings, (ii) 21,680 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2025, of which all shares are vested as of such date, and (iii) 19,160 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2025.
(7)
Consists of (i) 51,530 shares of Class A common stock held of record by Mr. Prasanna, (ii) 18,983 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2025, of which 16,271 shares are vested as of such date, and (iii) 12,041 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2025.
(8)
Consists of (i) 24,961 shares of Class A common stock held of record by Mr. Botha, (ii) a total of 684,741 shares of Class A common stock held of record by Mr. Botha’s estate planning vehicle, (iii) 1,862 shares of Class A common stock held of record by Sequoia Capital U.S. Growth Fund IV, L.P., (iv) 77 shares of Class A common stock held of record by Sequoia Capital USGF Principals Fund IV, L.P. (the funds (iii)-(iv) collectively, the “SC GFIV Funds”), (v) 11,388 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Fund XV, L.P., (vi) 1,750 shares of Class A common stock held of record by Sequoia Capital U.S. Venture XV Principals Fund, L.P., (vii) 479 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P., (viii) 171 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV, L.P. (the funds (v)-(viii) collectively, the “SC USV XV Funds”), (ix) 540,646 shares of Class A common stock held by Sequoia Capital US/E Expansion Fund I, L.P., and (x) 434,405 shares of Class A common stock held by SC US/E Expansion Fund I Management, L.P. SC US (TTGP), Ltd. is the general partner of (i) SC U.S. Venture XV Management, L.P., which is the general partner of the SC USV XV Funds, (ii) SC US/E Expansion Fund I Management, L.P. which is the general partner of Sequoia Capital US/E Expansion Fund I, L.P., and (iii) the general partner of SCGF IV Management, L.P., which is the general partner of the SC GFIV Funds. Mr. Botha, one of our directors, is a managing member of SC US (TTGP), Ltd. and, as a result may be deemed to share beneficial ownership of the shares held by the Sequoia Capital entities referred to above. Mr. Botha expressly disclaims beneficial ownership of the shares held by such Sequoia Capital entities. The address of each Sequoia entity is 2800 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(9)
Consists of 17,167 shares of Class A common stock held of record by Ms. Brooks.
(10)
Consists of (i) 19,539 shares of Class A common stock held of record by Mr. Carter, (ii) 1,779 shares of Class A common stock held of record by an immediate family member, (iii) 20,812 shares of Class A common stock held of record by SC Panther, LLC, and (iv) 296 shares of Class A common stock held of record by SC Vessel 5, LLC, both of which Mr. Carter is the sole member.
(11)
Consists of 39,242 shares of Class A common stock held of record by Mr. Deighton.
(12)
Consists of 2,163,187 shares of Class A common stock held of record by Mr. Eisen.
(13)
Consists of 27,658 shares of Class A common stock held of record by Mr. Garutti.
(14)
Consists of (i) 4,088 shares of Class A common stock held of record by Mr. McKelvey, (ii) 11,940,025 shares of Class B common stock held of record by the James McKelvey, Jr. Revocable Trust dated July 2, 2014, for which Mr. McKelvey serves as trustee, and (iii) 125,000 shares of Class A common stock held of record by the Anna Elefteria Ntenta Revocable Trust dated November 30, 2017.
(15)
Consists of (i) 411,915 shares of Class A common stock held of record by Ms. Meeker and (ii) 5,817 shares of Class A common stock held in the name of KPCB sFund Associates, LLC (“sFund Associates”), where Ms. Meeker is a member, which is the managing member of KPCB sFund, LLC (“sFund”) and, therefore, Ms. Meeker may be deemed to share voting or investment control with respect to the shares held by sFund Associates and sFund. The address of each is 2750 Sand Hill Road, Menlo Park, CA 94025.
(16)
Consists of 4,021 shares of Class A common stock held of record by Dr. Narula.
(17)
Consists of (i) 6,150,945 shares of Class A common stock and 59,784,591 shares of Class B common stock held of record by our current executive officers and directors, (ii) 1,193,603 shares of Class A common stock subject to options exercisable within 60 days of March 31, 2025, of which 1,150,959 are vested as of such date, (iii) 7,500 shares of Class B common stock subject to options exercisable within 60 days of March 31, 2025, all of which are vested as of such date, and (iv) 68,429 shares of Class A common stock subject to RSUs that vest within 60 days of March 31, 2025.

BLOCK 2025 Proxy Statement	57

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last five completed calendar years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been reported in our Summary Compensation Table (“SCT”), as the SEC’s valuation methods for this section differ from those required in our SCT. The table below summarizes compensation values reported in our SCT, as well as the adjusted values required in this section for the applicable years presented. For our named executive officers other than our principal executive officer (“non-PEO NEOs”), compensation is reported as an average of compensation for our non-PEO NEOs.

The primary objective of our executive compensation program is to drive long-term stockholder value. Compensation for our named executive officers is heavily weighted toward equity-based compensation, which is directly tied to our long-term value and growth and aligns the interests of our executives with our stockholders. For additional information regarding our compensation philosophy, please refer to the section entitled “Compensation Discussion & Analysis.”

In 2024, we did not use any financial performance measures to link compensation “actually paid” to Company performance in a manner that can act as a “Company-Selected Measure” under the relevant rules. As such, we do not have a “Company-Selected Measure.” We therefore do not provide a tabular list of such performance measures.

Pay Versus Performance Table

					Value of initial fixed $100 investment based on:
Year (a)	Summary compensation table total for PEO ($) (b)⁽¹⁾	Compensation actually paid to PEO ($) (c)⁽¹⁾	Average summary compensation table total for Non-PEO NEOs ($) (d)⁽²⁾	Average compensation actually paid to Non-PEO NEOs ($) (e)⁽²⁾⁽³⁾⁽⁴⁾⁽⁵⁾⁽⁶⁾	Total shareholder return ($) (f)⁽⁷⁾	Peer group total shareholder return ($) (g)⁽⁷⁾⁽⁸⁾	Net Income (Loss) (in thousands) ($) (h)⁽⁹⁾
2024	2.75	2.75	13,619,601	15,718,794	135.85	260.04	2,897,047
2023	2.75	2.75	10,767,701	11,468,047	123.64	191.10	9,772
2022	2.75	2.75	11,692,439	(10,751,801)	100.45	118.60	(540,747)
2021	2.75	2.75	9,560,445	(2,467,273)	258.17	183.47	166,284
2020	2.75	2.75	8,448,700	66,001,569	347.89	145.15	213,105

(1)
Reflects compensation amounts reported in our SCT for our Block Head and PEO, Jack Dorsey, for the respective years shown. Mr. Dorsey was our PEO for all applicable years presented. Mr. Dorsey did not receive or hold any equity-based awards or participate in any defined benefit or actuarial pension plans, for any of the years presented and, therefore, no amounts have been deducted or added to calculate the Compensation Actually Paid (“CAP”) to the PEO.
(2)
Non-PEO NEOs include (a) Amrita Ahuja, Brian Grassadonia, Alyssa Henry, Jacqueline Reses, and Sivan Whiteley for the year ended December 31, 2020; (b) Amrita Ahuja, Brian Grassadonia, Alyssa Henry, and Sivan Whiteley for the years ended December 31, 2021 and 2022; (c) Amrita Ahuja, Brian Grassadonia, Alyssa Henry, and Chrysty Esperanza for the year ended December 31, 2023; and (d) Amrita Ahuja, Brian Grassadonia, Owen Britton Jennings, and Dhanji R. Prasanna for the year ended December 31, 2024.
(3)
Dollar amounts reported do not reflect the actual amount of compensation earned by or paid to our non-PEO NEOs during the applicable year. We calculate CAP in accordance with the methodology prescribed under SEC guidance to Item 402(v) of Regulation S-K and as shown in the adjustment table below. Average CAP for our non-PEO NEOs is calculated by, as described in more detail under footnote (6) below, (a) taking the average SCT total compensation, less (b) the grant date fair value of equity granted during

BLOCK 2025 Proxy Statement	58

the year, plus (c) the following: (i) the year-end fair value of outstanding, unvested equity awards granted during the applicable year; (ii) for equity awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the year-end fair value and the immediately prior year-end fair value; (iii) the vesting date fair value of any equity awards that were granted and vested in the same covered fiscal year; and (iv) for awards granted in prior years that vested during the applicable year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value, less (d) the fair value at the end of the prior fiscal year for awards granted in prior years that were forfeited during the covered fiscal year. We have not paid dividends historically and do not sponsor any pension arrangements; thus no adjustments are made for these items.
(4)
For purposes of calculating the average CAP to our non-PEO NEOs, compensation related to equity awards was remeasured. For RSUs, the fair values and the change in fair values were determined by the closing price of our common stock at each applicable year-end date or, in the case of vested awards, the stock price on vesting date. For stock options, a Black-Scholes-Merton option valuation model (“BSM model”) was used as of the applicable year-end date or, in the case of vested options, the vesting date. The BSM model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility, and the expected risk-free rate. The valuation assumptions used to calculate fair value of equity awards were materially consistent with those used to calculate the grant date fair value of such award and those used to calculate our share-based compensation expense, as disclosed in the “Share-based Compensation” section of Note 16, Stockholders’ Equity of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. For stock options, the fair value amounts of stock options for 2024 reflected in the table above were calculated using the “historical” method for determining the expected term of the options under the BSM model. For stock option fair value amounts for prior years, we used the “simplified method” for determining the expected term of the options under the BSM model. There is no material difference in the reported years as a result of the change in methodology.
(5)
Changes in the market price of our Class A common stock following the date of grant of an award can impact CAP to our non-PEO NEOs. For the portion of the average CAP that is based on year-end stock prices, the following prices from the last trading day of the applicable year were used: (a) $62.56 for 2019; (b) $217.64 for 2020; (c) $161.51 for 2021; (d) $62.84 for 2022; (e) $77.35 for 2023; and (f) $84.99 for 2024.
(6)
Reflects the following adjustments, reported as averages, to the average of the total compensation of our non-PEO NEOs as reported in our SCT for each fiscal year listed:

BLOCK 2025 Proxy Statement	59

		Year Ended
		December 31,
	2020	2021	2022	2023	2024
Total Average Compensation to non-PEO NEOs per SCT ($)	8,448,700	$9,560,445	11,692,439	10,767,701	13,619,601
Less: Amounts reported in SCT as equity award amounts, which are based on grant date fair values	(7,889,459)	(9,060,750)	(11,167,810)	(10,175,781)	(13,054,698)
Plus: Year-end fair value of any equity awards granted in the covered fiscal year that were outstanding and unvested as of the end of the covered fiscal year	34,248,558	4,257,552	4,103,883	9,579,411	12,556,990
Plus: Change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in prior years that were outstanding and unvested as of the end of the covered fiscal year.	21,341,479	(10,385,340)	(9,746,528)	775,615	901,216
Plus: Vesting date fair value of any equity awards that were granted and vested in the same covered fiscal year	3,816,699	1,135,500	700,050	1,618,086	2,250,501
Plus: Change in fair value from the end of the prior fiscal year to the vesting date for awards granted in prior years that vest in the covered fiscal year	6,815,721	2,025,319	(6,333,836)	(126,602)	(554,816)
Less: Fair value at the end of the prior fiscal year for awards granted in prior years that were forfeited during the covered fiscal year	(780,129)	—	—	(970,382)	—
Total Adjustments	57,552,869	(12,027,719)	(22,444,241)	700,347	2,099,193
Total Average CAP to non-PEO NEOs for Fiscal Year	66,001,569	(2,467,273)	(10,751,801)	11,468,047	15,718,794

(7)
Total shareholder return (“TSR”) reflects what year-end cumulative value of $100 would be, including reinvestment of dividends until the last day of each reported fiscal year, if such amount were invested on December 31, 2019. The Company has not paid dividends historically.
(8)
We used the S&P North American Technology Index for our peer group TSR, as used in our stock performance graph required by Item 201(e) of Regulation S-K and included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(9)
The dollar amounts reported are the Company’s net income (loss) attributable to common stockholders for the applicable year as presented in the audited Consolidated Statements of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2024.

BLOCK 2025 Proxy Statement	60

Relationship Between Compensation Actually Paid, Block Total Shareholder Return and Peer Group Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income (Loss)

Block TSR is calculated based on an assumed investment of $100 on December 31, 2019.

BLOCK 2025 Proxy Statement	61

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Dorsey, our Block Head.

For 2024, our last completed fiscal year:

•
the median of the annual total compensation of all our employees (determined as described below, and other than our Block Head) was $202,981; and
•
the annual total compensation of our Block Head, as reported in the Summary Compensation Table included elsewhere in this proxy statement, was $2.75.

Based on this information, for 2024, the annual total compensation of our Block Head was less than 0.0001 times that of the median of the annual total compensation for all employees. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our Block Head, we took the following steps:

1.
We determined that, as of December 31, 2024, our employee population consisted of 11,367 individuals working at our parent company and consolidated subsidiaries with approximately 10,954 of these individuals located in the U.S., Australia, Canada, Ireland, and the U.K. (approximately 8,744 in the U.S., 1,023 in Australia, 665 in Canada, 298 in Ireland, and 224 in the U.K.). This population consisted of our full-time and part-time employees, but not any independent contractors or temporary workers.
2.
We have chosen to exclude the approximately 413 employees located outside the U.S., Australia, Canada, Ireland, and the U.K. (129 in Japan, 90 in Norway, 43 in Moldova, 32 in China, 30 in Germany, 21 in Spain, 18 in Mexico, 17 in the Netherlands, 10 in New Zealand, 7 in France, 6 in Sweden, 4 in Taiwan, 2 in Lithuania, 2 in Poland, 1 in Greece, and 1 in Brazil) from the determination of the “median employee,” given the relatively small number of employees in those jurisdictions and the estimated costs of obtaining their compensation information. In total, we excluded certain non-U.S. employees comprising less than 5% of our total workforce from the identification of the “median employee,” as permitted by SEC rules.
3.
To identify the “median employee” from our U.S., Australia, Canada, Ireland, and the U.K. employee population, we combined the actual salary, bonus, commissions, and other taxable benefits (other than related to equity awards and our 2015 Employee Stock Purchase Plan) as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2, the Australian Taxation Office, the Canada Revenue Agency on Form T4, the Ireland Revenue Agency on the Statement of Liability, and His Majesty’s Revenue and Customs office on Form P60 through its electronic processes for 2024, as well as the match paid to our U.S employees under our 401(k) Plan and the aggregate grant date fair value of equity awards granted to employees in 2024.
4.
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. We did not make any cost-of-living adjustments in identifying the “median employee.”
5.
Once we identified our median employee, we combined all the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $202,981.
6.
With respect to the annual total compensation of our Block Head, we used the amount reported in the “Total Compensation” column of our 2024 Summary Compensation Table included in this proxy statement.

BLOCK 2025 Proxy Statement	62

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a participant or will be a participant, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers, or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Our audit and risk committee reviewed and approved each of the transactions described below pursuant to our related person transactions policy. All dollar amounts are as of March 31, 2025.

Roc Nation

We engage Roc Nation LLC (“Roc Nation”) to provide certain artist, marketing and concert services (the “Roc Nation Services”). Payments to Roc Nation in connection with the Roc Nation Services proposed for 2025 may exceed $120,000.

Shawn Carter, a member of our board of directors, has an ownership interest in Roc Nation and is its co-founder. As a result, Mr. Carter may be deemed to have an indirect material interest in the Roc Nation Services.

Shake Shack

We are party to an amended and restated enterprise services agreement and a Cash App offerings (formerly “boosts”) agreement with Shake Shack Enterprises, LLC, a subsidiary of Shake Shack, pursuant to which we provide certain products and services related to payment processing, software as a service, hardware, and instant rewards (collectively, the “Shake Shack Services”). For 2024, we received approximately $12.4 million in revenue from the Shake Shack Services and Cash App offerings partnership.

Randall Garutti, a member of our board of directors, was a director and Chief Executive Officer of Shake Shack until May 2024. As a result, Mr. Garutti may be deemed to have an indirect material interest in the Shake Shack Transactions.

St. Louis Lease

We are party to a lease agreement with 900 N. Tucker Building, LLC (“900 N. Tucker”) for a 15.5-year lease of office space in St. Louis, Missouri (the “St. Louis Lease”). During the fiscal year ended December 31, 2024, we made approximately $1.1 million in payments in connection with the St. Louis Lease. In addition, during the three months ended March 31, 2025, we expanded the square footage we lease under the St. Louis Lease. During the fiscal year ending December 31, 2025, we expect to make monthly lease payments in accordance with the terms of the St. Louis Lease, as well as associated costs such as parking fees, management fees, and annual direct expenses (e.g., operating and tax expenses). We expect these lease payments will be offset, in part, by tenant improvement allowances under the terms of the St. Louis Lease. During the three months ended March 31, 2025, we made approximately $0.4 million in payments toward the St. Louis Lease.

James McKelvey, our co-founder and a member of our board of directors, is affiliated with 900 N. Tucker. As a result, Mr. McKelvey may be deemed to have an indirect material interest in the St. Louis Lease.

Other Transactions

We have entered into change of control and severance agreements with our current executive officers that, among other matters, provide for certain severance and change of control benefits. For additional information, refer to the section entitled “Executive Compensation—Potential Payments upon Termination or Change of Control.”

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements, our amended and restated certificate of incorporation, and amended and

BLOCK 2025 Proxy Statement	63

restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

A family member of Brian Grassadonia, our Ecosystem Lead, is employed by us in a non-executive position. The approximate dollar value of the employee’s total cash and equity compensation for the year ended December 31, 2024 was $207,395. The family member also receives benefits consistent with other employees serving in the same capacity.

Other than as described above, since January 1, 2024, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

Our audit and risk committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit and risk committee provides that our audit and risk committee shall review and approve any related party transaction for which review or oversight is required by applicable law or that is required to be disclosed in our financial statements or SEC filings.

We have a formal written policy providing that our audit and risk committee must pre-approve any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest. In approving or rejecting any such transaction, our audit and risk committee is to consider the relevant facts and circumstances available and deemed relevant to our audit and risk committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, whether such transaction would impair the independence of an outside director, whether such transaction would present an improper conflict of interest for any director or executive officer of our Company, whether the transaction is part of the ordinary course of business, and the extent of the related person’s interest in the transaction. Any member of our audit and risk committee who has an interest in a potential related party transaction under discussion will abstain from voting on the approval of such transaction. If a related party transaction will be ongoing, our audit and risk committee may establish guidelines for us to follow in our ongoing dealings with the related party.

BLOCK 2025 Proxy Statement	64

QUESTIONS AND ANSWERS ABOUT OUR PROXY MATERIALS AND THE ANNUAL MEETING

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting. The Annual Meeting will be held on Tuesday, June 17, 2025, at 12:00 p.m. (U.S. Pacific Time) as a completely virtual meeting. Stockholders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/XYZ2025, where you will be able to listen to the meeting live, submit questions and vote your shares online during the meeting. CDI holders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/XYZ2025 as a guest, where you will be able to listen to the meeting live. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 25, 2025 (U.S. Eastern Time), to all stockholders entitled to vote at the Annual Meeting, and the CDI Notice of Access Letter is being mailed or emailed from Australia to CDI holders on or about April 28, 2025 (Australia time).

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You will be voting on:

•
the election of three Class I directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified;
•
the approval, on an advisory basis, of the compensation of our named executive officers;
•
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
•
the approval of the Block, Inc. 2025 Equity Incentive Plan;
•
the approval of the Block, Inc. Amended and Restated 2015 Employee Stock Purchase Plan; and
•
the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of directors recommend I vote on these proposals?

Our board of directors recommends a vote:

•
“FOR” the election of Jack Dorsey, Paul Deighton, and Neha Narula as Class I directors;
•
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
•
“FOR” the approval of the Block, Inc. 2025 Equity Incentive Plan; and
•
“FOR” the approval of the Block, Inc. Amended and Restated 2015 Employee Stock Purchase Plan.

Who is entitled to vote?

Holders of our Class A common stock and holders of our Class B common stock as of the close of business on April 21, 2025 (U.S. Eastern Time), the record date for the Annual Meeting, may vote at the Annual Meeting. Shares of our Class A common stock also trade on the Australian Stock Exchange (“ASX”) in the form of CDIs. Holders of our CDIs as of the close of business on April 21, 2025 (U.S. Eastern Time), may attend the Annual Meeting as guests but cannot vote at the Annual Meeting; instead, CDI holders must vote the Class A common stock underlying their CDIs before 9:00 a.m. (Australian Eastern Standard Time) on Thursday, June 12, 2025. Each CDI represents a beneficial interest in one share of our Class A common stock. As of the record date, there were 555,574,403 shares of our Class A common stock outstanding (including 54,270,668 CDIs exchangeable into shares of our Class A common stock) and 60,042,763

BLOCK 2025 Proxy Statement	65

shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal, and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank, or other nominee, who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting; however, because you are not the stockholder of record, you cannot vote your shares at the Annual Meeting unless you first request and obtain a valid proxy from your broker, bank, or other nominee. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders” or “beneficial owners.”

CDI Holders. If you own our CDIs, then you are the beneficial owner of one share of our Class A common stock for every CDI you own. Legal title is held by our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN. CDN is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct CDN as to how to vote your shares. You are also invited to attend the Annual Meeting; however, because you are not a stockholder of record, you cannot vote the shares underlying your CDIs at the Annual Meeting. We encourage you to direct CDN to lodge your votes online prior to the Annual Meeting by using the details on your Notice of Access Letter to request that Computershare Australia send you a hard copy of the CDI voting form to their registered address, or by lodging your votes through our online voting site at www.investorvote.com.au before 9:00 a.m. (Australian Eastern Standard Time) on Thursday, June 12, 2025.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of directors requires a plurality of the voting power of the shares of our common stock represented virtually or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors until all board of directors seats are filled. As a result, any shares not voted “FOR” a particular nominee, whether as a result of a “WITHHOLD” vote or a broker non-vote (described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as a director.
•
Proposals No. 2, 4, and 5: The non-binding advisory vote on our executive compensation, the approval of the Block, Inc. 2025 Equity Incentive Plan, and the approval of the Block, Inc. Amended and Restated 2015 Employee Stock Purchase Plan each require the affirmative vote of a majority of the voting power of the shares of our common stock represented virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to these proposals. Abstentions are considered shares represented and entitled to vote on these proposals and, thus, will have the same effect as a vote “AGAINST” these proposals. Because these proposals are considered non-routine such that a broker, bank, or nominee may not vote without instructions on this matter, there may be broker non-votes in connection with these proposals. To the extent there are any broker non-votes, because broker non-votes will not count as shares represented and entitled to vote on these proposals, they will have no effect on the outcome of these proposals.
•
Proposal No. 3: The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of our common stock represented virtually or by proxy at the Annual Meeting and entitled to vote thereon to be

BLOCK 2025 Proxy Statement	66

approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares represented and entitled to vote on this proposal, and, thus, will have the same effect as a vote “AGAINST” this proposal. This proposal is considered a routine matter such that a broker, bank, or other nominee can generally vote in its discretion; therefore, no broker non-votes are expected in connection with this proposal.

The proposal to approve the compensation of our executives is an advisory vote, meaning the results will not be binding on our board of directors, our compensation committee, or the Company. However, our board of directors and our compensation committee will consider the outcome of the vote on executive compensation when determining named executive officer compensation.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of our stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, “WITHHOLD” votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
by Internet at www.proxyvote.com or via the QR code on your Notice or proxy card, 24 hours a day, seven days a week, until 11:59 p.m. (U.S. Eastern Time) on June 16, 2025 (please have your Notice or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-800-690-6903, until 11:59 p.m. (U.S. Eastern Time) on June 16, 2025 (please follow the instructions on your proxy card);
•
by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or
•
by attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/XYZ2025, where you may vote and submit questions during the meeting (please have your Notice, proxy card, or the instructions that accompanied your proxy materials in hand when you visit the website).

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote in advance of the Annual Meeting by returning a voting instruction form and may be able to vote by telephone or on the Internet, depending on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

If you are a CDI holder, you may instruct CDN to vote the Class A common stock underlying your CDIs on your behalf by using the details on the Notice of Access Letter to request that Computershare Australia send a hard copy of the CDI voting form in the mail to your registered address, or you may lodge your votes through our online voting site at www.investorvote.com.au before 9:00 a.m. (Australian Eastern Standard Time) on Thursday, June 12, 2025.

BLOCK 2025 Proxy Statement	67

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•
entering a new vote by Internet or by telephone;
•
completing, signing, and returning a later-dated proxy card;
•
notifying the Corporate Secretary of Block, Inc., in writing, at Block, Inc., 1955 Broadway, Suite 600, Oakland, CA 94612; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank, or other nominee can provide you with instructions on how to change or revoke your vote.

If you own CDIs, you can change or revoke your vote by visiting our online voting site at www.investorvote.com.au before 9:00 a.m. (Australian Eastern Standard Time) on Thursday, June 12, 2025.

What do I need to do to attend and participate in the Annual Meeting?

All holders of our common stock as of the record date will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/XYZ2025 and entering the 16-digit control number included on the Notice, proxy card, or voting instruction form; however, only stockholders of record and street name stockholders with a legal proxy from their broker, bank, or other nominee will be able to vote their shares electronically at the meeting or submit questions during the meeting, with a limit of one question per stockholder. CDI holders can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/XYZ2025 as a guest, where you will be able to listen to the meeting live. CDI holders can visit our online voting site at www.investorvote.com.au and submit a question before 9:00 a.m. (Australian Eastern Standard Time) on Thursday, June 12, 2025. We will answer as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting. Only questions that are relevant to our business operations will be answered.

The Annual Meeting webcast will begin promptly at 12:00 p.m. (U.S. Pacific Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. (U.S. Pacific Time), and you should allow ample time for the check-in procedures.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians to assist you if you experience technical difficulties accessing the Annual Meeting. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call 844-986-0822 (domestic) or 303-562-9302 (international).

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Jack Dorsey, Amrita Ahuja, and Chrysty Esperanza have been designated as proxy holders by our board of directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as set forth above. If any matters not described in this proxy statement are properly presented at the Annual Meeting pursuant to our amended and restated bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date unless you have properly revoked your proxy instructions, as described above.

BLOCK 2025 Proxy Statement	68

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice, which contains instructions on how to access our proxy materials via the Internet, is first being mailed on or about April 25, 2025 (U.S. Eastern Time), to all our stockholders of record as of the record date. Stockholders in street name will receive the Notice from their broker, bank, or other nominee. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual Meeting or future meetings of our stockholders in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

Why did I receive a Notice of Access Letter instead of a full set of proxy materials?

Holders of our CDIs, which are listed on the ASX, will receive a Notice of Access Letter from Computershare Australia. If you received the Notice of Access Letter by electronic mail, you will not automatically receive a printed copy of the proxy materials in the mail. The Notice of Access Letter tells you how to use the Internet to access and review this proxy statement and our annual report, and how you may submit your proxy via the Internet or request a hard copy of the CDI voting form to be sent in the mail to your registered address.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for the Annual Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing, and distribution of our proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks, and other nominees to forward to the beneficial owners of the shares of our common stock that are held of record by such brokers, banks, or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications, or other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker or other intermediary will have discretion to vote your shares on our sole “routine” matter, which is the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Your broker or other intermediary will not have discretion to vote on any other proposals, which are all “non-routine” matters, absent direction from you. We refer to the absence of a vote on a non-routine proposal for which a broker has not received instructions as a “broker non-vote.”

Why is the Annual Meeting being conducted as a virtual meeting?

The Annual Meeting will again be a completely virtual meeting of stockholders, which we believe provides the opportunity for participation by a broader group of stockholders while reducing the environmental impact and the costs associated with in-person meetings. We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate from any location around the world.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four

BLOCK 2025 Proxy Statement	69

business days after the Annual Meeting, we will instead file a Current Report on Form 8-K with the preliminary results within four business days after the Annual Meeting and an amendment to the Current Report on Form 8-K with the final results as soon as such final results become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure, which the SEC has approved, called “householding.” Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Applicable stockholders who have not provided instructions against householding will continue to receive the Notice and, if applicable, our proxy materials in this manner in subsequent years until they are notified otherwise or until they revoke their consent. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

Upon the written or oral request of a stockholder of record, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to such stockholder at the shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder of record is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact Broadridge Financial Solutions, Inc. (“Broadridge”):

•
by mail: Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717
•
by telephone: 1-800-579-1639
•
by email: sendmaterial@proxyvote.com

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

If you are a CDI holder, you will receive your Notice of Access Letter from Computershare Australia. If you received the Notice of Access Letter by electronic mail or mail, you will not automatically receive a printed copy of the proxy materials in the mail. Multiple CDI holders who share the same address will receive their own copy of the Notice of Access Letter so long as each CDI holder is registered separately on the register or with the ASX.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at next year’s annual meeting of stockholders?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2026 annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at the address below not later than December 26, 2025 (U.S. Eastern Time). In addition, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Block, Inc.

Attention: Corporate Secretary

1955 Broadway, Suite 600

Oakland, California 94612

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our board of directors, or (iii) properly brought before such annual meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated

BLOCK 2025 Proxy Statement	70

bylaws. To be timely for our 2026 annual meeting of stockholders, our Corporate Secretary must receive the written notice at the address above:

•
no earlier than the close of business on February 17, 2026; and
•
no later than the close of business on March 19, 2026.

In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the first anniversary of the Annual Meeting and no later than the close of business on the later of the following two dates:

•
the 90th day prior to our 2026 annual meeting of stockholders; or
•
the 10th day following the day on which public announcement of the date of our 2026 annual meeting of stockholders is first made if such first public announcement is less than 100 days prior to the date of our 2026 annual meeting of stockholders.

If a stockholder who has properly notified us of their or its intention to present a proposal at an annual meeting of stockholders does not appear to present their or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. Any notice of director nomination submitted must include the information required by Rule 14a-19(b) under the Exchange Act. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that such notice be received by our Corporate Secretary within the time periods described above under the section entitled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our amended and restated bylaws is available on our website at https://investors.block.xyz and via the SEC’s website at https://www.sec.gov. Information contained on or accessible through our website is not incorporated by reference in this proxy statement. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers, and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2024, all Section 16(a) filing requirements were satisfied on a timely basis, except with respect to one Form 4 filing for Amrita Ahuja that underreported the total number of shares sold due to an administrative error.

Fiscal Year 2024 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2024, are included in our Annual Report on Form 10-K, which we will make available to stockholders along with this proxy statement. This proxy statement and our annual report are posted on our website at https://investors.block.xyz and are available from the SEC at its website at https://www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Block, Inc., Attention: Investor Relations, 1955 Broadway, Suite 600, Oakland, CA 94612.

*  *  *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are therefore urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

April 25, 2025

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APPENDIX A BLOCK, INC. 2025 EQUITY INCENTIVE PLAN

BLOCK, INC.

2025 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan.

The purposes of this Plan are to attract and retain personnel for positions with the Company, to provide additional incentive to Employees, Directors and Consultants (collectively, “Service Providers”), and to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options to Employees and the grant of Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Other Cash- Based Awards and Other Stock-Based Awards to any Service Provider.

2.
Shares Subject to the Plan.
(a)
Allocation of Shares to Plan. The maximum aggregate number of Shares that may be issued under the Plan is:
(i)
80,000,000 Shares, plus
(ii)
any additional Shares that become available for issuance under the Plan under Sections 2(b) and 2(e).

The Shares may be authorized but unissued Common Stock, shares of Common Stock held in treasury or Common Stock issued and then reacquired by the Company.

(b)
Lapsed Awards.
(i)
Options and Stock Appreciation Rights. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is surrendered under an Exchange Program, the unissued Shares subject to the Option or Stock Appreciation Right will become available for future issuance under the Plan.
(ii)
Stock Appreciation Rights. Only Shares actually issued pursuant to a Stock Appreciation Right (i.e., the net Shares issued) will cease to be available under the Plan. All remaining Shares originally subject to the Stock Appreciation Right will remain available for future issuance under the Plan.
(iii)
Full-Value Awards. Shares issued pursuant to, or underlying, Awards of Restricted Stock, Restricted Stock Units, stock-settled Performance Awards or Other Stock-Based Awards that are reacquired by the Company due to failure to vest or are forfeited to the Company will become available for future issuance under the Plan.
(iv)
Withheld Shares. Shares withheld to pay the Exercise Price of an Award or to satisfy tax withholding obligations related to an Award will become available for future issuance under the Plan.
(v)
Cash-Settled Awards. If any portion of an Award under the Plan is paid to a Participant in cash, rather than Shares, that cash payment will not reduce the number of Shares available for issuance under the Plan and the Shares underlying such Award (or portion thereof) will again become available for future issuance under the Plan.
(c)
Incentive Stock Options. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal 80,000,000 Shares.
(d)
Adjustment. The numbers provided in Sections 2(a) and 2(c) will be adjusted as a result of changes in capitalization referred to in Section 12.

(e)
Substitute Awards. If the Administrator (as defined below) grants Awards in substitution for equity compensation awards outstanding under a plan maintained by an entity acquired by or consolidated with the Company, the grant of those Substitute Awards will not decrease the number of Shares available for issuance under the Plan.
3.
Administration of the Plan.
(a)
Procedure.
(i)
General. The Plan will be administered by the Board or a Committee (the “Administrator”). Different Administrators may administer the Plan with respect to different groups of Service Providers. The Board may retain the authority to concurrently administer the Plan with a Committee and may revoke the delegation of some or all authority previously delegated.
(ii)
Further Delegation. To the extent permitted by Applicable Laws, including, without limitation, Section 157(c) of the Delaware General Corporation Law, the Board or a Committee may delegate to one or more Officers the authority to grant and administer Awards to Employees of the Company or any of its Subsidiaries who are not Officers; provided that the delegation must specify any limitations on the authority required by Applicable Laws, including the total number of Shares that may be subject to the Awards granted by such Officer(s). Such delegation may be revoked at any time by the Board or Committee.
(b)
Powers of the Administrator. Subject to the terms of the Plan, any limitations on delegations specified by the Board, and any requirements imposed by Applicable Laws, the Administrator will have the authority, in its sole discretion, to make any determinations and perform any actions deemed necessary or advisable to administer the Plan including:
(i)
to determine the Fair Market Value;
(ii)
to approve forms of Award Agreements for use under the Plan (provided that all forms of Award Agreement must be approved by the Board or the Committee of Directors acting as the Administrator), which need not be identical for each Participant;
(iii)
to select the Service Providers to whom Awards may be granted and grant Awards to such Service Providers;
(iv)
to determine the number of Shares to be covered by each Award;
(v)
to determine the terms and conditions, consistent with the Plan, of any Award granted, which such terms and conditions may include, but are not limited to, the Exercise Price, the time(s) when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating to an Award;
(vi)
to determine whether, to what extent, under what circumstances and by which methods Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise and “sell-to-cover”), or any combination thereof, or canceled, forfeited or suspended;
(vii)
to institute and determine the terms and conditions of an Exchange Program;
(viii)
to interpret the Plan and make any decisions necessary to administer the Plan;

(ix)
to establish, amend and rescind rules relating to the Plan, including rules relating to sub- plans established to satisfy laws of jurisdictions other than the United States or to qualify Awards for favorable tax treatment under laws of jurisdictions other than the United States;
(x)
to interpret, modify or amend any outstanding Award (subject to Sections 18 and 19), including extending the Expiration Date and the post-termination exercisability period of such modified or amended Awards;
(xi)
to allow Participants to satisfy tax withholding obligations in any manner permitted by Section 14;
(xii)
to delegate ministerial duties to any of the Company’s Employees;
(xiii)
to authorize any Person to take any steps and execute, on behalf of the Company, any documents required for an Award previously granted by the Administrator to be effective;
(xiv)
to allow Participants to defer the receipt of the payment of cash or the delivery of Shares otherwise due to any such Participants under an Award; and
(xv)
to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan and due compliance with Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations.
(c)
Termination of Status.
(i)
Unless a Participant is on a leave of absence approved by the Company as set forth in Section 10, the Participant’s status as a Service Provider will end at midnight at the end of the last day the Participant actively provides services for a member of the Company Group (the “Termination of Status Date”). The Administrator has the sole discretion to determine the date on which a Participant stops actively providing services and whether a Participant may still be considered to be providing services while on a leave of absence and the Administrator may delegate this decision, other than with respect to Officers, to the Company’s senior human resources officer.
(ii)
This termination of status as a Service Provider will occur regardless of the reason for such termination, even if the termination is later found to be invalid, in breach of employment laws in the jurisdiction where Participant is providing services, or in violation of the terms of Participant’s employment or service agreement, if any such agreement exists.
(iii)
Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Administrator, a Participant’s right to vest in any Award under the Plan will cease as of the Termination of Status Date and will not be extended by any notice period, whether arising under contract, statute or common law, including any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is providing services.
(d)
Grant Date. The grant date of an Award (“Grant Date”) will be the date that the Administrator makes the determination granting such Award or may be a later date if such later date is designated by the Administrator on the date of the determination or under an automatic grant policy.
(e)
Waiver. Subject to Sections 19 and 20(a), the Administrator may waive any terms, conditions or restrictions that are applicable to any Awards.

(f)
Electronic Delivery. The Company may deliver by e-mail or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company or another member of the Company Group) all documents relating to the Plan or any Award and all other documents that the Company is required to deliver to its security holders (including prospectuses, annual reports and proxy statements).
(g)
Tandem Awards. Other than as set forth in Section 4(h), Awards may, in the discretion of the Administrator, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(h)
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
4.
Stock Options and Stock Appreciation Rights.
(a)
Stock Option and Stock Appreciation Right Award Agreement. Each Option and Stock Appreciation Right will be evidenced by an Award Agreement that will specify the number of Shares subject to the Option or Stock Appreciation Right, its per share exercise price (“Exercise Price”), its Expiration Date, and such other terms and conditions as the Administrator determines. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. An Option not designated as an Incentive Stock Option is a Nonstatutory Stock Option.
(b)
Exercise Price. The Exercise Price for the Shares to be issued upon exercise of an Option or Stock Appreciation Right will be determined by the Administrator; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right.
(c)
Form of Consideration for Options. The Administrator will determine the acceptable forms of consideration for exercising an Option and those forms of consideration will be described in the Award Agreement. The consideration may consist of any combination of the following, to the extent permitted by Applicable Laws:
(i)
cash;
(ii)
check or wire transfer;
(iii)
promissory note;
(iv)
other Shares that have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option will be exercised. To the extent not prohibited by the Administrator, this shall include the ability to tender Shares to exercise the Option and then use the Shares received on exercise to exercise the Option with respect to additional Shares;
(v)
consideration received by the Company under a cashless exercise arrangement (whether through a broker or otherwise) implemented by the Company for the exercise of Options that has been approved by the Board or a Committee of Directors;

(vi)
consideration received by the Company under a net exercise program under which Shares are withheld from otherwise deliverable Shares that has been approved by the Board or a Committee of Directors; or
(vii)
any other consideration or method of payment to issue Shares (provided that other forms of considerations may only be approved by the Board or a Committee of Directors).
(d)
Payment for Stock Appreciation Rights. When a Participant exercises a Stock Appreciation Right, he or she will be entitled to receive a payment from the Company equal to:
(i)
the difference between the Fair Market Value on the date of exercise and the Exercise Price, multiplied by
(ii)
the number of Shares with respect to which the Stock Appreciation Right is exercised.

Payment upon Stock Appreciation Right exercise may be made in cash, in Shares of equivalent value, or any combination of cash and Shares, with the determination of form of payment made by the Administrator. Shares issued upon exercise of a Stock Appreciation Right will be issued in the name of the Participant. Until Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to a Stock Appreciation Right, despite the exercise of the Stock Appreciation Right. The Company will issue (or cause to be issued) such Shares promptly after the Stock Appreciation Right is exercised. A Stock Appreciation Right may not be exercised for a fraction of a Share. Exercising a Stock Appreciation Right in any manner will decrease (x) the number of Shares thereafter available under the Stock Appreciation Right by the number of Shares as to which the Stock Appreciation Right is exercised and (y) the number of Shares thereafter available under the Plan by the number of Shares issued upon such exercise.

(e)
Incentive Stock Option Limitations.
(i)
Incentive Stock Options may be granted only to Employees of the Company or of a Parent or Subsidiary corporation (as defined in Section 424(a) of the Code);
(ii)
The Exercise Price of an Incentive Stock Option may not be less than 100% of the Fair Market Value on the Grant Date.
(iii)
To the extent that the aggregate Fair Market Value of the shares with respect to which Incentive Stock Options under Section 422(b) of the Code are exercisable for the first time by a Participant during any calendar year (under all plans and agreements of the Company Group) exceeds $100,000, the Incentive Stock Options whose value exceeds $100,000 will be treated as Nonstatutory Stock Options. Incentive Stock Options will be considered in the order in which they were granted. For this purpose, the Fair Market Value of the shares subject to an option will be determined as of the grant date of each option.
(iv)
The following rules apply to Incentive Stock Options granted to Participants who own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company:
(1)
the Expiration Date of the Incentive Stock Option may not be after the day prior to the 5th anniversary of the Grant Date; and

(2)
the Exercise Price may not be less than 110% of the Fair Market Value on the Grant Date.

If an Option is designated in the Administrator action that granted it as an Incentive Stock Option but the terms of the Option do not comply with Section 4(e)(i) through 4(e)(iv), then the Option will not qualify as an Incentive Stock Option. All Options granted under the Plan are Nonstatutory Stock Options unless specifically designated as Incentive Stock Options in the Award Agreement pursuant to which such Options are granted.

(f)
Exercise of Option. An Option is exercised when the Company receives: a notice of exercise (in such form as the Administrator may specify from time to time) from the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, despite the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. An Option may not be exercised for a fraction of a Share. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for purchase under the Option, by the number of Shares as to which the Option is exercised.
(g)
Expiration of Options and Stock Appreciation Rights. The Expiration Date of an Option or a Stock Appreciation Right will be set forth in the Award Agreement. Subject to Section 4(e)(iv)(1), the Expiration Date of an Option will be the day prior to the 10th anniversary of the Grant Date or any earlier date provided in the Award Agreement. An Option or Stock Appreciation Right may expire before its expiration date under Sections 13 or 16(e) or under the Award Agreement.
(h)
Tandem Awards. Stock Appreciation Rights may be granted under the Plan to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under this Section 4.
(i)
No Dividends or Dividend Equivalents. No grant of Options or Stock Appreciation Rights may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except as provided under Section 12(a)).
(j)
Automatic Exercise. To the extent set forth in the applicable Award Agreement, if, as of the last day of the term of an Option, the Fair Market Value of one Share exceeds the per Share exercise or strike price applicable to such Option and such Option has not previously been exercised as to all of the Shares subject thereto, then the Option shall be automatically deemed to have been exercised by the Participant on such date (the “Automatic Exercise Date”), which such automatic exercise shall be made on a “net exercise” basis to cover the applicable exercise or strike price applicable to such Option and any applicable tax withholding obligations; provided that, to the extent determined by the Committee and set forth in the applicable Award Agreement, this Section 4(j) shall not apply to any Option held by a Participant who has incurred a termination of service on or before the Automatic Exercise Date.
(k)
Tolling of Expiration. Subject to Section 409A of the Code, if exercising an Option or Stock Appreciation Right prior to its expiration is not permitted because of Applicable Laws, other than the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted, the Option or Stock Appreciation Right will remain exercisable until 30 days after the first date on which exercise would no longer be prevented by such provisions. If this would result in the Option or Stock Appreciation

Right remaining exercisable past its Expiration Date, then, subject to Section 409A of the Code, it will remain exercisable only until the end of the later of (x) the first day on which its exercise would not be prevented by Section 20(a) and (y) its Expiration Date.
5.
Restricted Stock.
(a)
Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator determines. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held in escrow until the end of the Period of Restriction applicable to such Shares. All grants of Restricted Stock and interpretative decisions about Restricted Stock may only be made by the Administrator.
(b)
Restrictions:
(i)
Except as provided in this Section 5 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated until the end of the Period of Restriction applicable to such Shares.
(ii)
During the Period of Restriction, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(iii)
Except as otherwise provided in this Section 5 or an Award Agreement, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan will be released from escrow when practicable after the last day of the applicable Period of Restriction.
(iv)
During the Period of Restriction, Participants holding Shares of Restricted Stock will not be entitled to receive dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If the Administrator provides that dividends and distributions will be received and any such dividends or distributions are paid in cash they will be subject to the same provisions regarding forfeitability as the Shares of Restricted Stock with respect to which they were paid and if such dividend or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid and, unless the Administrator determines otherwise, the Company will hold such Shares until the restrictions on the Shares of Restricted Stock with respect to which they were paid have lapsed.
(v)
The Administrator may impose, prior to grant, or remove any restrictions on Shares of Restricted Stock.
(vi)
The Administrator may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, such Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.
6.
Restricted Stock Units.
(a)
Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the terms, conditions and restrictions related to the grant, including the number of Restricted Stock Units, the vesting schedule and the delivery schedule (which may include deferred delivery later than the vesting date).

(b)
Vesting Criteria and Other Terms. The Administrator will set vesting criteria that, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (that may include continued employment or service) or any other basis determined by the Administrator in its sole discretion.
(c)
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will have earned the Restricted Stock Units and will be paid as determined in Section 6(d). The Administrator may reduce or waive any criteria that must be met to earn the Restricted Stock Units.
(d)
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made when practicable after the date set forth in the Award Agreement and determined by the Administrator. The Administrator may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e)
Rights to Shares. A Restricted Stock Unit shall not convey to a Participant the rights and privileges of a shareholder with respect to the Shares subject to such Restricted Stock Unit, such as the right to vote or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such Restricted Stock Unit.
7.
Performance Awards.
(a)
General. Performance Awards may be denominated as a cash amount, number of Shares or units or a combination thereof and are Awards that may be earned upon achievement or satisfaction of performance conditions specified by the Administrator. In addition, the Administrator may specify that any other Award shall constitute a Performance Award by conditioning the grant to a Participant or the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Administrator. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Administrator.
(b)
Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the Performance Period and the material terms of the Award.
(c)
Performance Goals. The Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis, with respect to one or more business units, divisions, Subsidiaries or business segments, or on an individual basis. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable such that it does not provide any undue enrichment or harm. Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Administrator shall have the power to impose such other restrictions on Awards subject to this Section 7(c) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations. The Administrator may designate any business criteria on which the performance criteria may be based or adjust, modify or amend the performance criteria applicable to any

Award, including to take into account actions approved by the Board or a committee thereof that affect the achievement of the original performance criteria. Performance criteria may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.
(d)
Settlement. Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined in the discretion of the Administrator. Settlement of earned Performance Awards will be made when practicable after the end of the applicable Performance Period or the satisfaction of other applicable vesting criteria. The Administrator may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.
8.
Other Cash-Based Awards and Other Stock-Based Awards.
(a)
General. The Administrator is authorized, subject to limitations under Applicable Laws, to grant Other Cash-Based Awards (either independently or as an element of or supplement to any other Award under the Plan) and Other Stock-Based Awards. Other Stock-Based Awards may include, without limitation, Awards issued pursuant to any “matching program” adopted by the Company in connection with any employee stock purchase plan or program maintained by the Company from time to time. The Administrator shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Administrator shall determine; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.
9.
Outside Director Limitations.
(a)
General. No Outside Director may be granted, in any fiscal year of the Company, Awards with a grant date fair value (determined under U.S. generally accepted accounting principles) of more than $1,000,000. Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purpose of this limitation.
10.
Leaves of Absence/Transfer Between Locations/Change of Status.
(a)
General. Unless otherwise provided by the Administrator, a Participant will not cease to be an Employee in the case of any leave of absence approved by the Company or other member of the Company Group employing such Employee or any transfer between locations of the Company or members of the Company Group.
(b)
Vesting. Unless a leave policy approved by the Administrator provides otherwise or it is otherwise determined by the Administrator or required by Applicable Laws, vesting of Awards granted under the Plan will continue only for Participants on an approved leave of absence, subject to any terms and conditions determined by the Administrator from time to time.
(c)
Incentive Stock Option Status. If a Participant’s leave of absence approved by the Company or other member of the Company Group employing such Employee exceeds three months and reemployment upon expiration of such leave is not guaranteed by statute or contract, then three months following the first day of such leave the Participant will no longer be an Employee for Incentive Stock Option purposes. If reemployment upon expiration of such leave of absence is not guaranteed by statute or contract, then six months following the 1st day of such leave any Incentive Stock Option held by the

Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
(d)
Protected Leaves.
(i)
Any leave of absence by a Participant will be subject to any Applicable Laws that apply to leaves of absence.
(ii)
For a Participant on a military leave, if required by Applicable Laws, vesting will continue for the longest period that vesting continues under any other statutory or Company- approved leave of absence. When a Participant returns from military leave (under conditions that would entitle him or her to such protection under the Uniformed Services Employment and Reemployment Rights Act), the Participant will be given vesting credit to the same extent as if the Participant had continued to provide services to the Company or other member of the Company Group, as applicable, through the military leave.
(e)
Changes in Status. If a Participant who is an Employee has a reduction in hours worked, the Administrator may unilaterally:
(i)
make a corresponding reduction in the number of Shares or cash amount subject to any portion of an Award that is scheduled to vest or become payable after the date of such extend leave or reduction in hours; and
(ii)
in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award.

If any such reduction occurs, the Participant will have no right to any portion of the Award that is reduced.

(f)
Determinations. The effect of a Company-approved leave of absence, a transfer, or a Participant’s reduction in hours of employment or service on the vesting of an Award shall be determined, under policies reviewed by the Administrator, by the Company’s senior human resources officer or other Person performing that function or, with respect to Directors or Officers by the Compensation Committee of the Board, and any such determination will be final.
11.
Transferability of Awards.
(a)
General Rule. Unless determined otherwise by the Administrator, or otherwise required by Applicable Laws, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, the Award will be limited by any additional terms and conditions imposed by the Administrator. Any unauthorized transfer of an Award will be void.
(b)
Domestic Relations Orders. If approved by the Administrator, an Award may be transferred under a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b) (2). An Incentive Stock Option may be converted into a Nonstatutory Stock Option as a result of such transfer.
(c)
Limited Transfers for the Benefit of Family Members. The Administrator may permit an Award or Share issued under this Plan to be assigned or transferred subject to the applicable limitations, set forth in the General Instructions to Form S-8 Registration Statement under the Securities Act, if applicable, and any other Applicable Laws.

(d)
Permitted Transferees. Any individual or entity to whom an Award is transferred will be subject to all of the terms and conditions applicable to the Participant who transferred the Award, including the terms and conditions in this Plan and the Award Agreement. If an Award is unvested then the service of the Participant will continue to determine whether the Award will vest and any Expiration Date.
(e)
Beneficiaries. A Participant may designate a beneficiary or change a previous beneficiary designation only at such times as prescribed by the Administrator, in its sole discretion, and only by using forms and following procedures approved or accepted by the Administrator for that purpose.
12.
Adjustments; Dissolution or Liquidation.
(a)
Adjustments. If any extraordinary dividend or other extraordinary distribution (whether in cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire securities of the Company, other change in the corporate structure of the Company affecting the Shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the Shares occurs (including, without limitation, a Change in Control), the Administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Plan, will adjust the number and class of shares (including the identity of the issuer) that may be delivered under the Plan and/or the number, class (including the identity of the issuer), and price of shares covered by each outstanding Award, and the numerical Share limits in Section 2 in such a manner as it deems equitable. Notwithstanding the foregoing, the conversion of any convertible securities of the Company and ordinary course repurchases of shares or other securities of the Company will not be treated as an event that will require adjustment.
(b)
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant when practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
13.
Change in Control.
(a)
Treatment of Outstanding Awards Upon a Change in Control. In the event of a Change in Control, the Administrator may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to any outstanding Award (except as otherwise provided in the applicable Service Agreement or Award Agreement and subject to Section 13(d) below), which need not be uniform with respect to all Participants and/or Awards:
(i)
continuation or assumption of such Award by the Company (if it is the surviving corporation) or by the successor or surviving entity or its Parent;
(ii)
substitution or replacement of such Award by the successor or surviving entity or its Parent with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a Parent or Subsidiary thereof), with substantially the same terms and value as such Award (including any applicable performance targets or criteria with respect thereto);
(iii)
acceleration of the vesting of such Award and the lapse of any restrictions thereon and, in the case of an Option or SAR Award, acceleration of the right to exercise such Award during a specified period (and the termination of such Option or SAR

Award without payment of any consideration therefor to the extent such Award is not timely exercised), in each case, either:
(1)
if such Award is assumed, continued or substituted by the Company (if it is the surviving corporation) or by the successor or surviving entity or its Parent in accordance with clauses (i) or (ii) above, in the event a Participant incurs an involuntary termination of service by the Company (or the successor or surviving entity or its Parent), including as determined by the Administrator in its discretion or set forth in an Award Agreement, upon a termination of the Participant’s employment or service by the Company (or a successor corporation or its Parent) without Cause, or, solely to the extent set forth in an applicable Service Agreement or Award Agreement or otherwise determined by the EIP Administrator in its discretion, by the Participant for “good reason” and/or due to a Participant’s death or “disability” (as such terms may be defined in the applicable Award Agreement and/or a Participant’s Service Agreement, as the case may be), in each case on or within a specified period determined by the Administrator or set forth in an Award Agreement (but not to exceed 24 months following the Change in Control); or
(2)
if such Award is not assumed, continued or substituted in accordance with clauses (i) or (ii) above, immediately upon the occurrence of the Change in Control;
(iv)
in the case of a Performance Award, determination of the level of attainment of the applicable performance condition(s), which shall be at the greater of (x) the actual level of performance through the date of the Change in Control (to the extent determinable) and (y) target performance (100%), unless otherwise determined by the Administrator or as set forth in the applicable Award Agreement; and
(v)
cancellation of such Award at the time of the Change in Control in consideration of a payment to the Participant of cash, securities, rights and/or other property or a combination thereof, as determined by the Administrator in its sole discretion, that is at least equal to the value of the consideration that would be received in such Change in Control by the holders of the Company’s securities in respect of the Shares underlying such Awards (or, in the case of Options or Stock Appreciation Rights, the excess, if any, of the price or implied price per Share in the Change in Control over the Exercise Price of such Option or Stock Appreciation Right, multiplied by the number of Shares covered by such Award); provided that in the case of an Option or Stock Appreciation Right, such payment shall be limited as necessary to prevent the Option or Stock Appreciation Right from being subject to tax under Section 409A of the Code. Such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided that the timing of such payment shall comply with Section 409A of the Code.
(b)
Termination of Underwater Options and SARs. For the avoidance of doubt, in the event of a Change in Control, the Administrator may, in its sole discretion, terminate any Option or Stock Appreciation Right for which the Exercise Price equals or exceeds the per Share value of the consideration to be paid in the Change in Control transaction, without payment of consideration therefor.
(c)
Administrator Authority to Modify Outstanding Awards. Without limiting the generality of the foregoing, the Administrator will have the authority to modify Awards in connection with a Change in Control:

(i)
in a manner that causes them to lose their tax-preferred status;
(ii)
to terminate any right a Participant has to exercise an Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), so that following the closing of the transaction the Option may only be exercised to the extent it is vested;
(iii)
to suspend a Participant’s right to exercise an Option during a limited period of time preceding and/or following the closing of the transaction without Participant consent if such suspension is administratively necessary or advisable to permit the closing of the transaction; and
(iv)
to reduce of the Exercise Price subject to the Award in a manner that is disproportionate to the increase in the number of Shares subject to the Award, as long as the amount that would be received upon exercise of the Award immediately before and immediately following the closing of the transaction is equivalent and the adjustment complies with Treasury Regulation Section 1.409A-1(b)(v)(D).
(d)
Service Agreements. Notwithstanding anything to the contrary in the Plan or any Award Agreement, the terms and conditions set forth in the Participant’s Service Agreement (if any) regarding the treatment of any Awards granted under the Plan upon a termination of status as a Service Provider or in connection with a Change in Control shall apply in lieu of the terms set forth herein or in an Award Agreement to the extent such terms in the applicable Service Agreement are more favorable to the Participant than those set forth in the Plan and the Award Agreement with respect to such Awards, in each case unless the terms of an Award Agreement expressly provide that such Award Agreement supersedes the Participant’s Service Agreement with respect to the applicable Award governed thereby.
(e)
Outside Director Awards. Notwithstanding Section 13(a), with respect to Awards granted to an Outside Director, as of immediately preceding the Change in Control, each Outside Director will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares not otherwise vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be treated as achieved at the greater of (x) the actual level of performance through the date of the Change in Control (to the extent determinable) and (y) target performance (100%), unless otherwise determined by the Administrator or as set forth in the applicable Award Agreement and all other terms and conditions deemed met.
14.
Tax Matters.
(a)
Withholding Requirements. Prior to the delivery of any Shares or cash under an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any taxes (including the Participant’s social tax obligations) required to be withheld with respect to such Award (or exercise thereof).
(b)
Withholding Arrangements. The Administrator, in its sole discretion and under such procedures as it may specify from time to time, may permit or may require a Participant to satisfy such tax withholding obligations, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash (including cash from the sale of Shares issued to Participant) or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld or a greater amount to the extent such withholding would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10, (iii)

delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iv) requiring the Participant to engage in a cashless exercise transaction (whether through a broker or otherwise) implemented by the Company in connection with the Plan. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date the taxes must be withheld.
15.
Section 409A of the Code.
(a)
General. With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of noncompliance with Section 409A of the Code.
16.
Other Terms.
(a)
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right regarding continuing the Participant’s relationship as a Service Provider with the Company or member of the Company Group, nor will they interfere with the Participant’s right, or the Participant’s employer’s right, to terminate such relationship with or without cause, to the extent permitted by Applicable Laws.
(b)
No Claim to Awards. No Employee, Consultant, Director, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.
(c)
Benefit Entitlements. No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

(d)
Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
(e)
Forfeiture Events.
(i)
All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) granted under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws, including, without limitation, the Block, Inc. Financial Restatement Clawback Policy (as may be amended from time to time). In addition, all Awards granted under the Plan will be subject to any additional clawback policies that the Company maintains, including, without limitation, the Block, Inc. Clawback Policy and the Block, Inc. Severance Clawback Policy (each as may be amended from time to time). In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 16(e) is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will give a Participant the right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
(ii)
The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any act by a Participant, whether before or after such Participant’s Termination of Status Date, which would constitute cause for termination of such Participant’s status as a Service Provider.
(iii)
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under securities laws, any Participant who (i) knowingly or through gross negligence engaged in the misconduct or who knowingly or through gross negligence failed to prevent the misconduct or (ii) is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 must reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.
(f)
Evidence of Awards. Any Award may be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration.
(g)
Consideration. Awards shall be granted for such cash or other consideration, if any, as the Administrator determines; provided that in no event shall Awards be issued for less than such minimal consideration as may be required by Applicable Laws.

(h)
Form of Payment. Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Administrator in its discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Administrator. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.
(i)
Award Certificates. All certificates, if any, for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise or settlement thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(j)
Restrictive Covenants. The Administrator may impose restrictions on any Award with respect to non-competition, non-solicitation, confidentiality and other restrictive covenants, or requirements to comply with minimum share ownership requirements, as it deems necessary or appropriate in its sole discretion, which such restrictions may be set forth in any applicable Award Agreement or otherwise.
(k)
Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(l)
No Fiduciary Relationships. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(m)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(n)
Non-U.S. Participants. Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Administrator, be necessary or desirable to recognize differences in local law, tax policy or custom. The Administrator also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
17.
Term of Plan.

(a)
General. Subject to Section 21, the Plan will become effective on the Effective Date. It will continue in effect until the earliest of occur of (a) tenth anniversary of the Effective Date, (b) the maximum number of Shares available for issuance under the Plan have been issued or (c) the Plan is terminated in accordance with Section 18. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Administrator to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board or the Compensation Committee of the Board to amend the Plan, shall extend beyond such date.
18.
Amendment and Termination of the Plan.
(a)
Amendment and Termination. The Board or Compensation Committee of the Board may amend, alter, suspend or terminate the Plan.
(b)
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.
(c)
Consent of Participants Generally Required. Subject to Section 18(d), no amendment, alteration, suspension or termination of the Plan or an Award will materially impair the rights of any Participant without a signed, written agreement between the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it regarding Awards granted under the Plan prior to such termination.
(d)
Exceptions to Consent Requirement.
(i)
A Participant’s rights will not be deemed to have been impaired by any amendment, alteration, suspension or termination if the Administrator, in its sole discretion, determines that the amendment, alteration, suspension or termination does not materially impair the Participant’s rights; and
(ii)
Subject to any limitations of Applicable Laws, the Administrator may amend the terms of any one or more Awards without the affected Participant’s consent even if it does materially impair the Participant’s right if such amendment is done:
(1)
in a manner permitted under the Plan,
(2)
to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code,
(3)
to change the terms of an Incentive Stock Option, if such change results in impairment of the Award only because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code,
(4)
to clarify the manner of exemption from Section 409A of the Code or compliance with any requirements necessary to avoid the imposition of additional tax under Section 409A(a)(1)(B) of the Code, or
(5)
to comply with other Applicable Laws.
19.
Prohibition on Repricing.
(a)
General. Except as provided in Section 2(d), the Administrator may not, without shareholder approval, seek to effect any repricing of any previously granted “underwater” Option, Stock Appreciation Right or similar Award (including, without limitation, through an Exchange Program) by: amending or modifying the terms of the Option, Stock Appreciation Right or similar Award to lower the exercise price; canceling the underwater Option, Stock Appreciation Right or similar Award and granting either replacement Options, Stock Appreciation Rights or similar Awards having a lower exercise price or Restricted Shares, RSUs, Performance Awards or Other Share-Based Awards in exchange; or canceling or repurchasing the underwater Options, Stock Appreciation Rights or similar Awards for cash or other securities. An Option, Stock Appreciation Right or similar Award will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.
20.
Conditions Upon Issuance of Shares.
(a)
Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws will relieve the Company of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.
(b)
Investment Representations. As a condition to the exercise of an Award, the Company may require the Person exercising such Award to represent and warrant during any such exercise that the Shares are being purchased only for investment and with no present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
(c)
Failure to Accept Award. If a Participant has not accepted an Award or has not taken all administrative and other steps (e.g., setting up an account with a broker designated by the Company) necessary for the Company to issue Shares upon the vesting, exercise or settlement of the Award prior to the first date the Shares subject such Award are scheduled to vest, then the Award will be canceled on such date and the Shares subject to such Award immediately will revert to the Plan for no additional consideration unless otherwise provided by the Administrator.
21.
Stockholder Approval.
(a)
General. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
22.
Stockholder Rights.
(a)
General. An Award shall not convey to a Participant the rights and privileges of a shareholder with respect to the Share subject to such Award, such as the right to vote (except as relates to Restricted Stock) or the right to receive dividends, unless and until and to the extent a Share is issued to such Participant to settle such Award. The Administrator, in its sole discretion, may provide that an Award of Restricted Stock Units or Restricted Stock shall convey the right to receive dividend equivalents on the Shares subject to such Award with respect to any dividends declared during the period that such Award is outstanding, which such dividend equivalents shall be paid at such times and subject to such terms and conditions as determined by the Administrator in its discretion.
23.
Data Protection.
(a)
General. In connection with the Plan, the Company may need to process personal data provided by the Participant to the Company or its affiliates, third-party service providers or others acting on the Company’s behalf. Examples of such personal data may include, without limitation, the Participant’s name, account information, social security number, tax number and contact information. The Company may process such personal data in its legitimate business interests for all purposes relating to the operation and performance of the Plan, including but not limited to:
(i)
administering and maintaining Participant records;
(ii)
providing the services described in the Plan;
(iii)
providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which such Participant works; and
(iv)
responding to public authorities, court orders and legal investigations, as applicable.
(b)
Permitted Transferees. The Company may share the Participant’s personal data with affiliates, trustees of any employee benefit trust, registrars, brokers, third-party administrators of the Plan, third party service providers acting on the Company’s behalf to provide the services described above or regulators and others, as required by law. If necessary, the Company may transfer the Participant’s personal data to any of the parties mentioned above in a country or territory that may not provide the same protection for the information as the Participant’s home country. Any transfer of the Participant’s personal data to recipients in a third country will be made subject to appropriate safeguards or applicable derogations provided for under Applicable Laws.
(c)
Retention of Data. The Company will keep personal data collected in connection with the Plan for as long as necessary to operate the Plan or as necessary to comply with any legal or regulatory requirements.
(d)
Employee Privacy Notice. Further information on those safeguards or derogations can be obtained through the contact set forth in the Employee Privacy Notice (the “Employee Privacy Notice”) that previously has been provided by the Company or its applicable Affiliate to the Participant. The terms set forth in this Section 23 are supplementary to the terms set forth in the Employee Privacy Notice (which, among other things, further describes the rights of the Participant with respect to the Participant’s personal data); provided that, in the event of any conflict between the terms of this Section 23 and the terms of the Employee Privacy Notice, the terms of this Section 3 shall govern and control in relation to the Plan and any personal data of the Participant to the extent collected in connection therewith.
(e)
Rights of Participants. A Participant has a right to request access to and rectification or erasure of the personal data provided, request the restriction of the processing of his or her personal data, object to the processing of his or her personal data, receive the personal data provided to the Company and transmit such data to another party and lodge a complaint with a supervisory authority.
24.
Choice of Law; Choice of Forum.
(a)
General. The Plan, all Awards and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s acceptance of an Award is his or her consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.

25.
Definitions.

The following definitions are used in this Plan:

(a)
“Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and, only to the extent applicable with respect to an Award or Awards, the tax, securities or exchange control laws of any jurisdictions other than the United States where Awards are, or will be, granted under the Plan. Reference to a section of an Applicable Law or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(b)
“Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company.
(c)
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Other Cash- Based Awards or Other Stock-Based Awards.
(d)
“Award Agreement” means the written or electronic agreement setting forth the terms applicable to an Award granted under the Plan. The Award Agreement is subject to the terms of the Plan.
(e)
“Board” means the Board of Directors of the Company.
(f)
“Cause” is as defined in the Participant’s Service Agreement, if any, or if not so defined, means the Participant’s:
(i)
willful and continued failure to perform or gross negligence in the performance of Participant’s job responsibilities;
(ii)
conviction of or pleading guilty or nolo contendere to any crime that involves dishonesty;
(iii)
unauthorized use or disclosure of any proprietary information or trade secrets of any Company Group member or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company Group except as required by law;
(iv)
conflict of interest that causes harm or cost to the Company Group;
(v)
violation of any Company policy, including but not limited to those prohibiting sexual harassment, unlawful discrimination, dishonesty or workplace violence, or any material breach of any written agreement with any Company Group member;
(vi)
actions or behavior that is reasonably likely to cause serious harm to the reputation of the Company;
(vii)
willful and continued failure to perform or gross negligence in the performance of job responsibilities; or
(viii)
job abandonment.
(g)
“Change in Control” means the occurrence of any of the following events:

(i)
A change in the ownership of the Company which occurs on the date that any Person acquires ownership of the stock of the Company that, with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided that for this subsection, the acquisition of additional stock by any one Person, who prior to such acquisition is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company, such event shall not be considered a Change in Control under this Section 25(f)(i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more Subsidiary corporations or other business entities; or
(ii)
A change in the effective control of the Company which occurs on the date a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the appointment or election. For this Section 25(f)(ii), if any Person is in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)
A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross Fair Market Value equal to or more than 50% of the total gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided that for this Section 25(f)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets:
(1)
a transfer to an entity controlled by the Company’s stockholders immediately after the transfer, or
(2)
a transfer of assets by the Company to:
(A)
a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock,
(B)
an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company,
(C)
a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or
(D)
an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsections 25(f)(i) through 25(f)(iii).

For this definition, gross Fair Market Value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For this definition, Persons will be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

A transaction will not be a Change in Control:

(iv)
with respect to any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation” (as defined in Section 409A of the Code), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A of the Code); or
(v)
if its sole purpose is to (1) change the state of the Company’s incorporation, or (2) create a holding company owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.
(h)
“Code” means the Internal Revenue Code of 1986. Reference to a section of the Code or regulation related to that section shall include such section or regulation, any valid regulation issued under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(i)
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board.
(j)
“Common Stock” means the Class A common stock of the Company.
(k)
“Company” means Block, Inc., a Delaware corporation, or any of its successors.
(l)
“Company Group” means the Company, any Parent or Subsidiary of the Company, and any entity that, from time to time and at the time of any determination, directly or indirectly, is in control of, is controlled by or is under common control with the Company.
(m)
“Consultant” means any natural Person engaged by a member of the Company Group to render bona fide services to such entity or who has accepted an offer of service or consultancy from the Company or any Subsidiary; provided the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly promote or maintain a market for the Company’s securities. A Consultant must be a Person to whom the issuance of Shares registered on Form S-8 under the Securities Act is permitted.
(n)
“Director” means a member of the Board.
(o)
“Effective Date” means the date on which stockholder approval of the Plan is obtained.
(p)
“Employee” means any Person, including Officers and Directors, employed by the Company or any member of the Company Group or any prospective employee or Officer who has accepted an offer of employment from the Company or any Subsidiary, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or Applicable Laws. However, with respect to Incentive Stock Options, an Employee must be employed by the Company or any Parent or Subsidiary of the Company.
(q)
“Exchange Act” means the U.S. Securities Exchange Act of 1934.
(r)
“Exchange Program” means a program under which outstanding Awards are surrendered or canceled in exchange for awards of the same type (which may have higher or lower Exercise Prices and different terms), awards of a different type and/or cash, Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other Person or entity selected by the Administrator, and/or the Exercise Price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion, subject to the terms of the Plan (including Section 19 hereof).
(s)
“Expiration Date” means the last possible day on which an Option or Stock Appreciation Right may be exercised. Any exercise must be completed by midnight California Time between the Expiration Date and the following date.
(t)
“Fair Market Value” means, as of any date, the value of a Share, determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the Fair Market Value will be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by such source as the Administrator determines to be reliable;
(ii)
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, on the last Trading Day such bids and asks were reported), as reported by such source as the Administrator determines to be reliable;
(iii)
Absent an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend, holiday or other non-Trading Day, the Fair Market Value will be the price as determined under subsections (i) or (ii) above on the immediately preceding Trading Day, unless otherwise determined by the Administrator. In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the Exercise Price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(u)
“Incentive Stock Option” means an Option that is intended to qualify and does qualify as an incentive stock option within the meaning of Section 422 of the Code.
(v)
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(w)
“Officer” means a Person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(x)
“Option” means a stock option to acquire Shares granted under Section 4.
(y)
“Other Cash-Based Award” means an Award granted pursuant to Section 8, including cash awarded as a bonus or upon the attainment of specified performance criteria, as a result of an employee choice or election program or otherwise as permitted under the Plan.
(z)
“Other Stock-Based Award” means an Award granted pursuant to Section 8 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon the attainment of specified performance criteria or otherwise as permitted under the Plan.
(aa)
“Outside Director” means a Director who is not an Employee.
(bb)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(cc)
“Participant” means the holder of an outstanding Award.
(dd)
“Performance Awards” means an Award granted pursuant to Section 7.
(ee)
“Performance Period” means the period established by the Administrator with respect to any Performance Award during which the performance goals specified by the Administrator with respect to such Award are to be measured.
(ff)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions, and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(gg)
“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
(hh)
“Plan” means this 2025 Equity Incentive Plan, as may be amended from time to time.
(ii)
“Restricted Stock” means Shares issued under an Award granted under Section 5 or issued as a result of the early exercise of an Option.
(jj)
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value, granted under Section 6. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(kk)
“Securities Act” means the Securities Act of 1933, as amended.
(ll)
“Service Agreement” means any employment, severance, consulting or similar agreement between any Company Group member and a Participant.
(mm)
“Service Provider” means an Employee, Director or Consultant.
(nn)
“Share” means a share of Common Stock.
(oo)
“Stock Appreciation Right” means an Award granted (alone or in connection with an Option) under Section 4.
(pp)
“Subsidiary” means a “subsidiary corporation” as defined in Section 424(f) of the Code.
(qq)
“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.
(rr)
“Trading Day” means a day on which the applicable stock exchange or national market system is open for trading.

APPENDIX B BLOCK, INC. AMENDED AND RESTATED 2015 EMPLOYEE STOCK PURCHASE PLAN

BLOCK, INC.

AMENDED AND RESTATED
2015 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The Block Inc. 2015 Employee Stock Purchase Plan was originally established effective as of November 17, 2015 (the “Original Effective Date”). Effective as of the Amendment Effective Date, the Board has adopted this amendment and restatement of the Block Inc. 2015 Employee Stock Purchase Plan on the terms and conditions set forth herein (as amended from time to time, the “Plan”). The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a component intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The provisions of the 423 Component will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. An option granted under the Non-423 Component will be granted under rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company. Except as otherwise provided in the Plan, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2. Definitions.

(a) “Administrator” means the Board or any Committee.

(b) “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c) “Amendment Effective Date” means the date this amendment and restatement is approved by the Company’s stockholders.

(d) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable law of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company, which occurs when any one person or more than one person acting as a group (in either case, a “Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided that the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company is not a Change in Control; or

(ii) A change in the effective control of the Company, which occurs when a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided that if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person is not a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets, which occurs when any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided that the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or a transfer of assets by the Company to: a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Persons are considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

A transaction is not a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated under Code Section 409A from time to time.

In addition, a transaction is not a Change in Control if its sole purpose is (i) to change the state of the Company’s incorporation or (ii) to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code will include such section, any U.S. Treasury Regulation promulgated under such section, any other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(h) “Committee” means a committee of the Board that is constituted to comply with Applicable Laws and designated by the Board to administer the Plan.

(i) “Common Stock” means the Class A common stock of the Company.

(j) “Company” means Block, Inc., a Delaware corporation, or any of its successors.

(k) “Company Leave Policy” means the Company’s Stock Award Vesting and ESPP Participation During Company-Approved Leave of Absence Policy, as may be in effect or amended from time to time.

(l) “Compensation” means an Eligible Employee’s base straight time gross earnings and commissions (solely to the extent commissions are an integral recurring part of compensation); provided, however, for the avoidance of doubt, “Compensation” excludes incentive compensation (whether cash or equity), overtime and shift premiums, bonuses, equity compensation and other compensation or benefits (whether paid by the Company, the Employer or a third party), including, but not limited to (1) a leave of absence “top-up” payment (unless Applicable Law requires such top-up payment to be included, in which case, it will be treated as “Compensation”), which is any amount the Company or the Employer pays to an Eligible Employee on account of a Leave of Absence as an employee benefit and (2) payments from external sources, including government agencies or insurance carriers, such as disability insurance payments or paid family leave payments. For this purpose, “Leave of Absence” is any leave of absence approved by the Company or the Employer in which the Eligible Employee does not receive salary continuation through the Company’s or the Employer’s Paid Time Off program. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(m) “Contributions” means (i) the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted under the Plan and (ii) solely to the extent determined by the Administrator in its discretion, contributions by the Company on behalf of a Participant under the Non-423 Component to fund the exercise of options granted under the Plan.

(n) “Contribution Period” means unless the Administrator provides otherwise, the periods between May 1st and April 30th and November 1st and October 31st of each year; each Contribution Period will be made up of two parts: (i) the period from May 1st through October 31st for the Purchase Period commencing on the first Trading Day on or after May 15 and terminating on the last Trading Day on or before November 15 of the same year and (ii) the period from November 1st through April 30th for the Purchase Period commencing on the first Trading Day on or after November 15 and terminating on the last Trading Day on or before May 15 of the following year.

(o) “Designated Company” means any Affiliate or Subsidiary of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however, that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(p) “Director” means a member of the Board.

(q) “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least 20 hours per week and more than 5 months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering or the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. If the period of leave exceeds 3 months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be considered terminated three 3 months and 1 day following the commencement of such leave. The Administrator has the discretion to determine (on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulation Section 1.423-2), prior to an Enrollment Date for all options to be granted on such Enrollment Date, whether the definition of Eligible Employee will or will not include an individual that: (i) has not completed at least 2 years of service since his or her last hire date (or such lesser period of time that the Administrator determines), (ii) customarily works not more than 20 hours per week (or such lesser period of time that the Administrator determines), (iii) customarily works not more than 5 months per calendar year (or such lesser period of time that the Administrator determines),

(iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).

(r) “Employer” means the employer of the applicable Eligible Employee(s).

(s) “Enrollment Date” means the first Trading Day of an Offering Period.

(t) “Enrollment Window” means the period established by the Administrator to allow Eligible Employees to make Contribution elections for participation in the Plan with respect to an Offering Period.

(u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated under such act.

(v) “Exercise Date” means the last Trading Day of a Purchase Period. If an Offering Period is terminated prior to its expiration under Section 20(a), the Administrator has the discretion to determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred on the last Trading Day of the Purchase Period.

(w) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the Fair Market Value will be the closing sales price for a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in any source the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for a share of Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in any source the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(x) “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(y) “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical as long as the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(z) “Offering Periods” means the periods of approximately 12 months during which an option granted under the Plan may be exercised. Offering Periods will commence on the first Trading Day on or after May 15 and November 15 of each year and terminate on the last Trading Day on or before May 15 and November 15 (approximately 12 months later). The duration and timing of Offering Periods may be changed under Sections 4, 19, and 20.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means an Eligible Employee that participates in the Plan.

(cc) “Plan” means this Block, Inc. Amended and Restated 2015 Employee Stock Purchase Plan, as may be amended and restated from time to time.

(dd) “Purchase Periods” means the periods in an Offering Period during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan. Unless the Administrator provides otherwise, Purchase Periods for all Offering Periods will commence on the first Trading Day on or after May 15 and November 15 and terminate on the last Trading Day on or before November 15 of the same year and May 15 of the following year, respectively.

(ee) “Purchase Price” means an amount equal to 85% of the Fair Market Value on the Enrollment Date or on the Exercise Date, whichever is lower. The Administrator may set a different Purchase Price for subsequent Offering Periods subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or under Section 20.

(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(gg) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(hh) “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific U.S. Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, any other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

3. Eligibility.

(a) Any individual who is an Eligible Employee as of the last day of the Enrollment Window that ends before a given Enrollment Date and through the Enrollment Date will be eligible to participate in the Plan with respect to the Offering Period that begins on that Enrollment Date, subject to the requirements of Section 5.

(b) Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employees is not advisable or practicable.

(c) No Eligible Employee will be granted an option under the Plan to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee under Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Code Section 423 and the regulations under Code Section 423.

4. Offering Periods. The Plan will be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 15 and November 15 each year or on such other date as the Administrator determines. The Administrator has the power to change the duration of Offering Periods (including the commencement dates of such Offering Periods) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected, but no Offering Period may last more than 27 months.

5. Participation. An Eligible Employee may participate in the Plan under Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to the end of the applicable Enrollment Window.

6. Contributions.

(a) When a Participant enrolls in the Plan under Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the applicable Contribution Period in an amount not exceeding 25% of the Compensation that the Participant receives on the pay day. The Administrator has the discretion to permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check, or other means set forth in the subscription agreement or other electronic or other enrollment procedure determined by the Administrator, as applicable, prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement or the terms of a Participant’s electronic enrollment or enrollment through other procedures determined by the Administrator, as applicable, will remain in effect for successive Offering Periods unless terminated as provided in Section 10.

(b) If Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day on or after the beginning of the applicable Contribution Period and will end on the last pay day on or prior to the end of such Contribution Period, unless sooner terminated by the Participant under Section 10 or unless determined otherwise by the

Administrator prior to the commencement of the applicable Contribution Period. Unless determined otherwise prior to the commencement of the applicable Contribution Period, Contributions made in the form of payroll deductions credited to the first Purchase Period of an Offering Period (the “then-current Offering Period”) will begin with the first pay day during the Contribution Period and end with the last pay day on or prior to the start of the Contribution Period for the next Offering Period, and the remaining Contributions in the form of payroll deductions during the Contribution Period for the then-current Offering Period will be applied to the second Purchase Period of the then- current Offering Period.

(c) All of a Participant’s Contributions will be credited to his or her account under the Plan, and Contributions will be made in whole percentages of his or her Compensation only. The Participant may not make any additional payments into such account.

(d) A Participant may discontinue his or her participation in the Plan as provided under Section 10. Unless otherwise determined by the Administrator, during a Purchase Period, a Participant may not increase the rate of his or her Contributions, but he or she may (i) make a one-time decrease in the rate of his or her Contributions and/or (ii) stop making Contributions. Any such decrease or discontinuation during a Purchase Period or any change to the Participant’s rate of Contributions for future Purchase Periods requires the Participant to (i)

properly complete and submit to the Company’s stock administration office (or its designee) a new subscription agreement or following the applicable electronic or other enrollment procedures determined by the Administrator authorizing the change in Contribution rate in the form provided by the Administrator for such purpose or (ii) follow an electronic or other procedure prescribed by the Administrator, in each case on or before a date determined by the Administrator prior to the applicable Exercise Date or Enrollment Date, respectively. If the Participant has not followed such procedures to change the rate of Contributions or stop making Contributions, he or she will continue to make Contributions at the originally elected rate throughout the Purchase Period and future Offering Periods and Purchase Periods (unless the Participant’s participation is terminated as provided in Sections 10 or 11). The Administrator has the discretion to amend the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period or Purchase Period and may establish other conditions or limitations as it deems appropriate for Plan administration. Any change in Contribution rate or discontinuation of Contributions made under this Section 6(d) will be effective on a date selected by the Administrator (in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii)) that is as soon as administratively feasible following the date on which the change is made by the Participant, but in no event later than the first full payroll period following 5 business days after the date on which the change is made by the Participant. If a Participant stops making Contributions under this Section 6(d), he or she will be withdrawn from the Plan immediately after the exercise of his or her option on the applicable Exercise Date.

(e) To the extent necessary to comply with Section 423(b)(8) of the Code, a Participant’s Contributions may be decreased to zero percent at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code, Contributions will recommence at the rate the Participant’s most recent elected rate effective as of the beginning of the first pay day occurring on or after the beginning of the Contribution Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) The Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if payroll deductions are not permitted under applicable local law, the Administrator determines that cash contributions are permissible under Section 423 of the Code, or the Eligible Employees are participating in the Non-423 Component.

(g) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price, up to a maximum of 2,000 shares of Common Stock (subject to any adjustment under Section 19) in each Purchase Period and subject to the limitations in Section 13. The Eligible Employee may accept the grant of such option by electing during an Enrollment Window to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, change the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period or Offering Period. The option will expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, the Participant’s option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from the Participant’s account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account that are not sufficient to purchase a full share will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares under the Plan is exercisable only by the Participant.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period or the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date and continue all Offering Periods then in effect or (y)

provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date and terminate any or all Offering Periods then in effect under Section 20. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period under the preceding sentence even if there is an authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and under rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant has any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10. Withdrawal.

(a) A Participant may withdraw all but not less than all of the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time during a Contribution Period by submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached to the Plan as Exhibit B) or following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her account will be paid to such Participant on the first payroll date on or after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b) A Participant’s withdrawal from an Offering Period will not have any effect on the Participant’s eligibility to participate in any similar plan adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment. Unless otherwise set forth in the Company Leave Policy, upon a Participant’s ceasing to be an Eligible Employee for any reason, the Participant will be withdrawn from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant (or, in the case of the Participant’s death, to the person or persons entitled to receive such Contributions under Section 15), and such Participant’s option will be automatically terminated. A Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code.

12. Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of Common Stock that may be issued under the Plan on or following the Amendment Effective Date will be 34,000,000 shares of Common Stock.

(b) Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant has only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and the Participant’s spouse.

14. Administration. The Administrator has full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Affiliates and Subsidiaries of the Company as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan, and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a), but unless otherwise superseded by the terms of such sub- plan, the provisions of this Plan will govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees who reside solely in the United States. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15. Designation of Beneficiary.

(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the

Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c) All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. The Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16. Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

17. Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants have only the rights of an unsecured creditor with respect to such shares.

18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased, and the remaining cash balance, if any.

19. Adjustments, Dissolution, Liquidation, Merger, or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

20. Amendment or Termination.

(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part of the Plan, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment under Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12) as soon as administratively practicable.

(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, Purchase Periods, or Contribution Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c) Without limiting Section 20(a), in the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan are given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt of such notices or other communications.

22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under such acts, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A, and any ambiguities in the Plan will be interpreted so that the Plan is exempt from Code Section 409A. If the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan or take such other action the Administrator determines is necessary or appropriate, in each case without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1) (B), but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. The Company has no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from Code Section 409A or compliant with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B) is not so exempt or compliant or for any action taken by the Administrator with respect to such option. The Company makes no representation that the option to purchase Common Stock under the Plan complies with any requirements necessary to avoid the imposition of additional tax under Code Section 409A(a)(1)(B).

24. Term of Plan. The Plan became effective on the Original Effective Date and will continue in effect until the twentieth (20th) anniversary of the Amendment Effective Date, unless sooner terminated under Section 20.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Governing Law. The Plan and all determinations made and actions taken under the Plan, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises under this Plan, a Participant’s participation in the Plan is the Participant’s consent to the jurisdiction of the State of Delaware, and agreement that any such litigation will be conducted in Delaware Court of Chancery, or the federal courts for the United States for the District of Delaware, and no other courts, regardless of where a Participant’s services are performed.

27. No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or an Affiliate or Subsidiary of the Company, as applicable. Further, the Company or an Affiliate or Subsidiary of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29. Recoupment. All options granted or Shares of Common Stock of delivered under the Plan (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any option or upon the receipt or resale of any Shares underlying such option) granted under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws, including, without limitation, the Block, Inc. Financial Restatement Clawback Policy (as may be amended from time to time).

30. Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

31. Automatic Transfer to Low Price Offering Period. To the extent permitted by Applicable Laws, if the Fair Market Value on any Exercise Date in an Offering Period is lower than the Fair Market Value on the Enrollment Date of such Offering Period, then all Participants in such Offering Period automatically will be withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day of such following Offering Period.

32. Data Protection.

(a) In connection with the Plan, the Company may need to process personal data provided by the Participant to the Company or its Affiliates, third party service providers or others acting on the Company’s behalf. Examples of such personal data may include, without limitation, the Participant’s name, account information, social security number, tax number and contact information. The Company may process such personal data in its legitimate business interests for all purposes relating to the operation and performance of the Plan, including but not limited to:

(i) administering and maintaining Participant records;

(ii) providing the services described in the Plan;

(iii) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which such Participant works; and

(iv) responding to public authorities, court orders and legal investigations, as applicable.

(b) The Company may share the Participant’s personal data with Affiliates, trustees of any employee benefit trust, registrars, brokers, third party administrators of the Plan, third party service providers acting on the Company’s behalf to provide the services described above or regulators and others, in order to comply with a legal obligation.

(c) The Company will keep personal data collected in connection with the Plan for as long as necessary to operate the Plan, as necessary to comply with any legal or regulatory requirements, or as otherwise dictated by the Company’s Data Retention Standard.

(d) If necessary, the Company may transfer the Participant’s personal data to any of the parties mentioned above in a country or territory that may not provide the same protection for the information as the Participant’s home country. Any transfer of the Participant’s personal data to recipients in a third country will be made subject to appropriate safeguards or applicable derogations provided for under Applicable Law.

(e) Further information on those safeguards or derogations can be obtained through the contact set forth in the Block Employee Privacy Notice (the “Employee Privacy Notice”) that previously has been provided by the Company or its applicable Affiliate to the Participant. The terms set forth in this are supplementary to the terms set forth in the Employee Privacy Notice (which, among other things, further describes the rights of the Participant with respect to the Participant’s personal data); provided that, in the event of any conflict between the terms of this and the terms of the Employee Privacy Notice, the terms of this shall govern and control in relation to the Plan and any personal data of the Participant to the extent collected in connection therewith.

(f) A Participant has a right to (i) request access to and rectification or erasure of the personal data provided, (ii) request the restriction of the processing of his or her personal data, (iii) object to the processing of his or her personal data, (iv) receive the personal data provided to the Company and transmit such data to another party, and (v) to lodge a complaint with a supervisory authority.

SCAN TO VIEW MATERIALS & VOTE Block BLOCK, INC. 1955 BROADWAY, SUITE 600 OAKLAND, CA 94612 VOTE BY INTERNET Prior to The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. U.S. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/XYZ2025 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. U.S. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V68292-P24847 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLOCK, INC. The Board of Directors recommends you vote FOR ALL of the following Class I nominees: FOR ALL WITHHOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line below. 1. TO ELECT THREE CLASS I DIRECTORS TO SERVE UNTIL OUR 2028 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. NOMINEES: 01) JACK DORSEY 02) PAUL DEIGHTON 03) NEHA NARULA ☐ ☐ ☐ The Board of Directors recommends you vote FOR each of the following proposals: FOR AGAINST ABSTAIN 2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. ☐ ☐ ☐ 3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025. 4. TO APPROVE THE BLOCK, INC. 2025 EQUITY INCENTIVE PLAN. ☐ ☐ ☐ 5. TO APPROVE THE BLOCK, INC. AMENDED AND RESTATED 2015 EMPLOYEE STOCK PURCHASE PLAN. ☐ ☐ ☐ NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. PLEASE SIGN WITHIN BOX. Signature Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com. V68293-P24847 BLOCK, INC. 2025 Annual Meeting of Stockholders June 17, 2025 12:00 PM U.S. Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Jack Dorsey, Amrita Ahuja and Chrysty Esperanza, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BLOCK, INC. that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held at 12:00 PM U.S. Pacific Time on June 17, 2025, at www.virtualshareholdermeeting.com/XYZ2025, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side